PURCHASE AGREEMENT

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15.13	Disclosure Schedule	48
15.14	Incorporation of Schedules	48
15.15	Bulk Transfer Laws	48

PURCHASE AGREEMENT

THIS AGREEMENT entered into effective as of January 24, 2007.

AMONG:

STOCKGROUP INFORMATION SYSTEMS INC., a Colorado corporation

("Stockgroup")

AND:

STOCKGROUP SYSTEMS LTD., a Nevada corporation

("Stockgroup Systems")

AND:

STOCKGROUP MEDIA INC., a British Columbia corporation

("Stockgroup Media")

AND:

TELECOMMUNICATION SYSTEMS, INC., a Maryland corporation

("TCS")

AND:

TELECOMMUNICATION SYSTEMS (HOLDINGS) LIMITED, a company incorporated in England and Wales, U.K.

("TCS Holdings")

WHEREAS:

                    This Agreement contemplates a series of transactions in which Stockgroup, Stockgroup Systems and Stockgroup Media will, in the aggregate, purchase the Business (as hereinafter defined) from TCS and TCS Holdings through the acquisition of all of the issued and outstanding securities of TeleCommunication Systems Limited, TeleCommunication Systems Benelux BV, TeleCommunication Systems Iberian SA and Aether Systems (UK) Limited, and the acquisition of specific assets of TCS.

NOW THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, the parties hereto do hereby agree as follows:

1.	DEFINITIONS

(a)

“2007 Gross Profit” means the amount of Gross Profit derived by Stockgroup, Stockgroup Systems and Stockgroup Media from the operation of the Business for the period beginning on the Closing Date and ending December 31, 2007.

(b)

"Accounts Receivable" means (i) all accounts receivable of the Acquired Entities; (ii) all accounts receivable under agreements or contracts for services or products provided by the Sellers in respect of the Acquired Assets and the Eight Black Agreement, and other rights to payment from customers of the Business and the full benefit of all security for such accounts or right to payment; (iii) all other accounts or notes receivable of the Acquired Entities or either of the Sellers in respect of the Acquired Assets and the Eight Black Agreement, or otherwise with respect to the Business and the full benefit of all security for such accounts or notes; (iv) costs and estimated earnings in excess of billings on uncompleted contracts with respect to the Business and (v) any claim, remedy or other right relating to any of the foregoing.

	(c)	"Acquired Assets" means all of the assets of TCS that are used in the Business and identified on the list of assets attached to this Agreement as Schedule “A”.

	(d)	“Acquired Entities” means TCS Ltd., Benelux, Iberian and Aether.

	(e)	“Acquired Shares” means all of the issued and outstanding common shares in the capital of TCS Ltd.

	(f)	“Accredited Investor” shall have the meaning set forth in Rule 501(a) of Regulation D promulgated under the Securities Act.

	(g)	“Additional Consideration” shall have the meaning set forth in Section 3.4, below.

	(h)	“Aether” means Aether Systems (UK) Limited, a company organized under the laws of the United Kingdom having Company No. 01831719.

	(i)	“Aether Shares” means all of the issued and outstanding common shares in the capital of Aether.

(j)

"Affiliate" means, with respect to any Person, any Person which directly or indirectly through stock ownership, other arrangements or otherwise either controls, or is controlled by or is under common control with, such Person.

	(k)	"Assumed Liabilities" means the liabilities listed on the November 30, 2006 Statement of Net Assets, which is attached at Section 6.12 of the Disclosure Schedule (Schedule I) to this Agreement.

(l)

"Basis" means any past or present fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction that forms or could form the basis for any specified consequence.

(m)	“Benelux” means TeleCommunication Systems Benelux BV, a company organized under the laws of the Netherlands (Company No. 33297036).

(n)	“Benelux Note” means a simple demand promissory note, without interest, to be made at Closing by TCS Ltd. and payable to the order of TCS Holdings in the amount of the Benelux Share Price.

(o)	“Benelux Shares” means all of the issued and outstanding securities in the capital of Benelux.

(p)	“Benelux Share Price” means the sum of One Thousand Dollars ($1,000).

(q)

“Business” means the business of providing a portfolio of products and services that provide financial market data for wireless devices to consumers and enterprise that was owned and operated, in the aggregate, by TCS and the Acquired Entities up to the Closing Date and that will be owned and operated by Stockgroup Systems, Stockgroup Media and the Acquired Entities after the Closing Date.

(r)	“Business Day” means any day that commercial banks are open for business in both Baltimore, Maryland and Vancouver, British Columbia.

(s)

"Cash" means cash and cash equivalents (including marketable securities and short term investments) calculated in accordance with GAAP applied on a basis consistent with the preparation of the Financial Statements.

(t)

"Claims" means any action, cause of action, suit, claim or counterclaim or legal, administrative or arbitral proceeding or investigation, whether or not the defense thereof, or any Liability in respect thereof, is covered by insurance and whether under consumer laws, equity or statute, including employment protection legislation.

(u)	"Closing" has the meaning set forth in Section 4 below.

(v)	"Closing Date" has the meaning set forth in Section 4 below.

(w)	"Disclosure Schedule" has the meaning set forth in Section 6 below.

(x)	“Eight Black Agreement” means the MarketStream Distributor Agreement between the Eight Black Partnership Pty. Ltd. and TCS, effective as of March 4, 2006.

(y)	"Employee Benefit Plan" means any employee benefit plan or similar program maintained by any of the Acquired Entities or maintained by TCS and made available to any employees providing, or who have in the past provided, services in or to the Business.

(z)

"Environmental, Health and Safety Requirements" shall mean all federal, provincial, state and local statutes, regulations, ordinances and other provisions having the force or effect of law, all judicial and administrative orders and determinations, all contractual obligations and all common law concerning public health and safety, worker health and safety, and pollution or protection of the environment, including without limitation all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labelling, testing, processing, discharge, release, threatened release, control, or cleanup of any hazardous materials, substances or wastes, chemical substances or mixtures, pesticides, pollutants, contaminants, toxic chemicals, petroleum products or by-products, asbestos, polychlorinated biphenyls, noise or radiation, each as amended and as now or hereafter in effect.

(aa)	“Excluded Liabilities” means any Liability that is not an Assumed Liability.

(bb)	“Excluded Software” shall have the meaning set forth in Section 6.18 of the Disclosure Schedule.

(cc)	"Financial Statement" has the meaning set forth in Section 6.12 below.

(dd)	"Fiscal Year End Statements" has the meaning set forth in Section 6.12 below.

(ee)	"GAAP" means U.S. generally accepted accounting principles as in effect from time to time.

(ff)

“Gross Profit” means total revenue less costs for data feeds (Reuters), Imperial Software (IST), airtime, exchange fees, other direct costs of revenue and U.S. labor costs (collectively, “cost of revenue”), calculated in a manner substantially as calculated by TCS in its operation of the Business.

(gg)	“Iberian” means TeleCommunication Systems Iberian SA, a company organized under the laws of Spain (CIF No. A81968760).

(hh)	“Iberian Note” means a simple demand promissory note, without interest, to be made at Closing by TCS Ltd. and payable to the order of TCS Holdings in the amount of the Iberian Share Price.

(ii)	“Iberian Shares” means all of the issued and outstanding common shares in the capital of Iberian.

(jj)	“Iberian Share Price” means the sum of One Thousand Dollars ($1,000).

(kk)

"Intellectual Property" means all of the (i) Know-how, (ii) Trademarks, (iii) copyrights, copyright registrations and applications for registration, (iv) Software Programs (other than Excluded Software) and (v) all other intellectual property rights whether registered or not, in each case that are licensed to or owned by TCS and used in the Business as currently operated or which are licensed to or owned by the Acquired Entities, including:

(i)

all service marks, trade dress, logos, slogans, trade names, corporate names (including the name "Aether" in any form or combination with other words), Internet domain names and rights in telephone numbers, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith;

(ii)	all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith;

(iii)	all mask works and all applications, registrations, and renewals in connection therewith;

(iv)

all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals);

(v)	all computer software (including source code, executable code, data, databases and related documentation);

(vi)	all advertising and promotional materials;

(vii)	all other proprietary rights; and

(viii)	all copies and tangible embodiments thereof (in whatever form or medium),

but excluding any patents or patent applications issued to or owned by TCS.

(ll)

“Know-how” means any and all product specifications, processes, methods, product designs, plans, trade secrets, ideas, concepts, inventions, manufacturing, engineering and other manuals and drawings, physical and analytical, safety, quality control, technical information, data, research records, all promotional literature, customer and supplier lists and similar data and information, and any and all other confidential or proprietary technical and business information which are licensed to or owned by TCS and used in the Business as currently operated or which are licensed to or owned by any of the Acquired Entities.

(mm)	"Knowledge" means actual knowledge after reasonable investigation.

(nn)

“Lease Consents” means, as to each of the Leases that prohibits assignment without the written consent of the landlord, a written consent for the assignment thereof in form and substance satisfactory to Stockgroup, acting reasonably.

(oo)

"Leased Real Property" means all leasehold or subleasehold estates and other rights to use or occupy any land, buildings, structures, improvements, fixtures or other interest in real property held by any of the Sellers in connection with the operation of the Business or held by any of the Acquired Entities.

(pp)

"Leases" means all leases, subleases, licenses, concessions and other agreements (written or oral), including all amendments, extensions, renewals, guaranties and other agreements with respect thereto, pursuant to which any of the Acquired Entities holds any Leased Real Property or pursuant to which either of the Sellers holds any Leased Real Property that is used, or intended to be used, in the conduct of the Business, including the right to all security deposits and other amounts and instruments deposited by or on behalf of any of the TCS Entities thereunder.

(qq)

"Liability" means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

(rr)

"Losses" means any and all losses, demands, Claims, allegations, assertions, Liabilities, costs, damages, judgments, obligations (including corrective or remedial obligations), debts, settlements, assessments, deficiencies, Taxes, penalties, interest, fines or expenses, whether or not arising out of any Claims by or on behalf of a third party, including interest, penalties, reasonable attorney’s fees and expenses and all reasonable amounts paid in investigation, defense or settlement of any of the foregoing, but specifically excluding any consequential, special or punitive damages.

(ss)	"Material" means, with respect to any matter, that a reasonable person would consider the matter significant under the circumstances.

(tt)

"Material Adverse Effect" means a Material and adverse effect upon (i) the business, operations, assets, liabilities, conditions (financial or otherwise), operating results, prospects, or customer, supplier or employee relations of the Business or (ii) the ability of the Purchasers or Sellers to consummate the transactions contemplated hereby or perform their respective obligations hereunder.

(uu)	"Most Recent Fiscal Year End" has the meaning set forth in Section 6.12(b) below.

(vv)	"Ordinary Course of Business" means the ordinary course of business consistent with past custom and practice.

(ww)

"Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

(xx)	“Purchase Price” means Five Hundred Seventy Thousand Dollars ($570,000) plus the assumption, by Stockgroup Systems, of the Assumed Liabities.

(yy)

"Purchaser Indemnitees" shall mean Stockgroup, Stockgroup Systems and Stockgroup Media, together with their respective Affiliates (including, after Closing, the Acquired Entities) and their respective Representatives.

(zz)	“Purchasers” means Stockgroup, Stockgroup Systems and Stockgroup Media.

(aaa)

“Purchaser Shares” means One Million Five Hundred Thousand (1,500,000) common shares in the capital of Stockgroup to be issued to TCS at a deemed price of $0.38 per share in payment of the Purchase Price.

(bbb)	“Pro-Rata Portion” means the following percentages of any Additional Consideration that may be earned and paid pursuant to Section 3.4 of this Agreement, below:

(i) as to Stockgroup Systems, ninety-eight and two-tenths percent (98.20%),
(ii) as to Stockgroup Media, one and one-tenth percent (1.1%), and
(iii) as to Stockgroup, seven-tenths of one percent (0.7%).

(ccc)

"Real Property" means all land, together with all buildings, structures, improvements and fixtures located thereon, including all electrical, mechanical, plumbing and other building systems, fire protection, security and surveillance systems, telecommunications, computer, wiring and cable installations; utility installations, water distribution systems, and landscaping, together with all easements and other rights and interests appurtenant thereto (including air, oil, gas, mineral and water rights).

(ddd)	"Real Property Laws" has the meaning set forth in Section 6.17(e) below.

(eee)

“Representatives” shall mean a Person’s directors, officers, Affiliates, employees, attorneys, accountants, representatives, lenders, consultants, independent contractors, stockholders, members and other agents.

(fff)	"Securities Act" means the United States’ Securities Act of 1933, as amended.

(ggg)	"Securities Exchange Act" means the United States’ Securities Exchange Act of 1934, as amended.

(hhh)	"Security Interest" means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than liens for Taxes not yet due and payable;

(iii)	"Seller Indemnitees" shall mean TCS and TCS Holdings, together with their respective Affiliates and their respective Representatives.

(jjj)	"Sellers" means TCS and TCS Holdings.

(kkk)	“Straddle Period” means any Tax period beginning before and ending after the close of business on the Closing Date.

(lll)

"Tax" means any federal, state, provincial, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

(mmm)

“Tax Assets” shall mean any refund, abatement or credit of, and all other assets comprising receivables or deferred assets or prepayments for, Taxes arising or resulting from the conduct of the Business or the ownership of the Acquired Assets, the TCS Ltd. Shares, the Benelux Shares, the Iberian Shares or the Aether Shares by the Sellers or any of their Affiliates, or the ownership of any of the Acquired Entities or any of their respective Affiliates for taxable periods or portions thereof ending on or before the Closing Date.

(nnn)

“Tax Liabilities” shall mean all Liabilities for Taxes arising or resulting from the conduct of the Business or the ownership of the Acquired Assets by the Sellers (or either of them), any of the Acquired Entities or any of their respective Affiliates for taxable periods or portions thereof ending on or before the Closing Date.

(ooo)

"Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

(ppp)	“TCS Entities” means TCS, TCS Holdings and the Acquired Entities.

(qqq)	“TCS Ltd.” means TeleCommunication Systems Limited, a company organized under the laws of England and Wales, U.K. (Company No. 03968661).

(rrr)	“TCS Ltd. Shares” means all of the issued and outstanding common shares in the capital of TCS Ltd.

(sss)	“Transition Services Agreement” means the agreement, substantially in the form of Schedule H to this Agreement, whereby TCS will provide certain services to the Purchasers.

(ttt)	“Trademarks” means all of the Trademarks listed on Schedule B attached to this Agreement.

(uuu)	"TSX-V" means the TSX Venture Exchange, a Canadian stock exchange.

(vvv)	“UK Lease” means the lease for Number 6 Dyers’ Buildings in the City of London dated January 14, 1999.

1.2	Currency

In this Agreement, any reference to currency is to the lawful currency of the United States of America unless the context clearly requires otherwise.

2.	TCS SHARE TRANSACTIONS

2.1	Purchase and Sale of Benelux Shares

Prior to Closing TCS Ltd. shall purchase from TCS Holdings, and TCS Holdings shall sell, transfer, convey and deliver to TCS Ltd., all of the Benelux Shares for the Benelux Share Price. TCS Ltd. shall pay the Benelux Share Price by delivering the Benelux Note to TCS Holdings. Documentation of the transfer will conform to the requirements of Applicable Law and filing requirements, including the execution and delivery of a Notarial Deed of Transfer substantially in the form attached hereto as Schedule D.

2.2	Purchase and Sale of Iberian Shares

Prior to Closing, TCS Ltd. shall purchase from TCS Holdings, and TCS Holdings shall sell, transfer, convey and deliver to TCS Ltd., all of the Iberian Shares for the Iberian Share Price. TCS Ltd. shall pay the Iberian Share Price by delivering the Iberian Note to TCS Holdings. Documentation of the transfer will conform to the requirements of Spanish law and filing requirements, including the execution and delivery of a Notarial Deed of Transfer substantially in the form attached hereto as Schedule E.

3.	THE STOCKGROUP TRANSACTIONS

3.1	Purchase and Sale

Subject to the terms and conditions of this Agreement, Stockgroup shall purchase from TCS, and TCS shall sell, assign, transfer, convey, and deliver to Stockgroup and its nominees Stockgroup Systems and Stockgroup Media as provided herein, all of the Acquired Assets, the Eight Black Agreement and the TCS Ltd. Shares at the Closing in exchange for the Purchase Price.

3.2	Assumption of Liabilities

None of the Purchasers will assume or have any liability for, or responsibility with respect to, any Excluded Liability.

3.3	Payment of Purchase Price

At the Closing,

(i)	Stockgroup shall issue to TCS the Purchase Shares;

(ii)	Stockgroup Systems shall assume the Assumed Liabilities;

(iii)

Stockgroup Systems shall deliver to Stockgroup a promissory note in the amount of Five Hundred Sixty One Thousand Dollars ($561,000) as consideration for the transfer to Stockgroup Systems, at the Closing, of the Acquired Assets; and

(iv)	Stockgroup Media shall deliver to Stockgroup a promissory note in the amount of Six Thousand Dollars ($6,000) as consideration for the transfer to Stockgroup Media of the Eight Black Agreement.

3.4	Additional Consideration

(a)

The Purchase Price may be increased by the Additional Consideration, which shall be determined by Stockgroup pursuant to Section 3.4(b), below, within ninety (90) days after the first anniversary of the Closing Date.

(b)

The Additional Consideration shall be equal to fifty percent (50%) of the amount, if any, by which 2007 Gross Profit exceeds $3,000,000, but excluding any portion of 2007 Gross Profit that is in excess of $4,000,000. For clarity, Additional Consideration cannot exceed $500,000. Stockgroup shall send notice to Sellers of the amount of 2007 Gross Profit on or before April 1, 2008, which notice shall enclose payment of any Additional Consideration due, if any, pursuant to this Section 3.4. Additional Consideration shall be paid by each of Stockgroup, Stockgroup Systems and Stockgroup Media in respect of their respective Pro-Rata Portion.

(c)

If TCS objects to the calculation of Additional Consideration by written notice to Stockgroup within ten days of receipt of Stockgroup’s notice of the amount of 2007 Gross Profit, TCS and Stockgroup shall attempt in good faith to agree upon the Additional Consideration amount by no later than May 1, 2008.

3.5	Allocation

The Parties agree to allocate the Purchase Price for all purposes (including financial, accounting and Tax purposes) in accordance with the allocation schedule attached hereto as Schedule G. The Parties shall report and file all Tax Returns (including amended Tax Returns and claims for refund) consistent with the allocation shown on Schedule G and shall not voluntarily take a position contrary thereto or inconsistent therewith (including, without limitation, in any audits or examinations by any Governmental Authority or any other proceedings). The Parties shall cooperate in the filing of any forms (including “Form 8594” under Section 1060 of the Code) with respect to such allocation, including any amendments thereto.

4.	THE CLOSING

The closing of all of the transactions contemplated by this Agreement (the "Closing") shall take place beginning at 9:00 a.m. Pacific Standard Time on the second business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate those transactions (other than conditions with respect to actions the respective Parties will take at the Closing itself) or such other date as the Parties may mutually determine (the "Closing Date"); provided, however, that the Closing Date shall be no later than January 31, 2007. The Closing may take place by exchange of the appropriate solicitor's undertakings, which will involve each party's solicitors delivering to his or her counterpart all required consideration and documentation, to be held in trust and not released until all required closing deliveries have been made and all conditions to closing have been satisfied or waived by the party which has the benefit of such conditions.

5.	DELIVERIES AT THE CLOSING

5.1	Deliveries to Stockgroup Systems from TCS

At the Closing TCS will deliver the following to Stockgroup Systems:

	(a)	the various certificates, instruments, and documents referred to in, or that are necessary to remove the conditions specified in, Section 9.1 below;

	(b)	an executed counterpart of the Transition Services Agreement;

	(c)	an assignment of Trademarks in the form attached as Schedule J hereto and documents necessary to effect transfer of registrations in respect thereof to Stockgroup Systems;

	(d)	an assignment of the domain names set out in the form of assignment attached as Schedule K hereto and documents necessary to effect transfer of registrations in respect thereof to Stockgroup Systems;

	(e)	a general assignment and assumption agreement in a form attached as Schedule L hereto;

	(f)	a bill of sale in the form attached as Schedule M hereto in respect of the Acquired Assets;

	(g)	all necessary consents in respect of the sale, transfer, conveyance, and assignment of the Acquired Assets; and

	(h)	such other instruments of sale, transfer, conveyance, and assignment of the Acquired Assets as Stockgroup Systems and its counsel reasonably may request.

5.2	Deliveries to Stockgroup Media from TCS

At the Closing TCS will deliver the following to Stockgroup Media, as applicable:

	(a)	an assignment in respect of all of TCS's right, title and interest under the Eight Black Agreement in the form attached as Schedule N hereto; and

	(b)	all necessary consents in respect of the transfer of assignment of the Eight Black Agreement.

5.3	Deliveries to Stockgroup from TCS Holdings

At the Closing TCS will deliver the following to Stockgroup:

	(a)	list of all of the employees of each of the Acquired Entities as at the Closing;

	(b)	share certificates representing all of the issued and outstanding shares of TCS Ltd. duly endorsed for transfer to Stockgroup;

(c)

the share registers of each of Aether, Benelux and Iberian showing that TCS Ltd. is the sole registered holder of all the issued and outstanding shares in the capital of each of Aether, Benelux and Iberian;

	(d)	the minute books and records of all of the Acquired Entities;

	(e)	the originals (or copies where necessary) of all agreements, documents and deeds executed, entered into or granted by any of the Acquired Entities;

	(f)	the written resignation of each director and officer of each of the Acquired Entities effective immediately following the Closing.

	(g)	the Benelux Note, duly cancelled;

	(h)	the Iberian Note, duly cancelled; and

	(i)	such other instruments of sale, transfer, conveyance, and assignment as Stockgroup and its counsel reasonably may request.

5.4	Deliveries to TCS by Stockgroup

At the Closing Stockgroup will deliver the following to TCS:

	(a)	an executed counterpart of the Transition Services Agreement;

	(b)	the various certificates, instruments, and documents referred to in, or that are necessary to remove the conditions specified in, Section 9.2 below;

	(c)	the Purchaser Shares.

(d)	Internal Revenue Service Form 8594 – Asset Acquisition Statement (to be provided after Closing and not later than August 15, 2007)

5.5	Deliveries by Stockgroup Systems to TCS

At the Closing Stockgroup Systems will deliver to TCS an assumption of the Assumed Liabilities in the form attached as Schedule L hereto.

5.6	Deliveries by TCS to Stockgroup

At the Closing TCS will deliver to Stockgroup a completed and executed Accredited Investor Questionnaire in the form attached hereto as Schedule P.

6.	REPRESENTATIONS AND WARRANTIES OF THE SELLERS

Sellers do hereby jointly and severally represent and warrant to Purchasers that the statements contained in this Article 6 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article 6), except as set forth in the disclosure schedule accompanying this Agreement and initialled by the Parties (the "Disclosure Schedule"). The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Article 6.

6.1	Organization of the Sellers

Each of the TCS Entities is a corporation duly incorporated, organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

6.2	Authorization of Transactions

Each of the Sellers has all necessary power and authority (including all necessary corporate power and authority) to execute and deliver this Agreement and to perform its respective obligations hereunder. Without limiting the generality of the foregoing, the board of directors of each of the Sellers, and TCS in its capacity as the sole shareholder of TCS Holdings, has duly authorized the execution, delivery, and performance of this Agreement by the Sellers. This Agreement constitutes the valid and legally binding obligation of each of the Sellers and is enforceable in accordance with its terms and conditions. The Board of Directors of each of Benelux and Iberian has duly consented to the transfer of the Benelux Shares and the Iberian Shares, respectively, to TCS Ltd. pursuant to the terms of this Agreement, and the Board of Directors of TCS Ltd. has duly authorized (a) the acquisition of the Benelux Shares and the Iberian Shares by TCS Ltd. and (b) the transfer of the TCS Ltd. Shares from TCS Holdings to Stockgroup.

6.3	Noncontravention

Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will:

(a)

violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which any of the TCS Entities is subject or any provision of the charter or bylaws of any of them; or

(b)

conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which any of the TCS Entities is a party or by which they (or any of them) are bound or to which any of their assets are subject (or result in the imposition of any Security Interest upon any of their assets except as set out in this Agreement). Except as set out in the Disclosure Schedule, none of the TCS Entities needs to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

6.4	Brokers' Fees

None of the TCS Entities has any Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement except for Signal Hill Capital and/or Ridgecrest Capital Partners, whose fees and expenses will be paid by TCS.

6.5	Title to Assets

Except as set forth in Section 6.5 of the Disclosure Schedule, each of the Acquired Entities has good and marketable title to, or a valid leasehold interest in, their assets, free and clear of all Security Interests or restriction on transfer except such restrictions on transfer of any common stock as may be imposed by applicable securities laws.

6.6	Title to TCS Ltd. Shares, Benelux Shares and Iberian Shares

At the date of this Agreement, TCS Holdings has good and marketable title to the TCS Ltd. Shares, the Benelux Shares and the Iberian Shares, free and clear of all Security Interests or restrictions on transfer except such restrictions on transfer as may be imposed by applicable securities laws.

6.7	Title to Aether Shares

At the date of this Agreement, TCS Ltd. has good and marketable title to the Aether Shares, free and clear of all Security Interests or restrictions on transfer except such restrictions on transfer as may be imposed by applicable securities laws.

6.8	Title to Acquired Shares at Closing

At the date of Closing, TCS Holdings will have good and marketable title to the TCS Ltd. Shares, free and clear of all Security Interests or restrictions on transfer except such restrictions on transfer as may be imposed by applicable securities laws.

6.9	Title to Benelux Shares and Iberian Shares at Closing

At the date of Closing, TCS Ltd will have good and marketable title to the Benelux Shares and the Iberian Shares, free and clear of all Security Interests or restrictions on transfer except such restrictions on transfer as may be imposed by applicable securities laws.

6.10	Title to Acquired Assets

Except as set forth in Section 6.10 of the Disclosure Schedule, TCS has good and marketable title to, or a valid leasehold interest in, the Acquired Assets and the Eight Black Agreement, free and clear of all Security Interests or restriction on transfer.

6.11	Subsidiaries

Section 6.11 of the Disclosure Schedule sets forth for each of TCS Holdings and the Acquired Entities:

	(a)	its name and jurisdiction of incorporation;

	(b)	the number of shares of authorized capital stock of each class of its capital stock;

	(c)	the number of issued and outstanding shares of each class of its capital stock, the names of the holders thereof, and the number of shares held by each such holder;

	(d)	the number of shares of its capital stock held in treasury; and

	(e)	the names and titles of its directors and officers.

Each of the TCS Entities is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required. Each of the TCS Entities has all necessary corporate power and authority and all licenses, permits, and authorizations necessary to carry on the Business and to own and use the properties owned and used by it. TCS has delivered to Stockgroup correct and complete copies of the charter and bylaws of the Acquired Entities (as amended to date). All of the issued and outstanding shares of capital stock of each of the Acquired Entities have been duly authorized and are validly issued, fully paid and nonassessable. TCS holds of record and owns beneficially all of the issued and outstanding securities of TCS Holdings. TCS Holdings holds of record and owns beneficially all of the Acquired Shares. All of the Acquired Shares are free and clear of any restrictions on transfer (other than restrictions under applicable securities laws), Taxes, Security Interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require TCS or any of the Acquired Entities to sell, transfer, or otherwise dispose of any capital stock of any of TCS Holdings and the Acquired Entities or that could require any of the Acquired Entities to issue, sell, or otherwise cause to become outstanding any of its own capital stock (other than as contemplated in this Agreement). There are no outstanding stock appreciation, phantom stock, profit participation, or similar rights with respect to any of the Acquired Entities. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of any capital stock of any of TCS Holdings and the Acquired Entities. The minute books (containing the records of meetings of the stockholders, the board of directors, and any committees of the board of directors), the stock certificate books, and the stock record books of the Acquired Entities are correct and complete. None of the Acquired Entities is in default under or in violation of any provision of its charter or bylaws. None of the Acquired Entities controls directly or indirectly or has any direct or indirect equity participation in any corporation, partnership, trust, or other business association except that TCS Ltd. owns all of the Aether Shares and will, at Closing, own all of the Benelux Shares and the Iberian Shares.

6.12	Financial Statements

(a)	Attached hereto as Section 6.12 of the Disclosure Schedule is the November 30, 2006 Statement of Net Assets prepared by TCS and relating to the Business (the "Financial Statement").

(b)

Promptly after Closing, but in no event later than forty-five (45) days after the Closing, Seller will deliver to Purchaser audited consolidated balance sheets and consolidated statements of income, changes in stockholders' equity, and cash flow (the "Fiscal Year End Statements") as of and for the fiscal years ended December 31, 2005 and 2006 (the "Most Recent Fiscal Year End") for the Business;

(c)

Upon receipt, Seller shall use the Fiscal Year End Statements to prepare a statement of net assets for the Business as of the Most Recent Fiscal Year End (the “Closing Statement of Net Assets”). Stockgroup and TCS will reconcile the Closing Statement of Net Assets to the Fiscal Year End Statements. For the avoidance of doubt, the results of operations beginning January 1, 2007, shall be for the benefit of the Purchasers; and

(d)

Within thirty (30) days of Closing, or such other date as TCS and Stockgroup mutually agree, TCS will deliver to Stockgroup a reconciliation of the cash arising out of operation of the Acquired Assets to account for receipts and disbursements occurring after December 31, 2006. This reconciliation will be reconciled by Stockgroup and TCS to the Fiscal Year End Statements.

(e)

The Fiscal Year End Statements (including the notes thereto) will be prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, present fairly the financial condition of the and the results of operations of the Business for such periods, are correct and complete, and are consistent with the books and records of the Sellers and the Acquired Entities (which books and records are correct and complete).

6.13	Events Subsequent to Most Recent Fiscal Quarter End

Since November 30, 2006 and except for matters described in or contemplated by this Agreement, there has not been any Material adverse change in the business, financial condition, operations, results of operations, or future prospects of the Business or any of the TCS Entities. Except as set out in Section 6.13 of the Disclosure Schedule and without limiting the generality of the foregoing, since the Most Recent Fiscal Quarter End:

	(a)	none of TCS Holdings or the Acquired Entities has sold, leased, transferred, or assigned any of its assets, tangible or intangible, other than in the Ordinary Course of Business;

	(b)	TCS has not sold, leased, transferred or assigned any of the assets used in the operation of the Business, tangible or intangible, other than in the Ordinary Course of Business;

(c)

none of TCS Holdings or the Acquired Entities has entered into any new agreement (or series of related agreements) either involving more than $5,000 or that was outside the Ordinary Course of Business;

	(d)	TCS has not entered into any new agreement or series of related agreements with respect to the Business either involving more than $5,000 or that was outside the Ordinary Course of Business;

(e)

no party (including any of the TCS Entities) has accelerated, terminated, modified, or cancelled any agreement, contract, lease, or license (or series of related agreements, contracts, leases, and licenses) involving more than $5,000 to which any of TCS Holdings and the Acquired Entities is a party or by which any of them is bound other than the modification to the agreement with Imperial Software Technology of which Stockgroup is already aware;

(f)

no party (including any of the TCS Entities) has accelerated, terminated, modified, or cancelled any agreement, contract, lease, or license (or series of related agreements, contracts, leases, and licenses) pertaining to the Business, involving more than $5,000 and to which TCS is a party or by which it is bound;

	(g)	no Security Interest has been imposed upon any of the Acquired Assets or the Eight Black Agreement or the assets, tangible or intangible, of any of the Acquired Entities;

	(h)	none of the Acquired Entities has made any capital expenditure (or series of related capital expenditures) either involving more than $5,000 or outside the Ordinary Course of Business;

(i)

none of the Acquired Entities has made any capital investment in, any loan to, or any acquisition of the securities or assets of, any other Person (or series of related capital investments, loans, and acquisitions) either involving more than $5,000 or outside the Ordinary Course of Business;

(j)

none of the Acquired Entities has issued any note, bond, or other debt security or created, incurred, assumed, or guaranteed any indebtedness for borrowed money or capitalized any lease obligation involving more than $5,000;

(k)

none of the Acquired Entities has cancelled, compromised, waived, or released any right or claim (or series of related rights and claims) either involving more than $5,000 or outside the Ordinary Course of Business;

(l)

none of the TCS Entities has granted any license or sublicense of any rights under or with respect to any Intellectual Property that is either used in the Business, constitutes an Acquired Asset or is an asset of any of the Acquired Entities;

(m)	there has been no change made or authorized in the charter or bylaws of any of the Acquired Entities;

(n)

none of the Acquired Entities has declared, set aside or paid any dividend or made any distribution with respect to its capital stock (whether in cash or in kind) or redeemed, purchased, or otherwise acquired any of its capital stock;

(o)	none of the Acquired Entities has experienced any Material damage, destruction, or loss (whether or not covered by insurance) to its property;

(p)	none of the Acquired Entities has made any loan to, or entered into any other transaction with, any of its directors, officers and employees outside the Ordinary Course of Business;

(q)	none of the Acquired Entities has entered into any employment contract or collective bargaining agreement, written or oral, or modified the terms of any existing such contract or agreement;

(r)	none of the Acquired Entities has granted any increase in the base compensation of any of its directors, officers, and employees outside the Ordinary Course of Business;

(s)

none of the Acquired Entities has adopted, amended, modified, or terminated any bonus, profit sharing, incentive, severance, or other plan, contract, or commitment for the benefit of any of its directors, officers, and employees (or taken any such action with respect to any other Employee Benefit Plan);

(t)	none of the Acquired Entities has made any other change in employment terms for any of its directors, officers, and employees outside the Ordinary Course of Business;

(u)	none of the Acquired Entities has made or pledged to make any charitable or other capital contribution outside the Ordinary Course of Business;

(v)

except as contemplated by the terms of this Agreement, there has not been any other Material occurrence, event, incident, action, failure to act, or transaction outside the Ordinary Course of Business involving any of the Acquired Entities; and

(w)	none of the Acquired Entities has committed to any of the foregoing.

Disclosure of any fact in respect of any subsection of this Section 6.13 in the Disclosure Schedule shall be deemed to constitute disclosure of that fact with respect to any other subsection of this Section 6.13, if a reasonable person would find such disclosure relevant to such subsection.

6.14	Undisclosed Liabilities

None of the Acquired Entities has any Liability (and to Sellers’ Knowledge there is no Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rise to any Liability), except for:

(a)	Liabilities set forth on the face of the November 30, 2006 Statement of Net Assets (rather than in any notes thereto);

(b)

Liabilities which have arisen after November 30, 2006 in the Ordinary Course of Business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of warranty, tort, infringement, or violation of law); and

(c)	Liabilities set forth in Section 6.14 of the Disclosure Schedule.

6.15	Legal Compliance

(a)

Since January 13, 2004, each of the Acquired Entities has complied in all Material respects with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, provincial, state, local, and foreign governments (and all agencies thereof), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply.

(b)

To Sellers’ Knowledge, prior to January 13, 2004, each of the Acquired Entities and their respective predecessors complied in all Material respects with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, provincial, state, local, and foreign governments (and all agencies thereof), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply.

(c)

Each of the Sellers, to the extent that they have engaged in the conduct of the Business or as a result of ownership of the Acquired Assets, has complied in all Material respects with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, provincial, state, local, and foreign governments (and all agencies thereof), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against any of them alleging any failure so to comply.

6.16	Tax Matters

Except as set out in Section 6.16 of the Disclosure Schedule:

(a)

Each of the Acquired Entities has filed all Tax Returns that it was required to file. All such Tax Returns were correct and complete in all Material respects. All Taxes owed by any of the Acquired Entities (whether or not shown on any Tax Return) have been paid. None of the Acquired Entities currently is the beneficiary of any extension of time within which to file any Tax Return. Since January 13, 2004 (and, to any of the TCS Entities Knowledge, prior to January 13, 2004), no claim has ever been made by an authority in a jurisdiction where any of the Acquired Entities does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Security Interests on any of the Acquired Assets that arose in connection with any failure (or alleged failure) to pay any Tax.

(b)

Each of the Acquired Entities has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

(c)

Each of TCS and TCS Holdings has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party pertaining to the Acquired Assets or otherwise pertaining to the Business.

(d)

No officer (or employee responsible for Tax matters) of any of the Sellers expects any authority to assess any additional Taxes in respect of the Business or any of the Acquired Entities for any period for which Tax Returns have been filed. There is no dispute or claim concerning any Tax Liability of any of the Sellers in respect of the Acquired Assets or the Business or of any of the Acquired Entities either:

		(i)	claimed or raised by any authority in writing; or

		(ii)	as to which any of the officers (and employees responsible for Tax matters) of the Sellers has Knowledge based upon personal contact with any agent of such authority. Section 6.16 of the Disclosure Schedule lists all federal, state, provincial, local, and foreign income Tax Returns filed with respect to any of the Acquired Entities for taxable periods ended on or after December 31, 2004, indicates those Tax Returns that have been audited, and indicates those Tax Returns that currently are the subject of audit. The Sellers have delivered to Stockgroup correct and complete copies of all Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by any of the Sellers since December 31, 2004.

(e)	None of the TCS Entities has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

(f)	At the Closing, TCS will provide to Stockgroup the following information with respect to each of the Acquired Entities, as applicable, as of the most recent practicable date:

	(i)	the net assets of each of the Acquired Entities;

	(ii)	the investment of TCS Holdings in the TCS Ltd. Shares, the Benelux Shares and the Iberian Shares;

the amount of

	(iii)	the non capital loss carry forward, investment tax credit, the undepreciated capital cost and the pool of deductible research and development expenditures as at December 31, 2005.

6.17	Real Property

	(a)	Except for its interest in the Leased Real Property, none of the Acquired Entities owns any interest in any Real Property.

(b)

Section 6.17 of the Disclosure Schedule sets forth the address of each parcel of Leased Real Property, and a true and complete list of all Leases for each such parcel of Leased Real Property (including the date and name of the parties to such Lease). Sellers have delivered to Stockgroup a true and complete copy of each such Lease document, and in the case of any oral Lease, a written summary of the material terms of such Lease. Except as set forth in Section 6.17 of the Disclosure Schedule, with respect to each of the Leases:

		(i)	such Lease is legal, valid, binding, enforceable and in full force and effect;

(ii)

the transactions contemplated by this Agreement do not require the consent of any other party to such Lease, will not result in a breach of or default under such Lease, and will not otherwise cause such Lease to cease to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Closing;

(iii)	possession and quiet enjoyment of the Leased Real Property under such Lease has not been disturbed and there are no disputes with respect to such Lease;

(iv)

none of the TCS Entities or, to the Sellers’ Knowledge, any other party to the Lease is in Material breach or default under such Lease and to the Sellers’ Knowledge no event has occurred or circumstance exists which, with the delivery of notice, the passage of time or both, would constitute such a breach or default, or permit the termination, modification or acceleration of rent under such Lease;

(v)	no security deposit or portion thereof deposited with respect to such Lease has been applied in respect of a breach or default under such Lease which has not been redeposited in full;

(vi)	none of the TCS Entities owe, or will based on the facts as they are at Closing owe in the future, any brokerage commissions or finder's fees with respect to such Lease;

(vii)	the other party to such Lease is not an affiliate of, and otherwise does not have any economic interest in, any of the TCS Entities;

(viii)	none of the TCS Entities has subleased, licensed or otherwise granted any Person the right to use or occupy such Leased Real Property or any portion thereof;

(ix)	none of the TCS Entities has collaterally assigned or granted any other security interest in such Lease or any interest therein; and

(x)	there are no liens or encumbrances on the estate or interest created by such Lease.

(c)	The Leased Real Property identified in the Disclosure Schedule comprises all of the Real Property used in the Business.

(d)

There is no condemnation, expropriation or other proceeding in eminent domain, pending or to Sellers’ Knowledge threatened, affecting any parcel of Leased Real Property or any portion thereof or interest therein. To the Sellers’ Knowledge, there is no injunction, decree, order, writ or judgment outstanding, nor any claims, litigation, administrative actions or similar proceedings, pending or threatened, relating to the lease, use or occupancy of the Leased Real Property or any portion thereof, or the operation of the Sellers' businesses as currently conducted thereon.

(e)

To the Knowledge of the TCS Entities, the Leased Real Property is in compliance in all Material respects with all applicable building, zoning, subdivision, health and safety and other land use laws and all insurance requirements affecting the Leased Real Property (collectively, the "Real Property Laws"), and the current use and occupancy of the Leased Real Property and the operation of the Business thereon does not violate any Real Property Laws in any Material respect. None of the TCS Entities has received any notice of violation of any Real Property Law and, to the Knowledge of the TCS Entities, there is no basis for the issuance of any such notice or the taking of any action for such violation. The TCS Entities have no Knowledge of any pending or anticipated change in any Real Property Law that will have a Material Adverse Effect on the lease, use or occupancy of any of the Leased Real Property or any portion thereof in the continued operation of the Business as currently conducted thereon.

6.18	Intellectual Property

(a)

Section 6.18(a) of the Disclosure Schedule contains a true and complete list of any registrations (or applications for registration) for any trademarks, servicemarks, copyrights or domain names included in the Intellectual Property and the current status of the same. Except as set forth in Section 6.18(a) of the Disclosure Schedule, all of the foregoing are and remain valid and subsisting, with all fees, payments and filings due as of the Closing Date duly made. All of the foregoing are, to Seller’s Knowledge, enforceable.

(b)

Section 6.18(b) of the Disclosure Schedule includes a true and complete list of all of Sellers’ and the Acquired Entities’ computer software programs, products and services which are material to the uninterrupted or unimpeded operation of the Business, included in the Intellectual Property, other than so called “off-the-shelf” shrink-wrap computer software programs and Excluded Software.

(c)

The Intellectual Property consists solely of items and rights which are: (i) owned by TCS or the Acquired Entities; or (ii) used by Seller or the Acquired Entities pursuant to a valid license, sublicense, consent or other similar written Contract.

	(d)	Except as set forth in Section 6.18(d) of the Disclosure Schedule, Sellers or the Acquired Entities own and possess the Intellectual Property free and clear of any and all encumbrances.

(e)

Except pursuant to Contracts set forth in Section 6.18(e) of the Disclosure Schedule, neither Sellers nor the Acquired Entities owe any royalties or other payments to third parties in respect of the Intellectual Property, and any royalties or other payments that have accrued prior to the Closing have been paid.

(f)

Although Section 6.18 of the Disclosure Schedule is intended to be complete, to the extent any intellectual property rights or assets of the Sellers related to the Business are otherwise necessary for the ownership and operation of the Business as currently conducted, but are not properly itemized or do not appear on Section 6.18 of the Disclosure Schedule, then, unless this Agreement otherwise provides directly for Purchasers to provide for or obtain such rights or assets in a different way, the Sellers will deliver such further intellectual property rights or assets that it owns as may be necessary for the continued operation of the Business as operated by Sellers immediately prior to the Closing.

6.19	Sufficiency of Assets

Except as listed in Section 6.18(a) of the Disclosure Schedule, after the Closing, the Purchasers will collectively own or lease, either directly through the acquisition of the Acquired Assets and the Eight Black Agreement or indirectly through the acquisition of the Acquired Entities, all tangible and intangible assets necessary for the conduct of the Business as currently conducted by the TCS Entities.

6.20	Condition of Assets

To Sellers’ Knowledge, each tangible asset comprising the Acquired Assets or owned by any of the Acquired Entities is free from Material defects (patent and latent), has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear), and is suitable for the purposes for which it presently is used.

6.21

PermitsEach of the Acquired Entities possesses all governmental approvals and permits necessary to conduct the Business as currently operated by the TCS Entities. No such government approval or permit has been suspended or cancelled nor is any such suspension or cancellation pending or, to Seller’s Knowledge, threatened. Except for permits the loss of which is not reasonably expected to have a Material Adverse Effect, none of these governmental authorizations or permits will terminate by reason of this transaction. None of the Sellers and the Acquired Entities is in conflict in any material respect with or in material default or violation of any of these governmental authorization or permits.

6.22	Contracts

Section 6.22 of the Disclosure Schedule lists the following contracts and other agreements to which any of the Sellers and the Acquired Entities is a party (or otherwise to which any of the Purchasers must be a party after Closing in order to operate the Business as it is presently conducted):

(a) any agreement (or group of related agreements) for the lease of personal property to or from any Person providing for lease payments in excess of $10,000 per annum;

(b)

any agreement (or group of related agreements) for the purchase or sale of raw materials, commodities, supplies, products, or other personal property, or for the furnishing or receipt of services, the performance of which will extend over a period of more than one year, result in a material loss to any of the Acquired Entities, or involve consideration in excess of $10,000;

(c) any agreement concerning a partnership or joint venture;

(d)

any agreement (or group of related agreements) under which any of the Acquired Entities has created, incurred, assumed, or guaranteed any indebtedness for borrowed money, or any capitalized lease obligation, in excess of $10,000 or under which any of the TCS Entities has imposed a Security Interest on any of the Acquired Assets or the assets of any of the Acquired Entities, tangible or intangible;

(e)

any profit sharing, stock option, stock purchase, stock appreciation, deferred compensation, severance, or other material plan or arrangement for the benefit of any employees engaged in the conduct of the Business and any current or former directors, officers, and employees of any of the Acquired Entities or to which any of them is otherwise a party;

(f)	any collective bargaining agreement;

(g)

any agreement for the employment by any of the Acquired Entities of any individual on a full-time, part-time, consulting, or other basis providing annual compensation in excess of $10,000 or providing severance benefits;

(h)	any agreement under which any of the Acquired Entities has advanced or loaned any amount to any of its directors, officers, and employees outside the Ordinary Course of Business; and

(i)

any agreement under which the consequences of a default or termination could, in the opinion of the officers and directors of the TCS Entities, have a Material Adverse Effect on the Business or on the financial condition, operations, results of operations, or future prospects of any of the Acquired Entities.

As of the Closing, the Sellers will have delivered to Stockgroup a correct and complete copy of each written agreement listed in Section 6.22 of the Disclosure Schedule (as amended to date) and a written summary setting forth the terms and conditions of each Material oral agreement referred to in Section 6.22 of the Disclosure Schedule. With respect to each agreement to which any of the Acquired Entities is a party or that will be assumed by any of the Purchasers at the Closing:

(j)	the agreement is legal, valid, binding, enforceable, and in full force and effect;

(k)

to the Knowledge of the TCS Entities and subject to receipt of the required consents to assignment of the agreements listed in Section 6.22of the Disclosure Schedule, the agreement will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the consummation of the transactions contemplated hereby;

(l)

the TCS Entities are not and, to the Sellers’ Knowledge, no other party is in breach or default, and no event has occurred which with notice or lapse of time would constitute a breach or default, or permit termination, modification, or acceleration, under the agreement;

(m)	To Sellers’ Knowledge, none of the parties to any agreement intends to terminate or alter the provisions thereof by reason of the transactions contemplated hereby; and

(n)	the TCS Entities have not and, to the Sellers’ Knowledge, no other party has repudiated any provision of the agreement.

6.23	Notes and Accounts Receivable

(a)

All notes and accounts receivable of the Acquired Entities, and all notes and accounts receivable of the Sellers pertaining to the Business, the Acquired Assets or the Eight Black Agreement are reflected properly on their respective books and records, are valid receivables subject to no setoffs or counterclaims, are current and collectible subject only to the reserve for doubtful accounts set forth in the November 30, 2006 Statement of Net Assets (including any notes thereto) as adjusted for the passage of time through the Closing Date.

(b)

All Accounts Receivable are valid obligations arising from transactions actually made or services actually performed in the Ordinary Course of Business. Unless paid prior to the Closing Date, the Accounts Receivable are or will as of the Closing Date be good and collectible. Neither the Sellers nor any of the Acquired Entities has received written notice of, nor to Sellers' Knowledge is there any contest, claim, defence or right of set-off related to any Accounts Receivable other than returns in the Ordinary Course of Business. Except for the Accounts Receivable, none of the Acquired Entities have extended any credit to any Person.

6.24	Insurance

During the period of time that Sellers and their Affiliates have owned and operated the Business, the Business has been insured by way of adding the Acquired Entities as additional named insureds on one or more insurance policies maintained by TCS. There are no current claims with respect to the Business under any of these insurance policies.

6.25	Litigation

None of the TCS Entities:

(a) is subject to any outstanding injunction, judgment, order, decree, ruling, or charge that affects the Business, the Acquired Assets, the Acquired Entities or the Eight Black Agreement; or

(b)

is a party or, to the Sellers’ Knowledge, is threatened to be made a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, provincial, local, or foreign jurisdiction or before any arbitrator.

6.26	Product Liability

None of the Sellers has any Liability (and to the Sellers' Knowledge there is no Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against any of them giving rise to any Liability) arising out of any injury to individuals or property since January 13, 2004 as a result of the ownership, possession, or use of any product manufactured, sold, leased, or delivered by any of the Acquired Entities or in respect of the Acquired Assets.

6.27	Employees

To the Sellers’ Knowledge, no current employee of any of the Acquired Entities, and no person that was employed by any of the Acquired Entities within the 120 day period ending on the Closing Date, has filed any grievance, claim of unfair labour practices or otherwise made any Claim arising out of employment against any of the TCS Entities.

6.28	Employee Benefits

(a) Since November 30, 2006, none of the Acquired Entities has agreed to pay any bonus or increase the income of any of its employees.

(b)

Except as listed in Section 6.28 of the Disclosure Schedule, none of the TCS Entities maintains, contributes to or has an obligation to contribute to, or has any material Liability or potential Liability with respect to, any Employee Welfare Benefit Plan providing medical, health, or life insurance or other welfare-type benefits for current or future retired or terminated directors, officers or employees of any of the Acquired Entities (or any spouse or other dependent thereof).

6.29	Guaranties

None of the Acquired Entities is a guarantor or otherwise is liable for any Liability or obligation (including indebtedness) of any other Person except for the obligations of TCS Ltd. pursuant to the Iberian Note and the Benelux Note.

6.30	Environmental, Health, and Safety Matters

To Seller’s Knowledge, the Business is in compliance with the applicable Environmental Health and Safety Requirements, except for such non-compliance is reasonably expected not have a Material Adverse Effect. Neither Seller nor the Acquired Entities have received any written notice, report or other information regarding any actual or alleged violation of the Environmental Health and Safety Requirements, and any Liabilities or potential Liabilities, including any investigatory, remedial or corrective obligations, relating to the Business or its facilities arising under the Environmental Health and Safety Requirements, the subject of which is reasonably expected to have a Material Adverse Effect.

6.31	Securities Representations

(a)

TCS is an “Accredited Investor” in both Canada (as that term is defined in National Instrument 45-106, as adopted by the British Columbia Securities Commission) and the United States (as defined in Rule 501 of Regulation D, promulgated under the Securities Act);

(b)

TCS is acquiring the Securities as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Securities;

(c)

TCS is aware that an investment in Stockgroup is speculative and involves certain risks, including the possible loss of the entire investment and it has carefully read and considered the matters set forth under the heading “Risk Factors” appearing in the Company’s Form 10-KSB and any other filings filed with the Securities and Exchange Commission;

(d)	TCS is not an underwriter of, or dealer in, the common shares of Stockgroup, nor is TCS participating, pursuant to a contractual agreement or otherwise, in the distribution of the Purchaser Shares;

(e)

TCS understands and agrees that none of the Purchaser Shares have been or will be registered under the Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S promulgated under the Securities Act, except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case only in accordance with applicable state securities laws; and

(f)

TCS is not acquiring the Purchaser Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

7.	REPRESENTATIONS AND WARRANTIES OF STOCKGROUP

The Purchasers jointly and severally represent and warrant to each of the Sellers that the statements contained in this Article 7 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article 7), except as set forth in the Disclosure Schedule. The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Article 7.

7.1	Organization of Stockgroup

Each of the Purchasers is a corporation duly incorporated, organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

7.2	Authorization of Transaction

Each of the Purchasers has all necessary power and authority (including all necessary corporate power and authority) to execute and deliver this Agreement and to perform its respective obligations hereunder. This Agreement constitutes the valid and legally binding obligation of each of the Purchasers, enforceable in accordance with its terms and conditions. Without limiting the generality of the foregoing, the Board of Directors of each of the Purchasers has duly authorized the execution, delivery and performance of this Agreement by the respective Purchasers.

7.3	Noncontravention

Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby will:

(a)

violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which any of the Purchasers is subject or any provision of its charter or bylaws; or

(b)

conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which that Purchaser is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets). Except as contemplated in this Agreement or as otherwise required pursuant to Applicable Law or the policies of the TSX-V, none of the Purchasers need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

7.4	Brokers' Fees

None of the Purchasers has any Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

7.5	Corporate

Stockgroup is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Colorado. Stockgroup Systems is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Nevada. Stockgroup Media is a corporation duly incorporated, validly existing, and in good standing under the laws of the Province of British Columbia. Each of the Purchasers is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required.

7.6	Claims and Proceedings

There is no outstanding order of any governmental authority against or involving any of the Purchasers that could defeat, defer or negatively impact the consummation of the transactions contemplated by this Agreement, and (ii) there is no Claim pending, or, to the knowledge of Purchasers, threatened against Purchasers, involving this Agreement or the transactions contemplated hereby.

7.7	Securities Act

The TCS Ltd. Shares are being acquired by Stockgroup for investment only and not with a view to any public distribution thereof, and Stockgroup shall not offer to sell or otherwise dispose of the TCS Ltd. Shares so acquired by it in violation of Applicable Law.

7.8	Availability of Funds

Purchasers have sufficient cash available to enable them to consummate the transactions contemplated by this Agreement and consistent with the provisions of this Agreement and to satisfy the Assumed Liabilities as they become due in the ordinary course of the Business.

7.9	No Other Representations

Purchasers acknowledge that Sellers makes no representation or warranty with respect to any projections, estimates or budgets delivered to or made available to Purchasers of future revenues, future results of operations (or any component thereof), future cash flows or future financial condition (or any component thereof) of the Business, the Acquired Entities or the Acquired Assets or the future business and future operations thereof or any other information or documents made available to Purchaser or its counsel, accountants or advisors with respect to the Business, the Acquired Entities or the Acquired Assets or the businesses or operations thereof.

8.	PRE-CLOSING COVENANTS

The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing.

8.1	General

Each of the Parties will use commercially reasonable efforts to take all action and to do all things necessary in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Article 9 below). Promptly following execution of this Agreement, each Party shall, assisted by the other Parties as necessary, commence the process of applying for and obtaining all regulatory approvals to the transactions contemplated by this Agreement, and shall diligently prosecute the same to completion. Notices and Consents

The Sellers will give any notices to third parties, and they will use commercially reasonable efforts to obtain any third party consents that the Purchasers reasonably may request in connection with the transactions contemplated in this Agreement or that are otherwise necessary to the consummation thereof.

8.2	Operation of Business

The Sellers will not, and they will act to ensure that the Acquired Entities will not, engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business between the date of this Agreement and the Closing. Without limiting the generality of the foregoing and except as expressly required by the terms of this Agreement, none of the Acquired Entities will, without Stockgroup’s prior written consent which Stockgroup will not unreasonably withhold:

(a) issue any capital stock;

(b) declare, set aside, or pay any dividend or make any distribution with respect to its capital stock or redeem, purchase, or otherwise acquire any of its capital stock;

(c)

make or accept any loans, or accept any advances on any existing loans, nor will they or any of them grant any Security Interest in any of their assets without Stockgroup's prior written consent in each instance, which consent Stockgroup may grant or withhold at its sole discretion; or

(d) otherwise engage in any practice, take any action, or enter into any transaction of the sort described in Section 6.13 above.

8.3	Preservation of Business

The Sellers will keep the Business, the Acquired Assets and the Acquired Entities substantially intact, including the present operations, physical facilities, working conditions, and relationships with lessors, licensors, suppliers, customers, and employees.

8.4	Full Access

The TCS Entities will permit representatives of Stockgroup to have full access during normal business hours to all premises, properties, personnel, books, records (including Tax records), contracts, and documents of or pertaining to each of the Acquired Entities, the Acquired Assets, the Eight Black Agreement or the Business.

8.5	Notice of Developments

Each Party will give prompt written notice to the other Party of any material adverse development causing a breach of any of its own representations and warranties made in this Agreement. No disclosure by any Party pursuant to this Section 8.5, however, shall be deemed to amend or supplement the Disclosure Schedule or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

8.6	Exclusivity

The Sellers will not:

(a)

solicit, initiate, or encourage the submission of any proposal or offer from any Person relating to the acquisition of the Business, the capital stock or other voting securities of the Acquired Entities, the Acquired Assets or any substantial portion of the assets of the Acquired Entities (including any acquisition structured as a merger, consolidation, or share exchange); or

(b)

participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing. The Sellers will notify Stockgroup immediately if any Person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing.

8.7	Leases

None of the TCS Entities shall amend, modify, extend, renew or terminate any lease pertaining to the Business, nor shall any of the Acquired Entities enter into any new lease, sublease, license or other agreement for the use or occupancy of any real property, without the prior written consent of Stockgroup.

8.8	Resale Restrictions

TCS acknowledges that any resale of the Purchaser Shares will be subject to resale restrictions contained in the securities legislation applicable to it or any proposed transferee. TCS acknowledges that the Purchaser Shares have not been registered under the Securities Act or the securities laws of any state of the United States or any Province of Canada. The Securities may not be offered or sold in the United States or any Province of Canada unless registered in accordance with Applicable Law, including the federal, state and provincial securities laws of the United States and Canada.

8.9	Legending of Purchaser Shares

TCS hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Purchaser Shares will bear a U.S. securities law legend in substantially the following form:

“THESE SECURITIES WERE ISSUED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED HEREIN) OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE

1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

and a Canadian securities law legend in substantially the following form:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE DISTRIBUTION DATE].”

TCS hereby acknowledges and agrees that Stockgroup may make a notation on its records or give instructions to its registrar and transfer agent in order to implement the restrictions on transfer set forth and described in this Agreement.

8.10	Cash of Acquired Entities At Closing

TCS shall, immediately prior to Closing, cause each of the Acquired Entities to pay to it cash in an amount equal to the cash balance shown for each of them at December 31, 2006, on the Closing Statement of Net Assets. At Stockgroup's election, Stockgroup may elect to purchase all or any portion of this cash by written notice to TCS not less than 48 hours prior to Closing, in which event each of the Acquired Entities will retain the purchased cash in their respective bank accounts and at the Closing Stockgroup shall pay to TCS an amount equal to the purchased cash and TCS will cause the Acquired Entities to remit to it only an amount equal to the cash that was not purchased.

9.	CONDITIONS TO OBLIGATION TO CLOSE

9.1	Conditions to Obligation of Stockgroup

The obligation of Stockgroup to consummate the transactions contemplated in this Agreement, and to perform the obligations to be performed by it at or in connection with the Closing, is subject to satisfaction of the following conditions:

(a)

the representations and warranties set forth in Article 6 above shall be true and correct in all material respects at and as of the Closing Date and Stockgroup shall have received a certificate confirming the foregoing, signed for and on behalf of each of the Sellers and the Acquired Entities by senior officers or directors of the Sellers, in form and substance satisfactory to Stockgroup and its counsel;

(b)

the Sellers shall have performed and complied with all of their covenants hereunder in all material respects through the Closing and Stockgroup shall have received a certificate confirming the foregoing, signed for and on behalf of each of the Sellers by senior officers or directors of the Sellers, in form and substance satisfactory to Stockgroup and its counsel acting reasonably;

(c)

the Parties shall have received all necessary authorizations, consents and approvals Material to the completion of the transactions contemplated by this Agreement including, by way of example and not in limitation, the approval, if required, of the TSX-V;

(d)

no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, provincial, local, or foreign jurisdiction or before any arbitrator wherein an unfavourable injunction, judgment, order, decree, ruling, or charge would:

	(i)	prevent consummation of any of the transactions contemplated by this Agreement;

	(ii)	cause any of the transactions contemplated by this Agreement to be rescinded following consummation;

(iii)

affect adversely the right of Stockgroup to own the Acquired Entities, the right of Stockgroup Systems to own the Acquired Assets, the right of Stockgroup Media to own the Eight Black Agreement and the right of the Purchasers in general to operate the Business; or

	(iv)	affect adversely the right of any of the Acquired Entities to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

(e)

the Acquired Entities shall have received the resignations, effective at the Closing, of each director and officer of any of them, free of any claim for severance, notice, wrongful dismissal and similar matters;

(f)	the Sellers shall have obtained and delivered the Lease Consents to Stockgroup Systems;

(g)

no damage or destruction or other change has occurred with respect to any of the Acquired Entities, the Acquired Assets or the Eight Black Agreement that, individually or in the aggregate, would have a Material Adverse Effect on the value thereof or the operation of the Business as currently conducted.

Stockgroup may waive any condition specified in this Section 9.1 if it executes a writing so stating at or prior to the Closing.

9.2	Conditions to Obligation of the Sellers

The obligation of the Sellers to consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction of the following conditions:

(a)

the representations and warranties set forth in Article 7 above shall be true and correct in all material respects at and as of the Closing Date and the Sellers shall have received a certificate confirming the foregoing, signed for and on behalf of Stockgroup by its President, in form and substance satisfactory to TCS and its counsel acting reasonably;

(b) the Purchasers shall have performed and complied with all of their covenants hereunder in all material respects through the Closing and TCS shall have received a certificate confirming the foregoing, signed for and on behalf of the Purchasers by the President of Stockgroup, in form and substance satisfactory to the Sellers and their counsel acting reasonably;

(c)

no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavourable injunction, judgment, order, decree, ruling, or charge would:

	(i)	prevent consummation of any of the transactions contemplated by this Agreement; or

	(ii)	cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

(d)

the Parties shall have received all necessary authorizations, consents, and approvals to the transactions contemplated in this Agreement including, by way of example and not in limitation, the approval, if required, of the TSX-V; and

TCS may waive any condition specified in this Section 9.2 if it executes a writing so stating at or prior to the Closing.

10.	SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

10.1	Survival; Right to Indemnification

All of the representations, warranties, covenants, agreements and Closing certifications made by each of Sellers and Purchasers shall survive the execution and delivery of this Agreement and the Closing hereunder for a period of twelve (12) months following the Closing Date, except that (a) the representations and warranties contained in Sections 6.1, Section 6.2, Section 6.3, Section 6.4, Sections 6.5 through Section 6.10, Section 6.11 and Sections 7.1 through 7.4, shall survive the Closing without time limit, (b) the representations and warranties contained in Section 6.16, Section 6.30, and Section 6.15 and Claims arising under Section 11 shall expire on the date that is sixty (60) days after the last day of the shortest applicable federal or state statute of limitations or if there is no applicable statue of limitations, without time limit, (c) Claims related to fraud shall survive without time limit, (d) Claims related to Section 10.2(c), (d) or (e) or Section 10.3(c) or (d) shall survive without time limit, and (e) Claims with respect to covenants to be performed post-Closing shall survive for a period of twelve (12) months following the last date such applicable covenant required performance. Following the Closing, the exclusive remedy pursuant to this Agreement and the transactions contemplated hereby based upon the survival of such representations, warranties, covenants, agreements and Closing certifications will be the rights to indemnification, payment of Losses and other remedies provided by this Section 9 and Section 10, except for Claims related to fraud. There shall be no termination of any representations, warranties, covenants, agreements and Closing certifications as to which a Claim has been asserted prior to the termination of such survival period.

10.2	Sellers’ Indemnity

Sellers shall jointly and severally indemnify, defend and hold the Purchaser Indemnitees harmless from and against any Losses, subject to the limitations and provisions of this Section 10, asserted against, imposed upon, resulting to, required to be paid by, or incurred by any Purchaser Indemnities, directly or indirectly, in connection with, arising out of, or which would not have occurred but for:

(a)

the breach of any representation or warranty made by Sellers in Section 6 of this Agreement (other than Section 6.16, which shall be covered by Section 11 of this Agreement), or in any certificate, document or agreement furnished pursuant hereto by Sellers or either of them;

(b)

any breach or nonfulfillment of any covenant or agreement of Sellers or either of them under this Agreement (other than Section 11.2, which shall be covered by Section 11.1) or under any certificate, document or agreement furnished pursuant hereto by Sellers or either of them;

	(c)	any Liability, including any Sellers’ failure to satisfy any of its obligations relating thereto, other than an Assumed Liability;

(d)

Sellers’, an Acquired Entity’s or their respective Affiliates’ ownership, operation or use of the Acquired Assets, the TCS Ltd. Shares, the Benelux Shares, the Iberian Shares, the Aether Shares, the Business except to the extent such Losses are an Assumed Liability or relate to or result from, directly or indirectly, a breach of any representation or warranty of any of the Sellers made in this Agreement;

	(e)	Seller’s failure to comply with any bulk sales, bulk transfer or fraudulent transfer laws that may be applicable to this Agreement or the transactions contemplated hereby.

10.3	Purchasers’ Indemnity

Purchaser shall indemnify, defend and hold Seller Indemnitees harmless from and against any Losses, subject to the limitations and provisions of this Section 10 asserted against, imposed upon, resulting to, required to be paid by, or incurred by any Seller Indemnitees, directly or indirectly, in connection with, arising out of, or which would not have occurred but for:

	(a)	the breach of any representation or warranty made by any of the Purchasers in this Agreement or in any certificate, document or agreement furnished pursuant hereto by a Purchaser;

(b)

any breach or nonfulfillment by any of the Purchasers of any of their covenants or agreements under this Agreement (other than Section 11.2, which shall be covered by Section 11.1) or under any certificate, document or agreement furnished pursuant hereto by any of the Purchasers;

(c)

the Assumed Liabilities, including Purchasers’ (and, after the Closing, an Acquired Entity’s) failure to satisfy any of its obligations relating thereto, except to the extent such Losses relate to or result from, directly or indirectly, a breach of any representation or warranty of either of the Sellers in this Agreement; and

(d)

the ownership, operation or use of the Acquired Assets, the Acquired Entities, the TCS Ltd. Shares, the Iberian Shares, the Benelux Shares, the Aether Shares and the Business after the Closing by any of the Purchasers (and after the Closing, an Acquired Entity) except for any of such matters for which any of the Sellers are otherwise liable under this Agreement.

10.4	Procedure for Indemnification – Third Party Claims.

(a)

Promptly after receipt by any Party entitled to indemnity hereunder of the commencement of any Claim against such Party (the “Indemnified Party”), such Indemnified Party will, if a Claim is to be made against an indemnifying party under this Section 10, give notice to the party obligated to provide indemnification pursuant to this Section 10 (the “Indemnifying Party”) of the commencement of such Claim, specifying the factual basis of the Claim and the amount thereof in reasonable detail to the extent then known by such Indemnified Party, but the failure to notify the Indemnifying Party will not relieve the Indemnifying Party of any Liability that it may have to any Indemnified Party, except to the extent that the Indemnifying Party is actually prejudiced by the Indemnified Party’s failure to give such notice.

(b)

If any third party Claim referred to in Section 10.4(a) is brought against an Indemnified Party, the Indemnified Party shall give notice to the Indemnifying Party of the commencement of such third party Claim within ten (10) Business Days after receipt by such Indemnified Party of notice of the third party Claim. The Indemnified Party shall deliver to the Indemnifying Party, within five (5) Business Days’ after receipt thereof, copies of all notices and documents (including court papers) received by the Indemnified Party relating to the Third Party Claim. Thereafter, the Indemnifying Party will be entitled, if it so elects by written notice to the Indemnified Party within ten (10) days of receiving the Indemnified Party’s notice of the Claim, to assume the defense thereof with counsel reasonably acceptable to the Indemnified Party. Notwithstanding the foregoing, (i) the Indemnified Party shall also have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless the Indemnified Party shall reasonably determine that there is a conflict of interest between the Indemnifying Party and the Indemnified Party with respect to such third party Claim or there are or may be legal defenses available to the Indemnified Party which are different from or in addition to those available to the Indemnifying Party or a difference of position or potential difference of position exists between the Indemnifying Party and the Indemnified Party that would make such separate representation advisable in the reasonable opinion of counsel to the Indemnified Party, in which case the reasonable fees and expenses of such counsel will be borne by the Indemnifying

Party unless such representation is advisable solely as the result of activities of the Indemnified Party since the Closing for which no indemnity has been given by the Indemnifying Party, and (ii) the Indemnified Party shall not have any obligation to give any notice of any assertion of liability by a third party unless such assertion is in writing. With respect to any assertion of liability by a third party that results in a third party Claim, the parties hereto shall make available to each other all relevant information in their possession that is material to any such assertion.

(c)

If the Indemnifying Party assumes the defense of a third party Claim, (i) no compromise or settlement of such third party Claim may be effected by the Indemnifying Party without the Indemnified Party’s consent unless (A) there is no finding or admission of any violation by any Indemnified Party of any Applicable Law or any violation by any Indemnified Person of the rights of any Person, and (B) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party; (ii) the Indemnifying Party will have no Liability with respect to any compromise or settlement of such third party Claim effected without the Indemnifying Party’s consent (which shall not be unreasonably withheld or delayed); and (iii) the Indemnified Party will cooperate, at the expense of the Indemnifying Party, as the Indemnifying Party may reasonably request in investigating, defending and subject to clause (i) settling such third party Claim. If the Indemnifying Party elects not to defend a third party Claim, is not permitted to defend such third party Claim for a reason addressed in this Section 10.4 or fails to notify the Indemnified Party of its election as herein provided, the Indemnified Party may pay, compromise, settle or defend such third party Claim at the sole cost and expense of the Indemnifying Party if the Indemnifying Party is determined to be liable to the Indemnified Party hereunder. In any event, the Indemnified Party and the Indemnifying Party may participate, at their own expense, in the defense of any third party Claim.

10.5	Procedure for Indemnification – Other Claims

A Claim for indemnification for any matter not involving a third party Claim may be asserted by notice from the Indemnified Party to the Indemnifying Party. Such notice shall specify the factual basis of such Claim and the amount thereof in reasonable detail to the extent then known by the Indemnified Party.

10.6	Time Limitations; Indemnification by Securityholders

If the Closing occurs, the Indemnifying Party shall have no Liability pursuant to Section 10.2 or Section 10.3 or of this Agreement unless an Indemnified Party gives notice to the Indemnifying Party of an actual Claim under Section 10.2 or Section 10.3 within the applicable timeframe, if any, specified in Section 10.1, which notice shall specify the factual basis of that Claim in reasonable detail to the extent then known by such Indemnified Party.

10.7	Monetary Limitations

Subject to the following sentence, the aggregate amount of each of Seller’s liability for Losses under Section 9.2(a) and Purchaser’s and TCS’s aggregate liability for Losses under Section 9.2(b) shall be limited in each case to one million five hundred thousand dollars ($1,500,000). The limitations set forth in this Section 10.7 will not apply to any Claims for indemnification in connection with, arising out of, or which would not have occurred but for fraud or covenants to be performed in whole or in part, post-Closing.

10.8	Losses Net of Insurance; Taxes

The amount of any Losses for which indemnification is provided under this Section 10 or Section 11.1 shall be net of (i) any amounts recovered by the Indemnified Party or any of its Affiliates pursuant to any indemnification by or indemnification agreement with any third party, (ii) any insurance proceeds or other cash receipts or sources of reimbursement received from the Indemnified Party or any of its Affiliates as an offset against such Losses (each source named in clauses (i) and (ii), a “Collateral Source”), and (iii) an amount equal to the present value of the net Tax benefit or net Tax cost, if any, available to or taken by the Indemnified Party or any of its Affiliates attributable to such Loss. The parties acknowledge and agree that no right of subrogation shall accrue or inure to the benefit of any Collateral Source hereunder. The Indemnifying Party may require an Indemnified Party to assign the rights to seek recovery pursuant to the preceding sentence; provided, that the Indemnifying Party will then be responsible for pursuing such recovery at its own expense. If the amount to be netted under this Section 10.8 from any payment required under Section 10 is determined after payment by the Indemnifying Party of any amount otherwise required to be paid to an Indemnified Party pursuant to this Section 10, the Indemnified Party shall repay to the Indemnifying Party, promptly after such determination, any amount that the Indemnifying Party would not have had to pay pursuant to this Section 10 had such determination been made at the time of such payment.

10.9	Purchase Price Adjustment

All indemnification payments under this Section 10 shall be deemed adjustments to the Purchase Price for federal Tax purposes unless otherwise required by a determination made by a Governmental Authority.

10.10	No Double Recovery

Notwithstanding the fact that any Party may have the right to assert Claims for indemnification under or in respect of more than one provision of this Agreement or another agreement entered into in connection herewith in respect of any fact, event, condition or circumstance, no Party shall be entitled to recover the amount of any Losses suffered by such Party more than once under all such agreements in respect of such fact, event, condition or circumstance, and an Indemnifying Party shall not be liable for indemnification to the extent the Indemnified Party has otherwise been fully compensated on a dollar for dollar basis for such Losses.

11.	TAX LIABILITY

11.1	Liability for Taxes.

(a)

Purchasers shall be jointly and severally liable for, and shall indemnify Seller Indemnitees against, all Taxes arising or resulting from (i) the conduct of the Business by any of Purchasers or the Acquired Entities or the ownership of the Acquired Assets for taxable periods or portions thereof beginning after the Closing Date or (ii) any transaction relating to the Business or the Acquired Assets that Purchasers or any of its Affiliates causes to occur on or after the Closing Date and the assumption of the Assumed Liabilities by Purchaser pursuant to this Agreement.

(b)

Sellers shall be jointly and severally liable for and they agree to indemnify, defend and hold Purchaser Indemnities harmless from (i) any Tax imposed on an Acquired Entity if and to the extent that such Tax arises in respect of a taxable period ended on or before the Closing (a “Tax Indemnity Period”), (ii) any Tax that constitutes a lien or Encumbrance on the Acquired Assets if and to the extent that such Tax arises in respect of a Tax Indemnity Period, (iii) any Tax or other Losses resulting from the inaccuracy or breach of any representation or warranty set forth in Section 6.16 or the breach of any covenants set forth in Section 11.2, and (iv) any costs and expenses (including, without limitation, reasonable expenses of investigation and attorneys’ fees and expenses) arising out of the imposition or assessment of any Tax, Losses or other costs described in clause (i), (ii) or (iii) (“Other Costs”), and the filing of any Returns for a taxable period ending on or before the Closing Date, including those incurred in the contest of good faith of any such imposition, assessment or assertion. Any Tax imposed as a result of the sale of the Business and the Purchased Assets to Purchaser and the assumption of the Assumed Liabilities by Purchaser pursuant to this Agreement shall be deemed to arise in respect of a Tax Indemnity Period.

(c)

For purposes of subsections (a) and (b) of this Section 11.1, whenever it is necessary to determine the Liability for Taxes for a Straddle Period, such Taxes shall be apportioned between Sellers and Purchasers (A) in the case of Taxes other than income, sales and use and withholding taxes, on a per diem basis and (B) in the case of income, sales and use and withholding taxes, as determined as though the Straddle Period consisted of two taxable years or periods, one which ended on the Closing Date and the other which began at the beginning of the day following the Closing Date.

(d)

Purchasers shall pay to Sellers the amounts received by Purchasers or any of Purchasers’ Affiliates of any refund, abatement or credit of (A) Taxes which are attributable to the conduct of the Business or the ownership of the Acquired Assets on or prior to the Closing Date and (B) any other Tax Assets. In the case of any Straddle Period, Purchasers shall pay to Sellers the amount received by any of the Purchasers or any of their Affiliates of any refund, abatement or credit of

Taxes that would have been made had the Taxable Period ended on the Closing Date.

(e)

Any assessment or other Claim by a governmental authority seeking to enforce or collect a Tax, Losses or Other Costs described in Section 11.1 shall be subject to the provisions of Section 10.4, 10.5, 10.6, 10.8 and 10.9 of this Agreement to the extent that Section 11.2 does not apply to such assessment or Claim.

(f)

For the avoidance of doubt, notwithstanding any other contrary provisions of this Agreement, Sellers shall not be liable for any Taxes or related Losses to the extent such Taxes or related Losses are included in Assumed Liabilities.

11.2	Post Closing Tax Matters

(a)

TCS will be responsible for the preparation and filing of all Tax Returns for all periods ending on or prior to the Closing Date as to which Tax Returns are due after the Closing Date (including the consolidated, unitary, and combined Tax Returns for TCS which include the operations of the Business for any period ending on or before the Closing Date). TCS shall permit Purchasers to review and comment on each such Tax Return described in the preceding sentence prior to filing. Seller will make all payments required with respect to any such Tax Return; provided, however, that Purchasers will indemnify Seller pursuant to Section 11.1(a), above, for any such Taxes that are Assumed Liabilities.

(b)

Purchasers will be responsible for the preparation and filing of all Tax Returns for the Business for all periods ending after the Closing Date as to which Tax Returns are due after the Closing Date. Purchasers will also be responsible for the preparation and filing of all Tax Returns for the Business for the Straddle Period and Purchasers shall permit TCS to review and comment on each such Tax Return described in this sentence, prior to filing. Purchasers will make all payments required with respect to any such Tax Return; provided, however, that TCS will indemnify the Purchasers to the extent any payment the Purchasers are making is a Tax attributable to a taxable period ending on or before the Closing Date based on the principles in Section 11.1(c), except to the extent that such Taxes are Assumed Liabilities.

	(c)	With respect to the Acquired Entities:

(i)

TCS will be responsible for the preparation and filing of all Tax Returns for all periods ending on or prior to the Closing Date as to which Tax Returns are due after the Closing Date. TCS shall permit Purchasers to review and approve the content of each such Tax Return described in the preceding sentence prior to filing. TCS will make all payments required with respect to any such Tax Return.

(ii)

Purchasers will be responsible for the preparation and filing of all Tax Returns for all periods ending after the Closing Date as to which Tax Returns are due after the Closing Date including Tax Returns for the

Straddle Period. Purchasers are not required to permit TCS to review and approve the content of each such Tax Return described in the preceding sentence prior to filing and Purchasers will only permit TCS to review and comment on such Tax Returns to the extent that they (a) affect Tax Returns of the Acquired Entities previously filed by the TCS, and (b) have an effect on TCS. Purchasers will make all payments required with respect to any such Tax Return and TCS shall not be liable for any Taxes with respect to such Tax Returns, except as otherwise provided in Section 11.1, above.

(iii)

Except to the extent required by Applicable Laws, Purchasers shall not, without prior written consent of TCS, such consent not to be unreasonably withheld, amend any Tax Return filed by, or with respect to, the Acquired Entities for any taxable period, or portion thereof, ending before the Closing Date.

(iv)

Except to the extent required by Applicable Laws, TCS shall not, without prior written consent of the Purchasers, such consent not to be unreasonably withheld, amend any Tax Return filed by, or with respect to, the Acquired Entities for any taxable period, or portion thereof, ending before the Closing Date.

12.	RECORDS/LITIGATION AND TAX MATTERS

12.1	Records/Litigation.

(a)

For a period of five (5) years after the Closing Date, in the event and for so long as any Party or an Acquired Entity or any of their respective Affiliates is contesting or defending against any Claim in connection with (i) any transaction contemplated under this Agreement or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving any Party or an Acquired Entity or any of their respective Affiliates, the other Party or Acquired Entity, as the case may be, will cooperate with the contesting or defending party and its counsel in the contest or defense, make available its personnel, and provide such testimony and access to its books and records as shall be reasonably necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending party (unless the contesting or defending party claims to be entitled to indemnification therefor under this Agreement.

(b)

For a period of three (3) years after the Closing Date, each Party shall provide such assistance as any of the other Parties may from time to time reasonably request in connection with the preparation of Tax Returns required to be filed, any audit or other examination by any taxing authority, any judicial or administrative proceeding relating to Liability for Taxes, or any claim for refund in respect of such Taxes or in connection with any litigation and proceedings related to the

Business, including making available documents, witnesses, employees for interviews, litigation preparation and testimony. The requesting party shall reimburse the assisting party for the out-of-pocket costs incurred by the assisting party.

13.	TERMINATION

13.1	Termination of Agreement

Certain of the Parties may terminate this Agreement as provided below:

	(a)	Stockgroup and TCS may terminate this Agreement by mutual written consent at any time prior to the Closing;

	(b)	Stockgroup may terminate this Agreement by giving written notice to TCS at any time prior to the Closing:

(i)

in the event that any of the Sellers or the Acquired Entities have breached any material representation, warranty, or covenant contained in this Agreement in any material respect, Stockgroup has notified TCS of the breach, and the breach has continued without cure for a period of 10 days after the notice of breach; or

(ii)

if the Closing shall not have occurred on or before January 31, 2007, by reason of the failure of any condition precedent under Section 9.1 hereof (unless the failure results primarily from Stockgroup itself breaching any material representation, warranty, or covenant contained in this Agreement); and

	(c)	TCS may terminate this Agreement by giving written notice to Stockgroup at any time prior to the Closing:

(i)

in the event Stockgroup has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, TCS has notified Stockgroup of the breach, and the breach has continued without cure for a period of 10 days after the notice of breach; or

(ii)

if the Closing shall not have occurred on or before January 31, 2007, by reason of the failure of any condition precedent under Section 9.2 hereof (unless the failure results primarily from the Sellers themselves breaching any material representation, warranty, or covenant contained in this Agreement).

14.	POST-CLOSING MATTERS

14.1	Piggy-Back Registration.

(a)

If at any time after Closing Stockgroup decides to file a registration statement under the Securities Act covering the distribution or sale of any of the common shares of Stockgroup other than the Purchaser Shares (other than a registration on Form S-8 or any similar form used for the purpose of registering equity securities to be issued solely in connection with stock option or other employee benefit plans), it shall forthwith give a written registration notice to TCS of such decision. TCS shall have the right to elect, by written notice to be given to Stockgroup not more than five (5) business days following receipt of the registration notice, to have the registration statement cover the sale of the Purchaser Shares by TCS.

(b)

The piggyback registration rights granted pursuant to Section 14.1(a), above, shall be subject to the right of Stockgroup to include none or a lesser number of the Purchaser Shares for qualification under any registration statement at the direction (made reasonably) of any underwriter or agent engaged by Stockgroup in connection with the offering.

(c)

The obligations of Stockgroup under Section 14.1(a), above, shall terminate and be of no further effect when the Purchaser Shares are otherwise eligible for resale pursuant to Rule 144 (or any successor provision) under the Securities Act;

14.2	Payment for Preparation of Most Recent Financial Statements

The preparation and delivery of the Fiscal Year End Statements shall be at the sole cost and expense of TCS except to the extent of the incremental cost incurred to obtain an independent auditor’s report from the James Cowper firm covering information with respect to the Acquired Assets for inclusion in the Fiscal Year End Statements, which incremental cost shall be paid by Stockgroup.

14.3	Name Change

At or within a reasonable period of time after the Closing, each of TCS Ltd., Benelux and Iberian will change its name to a name that does not include "TeleCommunication Systems".

14.4	UK Lease

From and after Closing, TCS will pay monthly to TCS Ltd. a sum equal to fifty percent (50%) of all charges payable by TCS Ltd. to the landlord under the UK Lease, including monthly or annual rent, operating expenses or pass-throughs, Tax pass-throughs and other charges for which TCS Ltd is liable under the UK Lease. At the end of the current term of the UK Lease, TCS shall pay to TCS Ltd. a sum equal to fifty percent (50%) of any charges assessed by the UK landlord or otherwise incurred by TCS Ltd. with respect to the surrender of the premises, including any charges incurred to modify the premises as required under the UK Lease to the extent that such charges are not otherwise covered by the amount of leasehold deposit held by the landlord.

14.5	No Competition

Each of the Sellers shall not for a period of three (3) years from the Closing Date at any time, directly or indirectly, either individually or in partnership or jointly or in conjunction with any Person or Persons as investor, advisor, consultant, lender of funds, developer, agent, principal, shareholder, director, officer, employee, associate or in any other manner or capacity whatsoever carry on or be engaged in or be concerned with or interested in any business similar to or in competition with the Business anywhere in the World.

15.	MISCELLANEOUS

15.1	Press Releases and Public Announcements

No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior written approval of the other Party; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use commercially reasonable efforts to advise the other Party prior to making the disclosure).

15.2	No Third-Party Beneficiaries

This Agreement shall not confer any rights or remedies upon any Person other than the Parties. None of the Parties may assign this Agreement to any Person.

15.3	Entire Agreement

This Agreement (including the Schedules and the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they relate in any way to the subject matter hereof.

15.4	Succession and Assignment

This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party.

15.5	Counterparts

This Agreement may be executed and delivered in one or more counterparts, including counterparts delivered by facsimile, portable document format (known by the acronym ‘.pdf’) or otherwise, each of which shall be deemed an original document and each of which, taken together, shall constitute one and the same instrument. A party providing its signature by facsimile, portable document format or otherwise shall promptly forward to the other party the original of the executed copy of this Agreement that was so delivered.

15.6	Headings

The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

15.7	Notices

All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if it is hand delivered and addressed to the intended recipient as set forth below:

If to the Sellers:

TeleCommunication Systems, Inc.
275 West Street
Annapolis, Maryland 21401

Attention:           Mr. Thomas Brandt, Chief Financial Officer
Fax: (410) 280-1048

Copy to:

Bruce White, Esq.
TeleCommunication Systems, Inc.
275 West Street
Annapolis, Maryland 21401

If to Stockgroup:

Stockgroup Information Systems Inc.
Suite 500, 750 West Pender Street
Vancouver, BC V6C 2T7

Attention:           Mr. Marcus New, President
Fax: (604) 331 1194

Copy to:

Clark Wilson LLP
800-885 West Georgia Street
Vancouver, British Columbia V6C 3H1

Attention:           Ethan Minsky

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

15.8	Governing Law

This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

15.9	Amendments and Waivers

No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Purchasers and the Sellers. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

15.10	Severability

Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

15.11	Expenses

Each of the Purchasers and the Sellers will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

15.12	Construction

The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favouring or disfavouring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, provincial, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. Nothing in the Disclosure Schedule shall be deemed adequate to disclose an exception to a representation or warranty made herein unless the Disclosure Schedule identifies the exception with particularity and describes, where required, the relevant facts in detail. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other item itself and requires such listing). The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant.

15.13	Disclosure Schedule

The headings contained in the Disclosure Schedule are for convenience of reference only and shall not be deemed to modify or influence the interpretation of the information contained in the Disclosure Schedule or the Agreement. Disclosure of any fact or item in any Section of the Disclosure Schedule hereto referenced by a particular Section in this Agreement shall be deemed to have been disclosed with respect to every other Section of this Agreement if such disclosure would permit a reasonable person to find such disclosure relevant to such other Sections.

15.14	Incorporation of Schedules

The Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

15.15	Bulk Transfer Laws

TCS will comply with any applicable bulk transfer laws.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

STOCKGROUP INFORMATION SYSTEMS INC.

Per:  _______________________________________
         Authorized Signatory

STOCKGROUP SYSTEMS LTD.

Per:  _______________________________________
         Authorized Signatory

STOCKGROUP MEDIA INC.

Per:  _______________________________________
         Authorized Signatory

TELECOMMUNICATION SYSTEMS, INC.

Per:  _______________________________________
         Authorized Signatory

TELECOMMUNICATION SYSTEMS (HOLDINGS) LIMITED

Per:  _______________________________________
         Authorized Signatory

SCHEDULE A
List of Acquired Assets

US Assets
US Customer Lists	See Schedule O (Parts A, B, C, D)
Eight Black MarketStream Distribution Agreement	Section 6.22 (Contracts) of Schedule I (Disclosure Schedule)
Reuters Development License & Support Agreement	Section 6.22 (Contracts) of Schedule I (Disclosure Schedule)
USA Mobility Resell Agreement	Section 6.22 (Contracts) of Schedule I (Disclosure Schedule)
Vendor agreements as identified	Section 6.22 (Contracts) of Schedule I (Disclosure Schedule)
Fixed Assets	Schedule C (List of Fixed Assets).
Deposits on exchange fees and US building lease	Section 6.12 (Statement of Net Assets) of Schedule I (Disclosure Schedule)
Intellectual Property	Section 6.18 (Intellectual Property) of Schedule I (Disclosure Schedule)
Domain names	Attachment A to Schedule K
Accounts receivable	Section 6.12 (Statement of Net Assets) of Schedule I (Disclosure Schedule)
Deposit on US Building	Section 6.12 (Statement of Net Assets) of Schedule I (Disclosure Schedule)

European Assets
Accounts receivable	Section 6.12 (Statement of Net Assets) of Schedule I (Disclosure Schedule)
Fixed Assets	Schedule C (List of Fixed Assets)
Shares outstanding in Entities	Section 6.11 (Subsidiaries) of Schedule I (Disclosure Schedule)
UK Lease Agreement	Collin Estates Limited to Synamic Limited dated January 14, 1999
Spanish Lease Agreement	Modesto Saiz Gabaldon dated October 23, 1996
List of Trademarks	Schedule B (List of Trademarks)
Customer Lists	See Schedule O (Parts E, F, G)
Vendor agreements as identified	Section 6.22 (Contracts) of Schedule I (Disclosure Schedule)
Intellectual Property rights	Section 6.18 (Intellectual Property) of Schedule I (Disclosure Schedule)
Deposits and prepaids on UK and Spanish Lease,VAT tax	Section 6.12 (Statement of Net Assets) of
receivable and other prepaid expense.	Schedule I (Disclosure Schedule)
Employees	Section 6.22(g) (Employment Contracts) of Schedule I (Disclosure Schedule)
Advances to Imperial Software Technology	Section 6.12 (Statement of Net Assets) of Schedule I (Disclosure Schedule)
Inventory	Section 6.12 (Statement of Net Assets) of Schedule I (Disclosure Schedule)
Datafeed and exchange deposits	Section 6.12 (Statement of Net Assets) of Schedule I (Disclosure Schedule)

January 24, 2007

SCHEDULE B – LIST OF TRADEMARKS

Mark	Country	Filing Date/Status	Reg. No.	Int’l Class	Designation
FUTURES PAGER & Design	UK	4/19/96; registered 11/29/96; renewal due 4/19/16. __	2,069,214	36	®
FUTURES PAGER & Design	UK	1/23/91; registered 10/9/92; renewal due 1/23/08.	1,453,354	36	®
MOBIBROKER	EC	4/17/00; registered 8/21/01; renewal due 4/17/10.	001614130	9,35,36 & 38	®
MOBITRADE	EC	4/17/00; registered 7/24/01; renewal due 4/17/10.	001613520	9,35, 36 & 38	®
MOBITRADER	EC	4/17/00; registered 8/13/01; renewal due 4/17/10.	001614262	9,35,36 & 38	®
POCKETFUTURES	US	6/6/97; registered 12/21/99. Renewal due 12/21/08-09.	2,302,505	36	®
SCRAPPY	US	5/27/97; registered 6/16/98; renewal due between 6/16/07 and 6/16/08.	2,165,800	9	®
SCRAPPY PAGER	US	5/27/97; registered 5/26/98; renewal due between 5/26/07 and 5/26/08.	2,160,599	35	®
WIRELESS DATASCREEN MARKETSTREAM FX ALERT ENERGY PAGER ENERGY ALERT MARKETCLIP MARKETCLIP PLUS MOBIQUOTE					TM
..
Purchase Agreement TCS Stockgroup Schedule B – List of Trademarks	January 24, 2007	Page 1 of 1

Schedule C

TeleCommunication Systems, Inc.

MF Assets Index

Mobile Finance Assets - US	Page
Technology Equipment - NOC Servers	2
Equipment on lease by TCS included in Servers and PCs	3
Desk and lap top PCs	4
PC software licenses	5
Wireless equipment	6
Office furnishings	11
Mobile Finance Assets - Spain	
Technology Equipment - NOC Servers	12
Desk and lap top PCs	13
PC software licenses	14
Wireless equipment	15
Mobile Finance Assets - Benelux	
Desk and lap top PCs	16
Wireless equipment	17
Mobile Finance Assets - UK	
Technology Equipment - NOC Servers and other equipment	18
Technology Equipment - other	19
Desk and lap top PCs and related equipment	20

TCS Proprietary and Confidential

TeleCommunication Systems, Inc.
MF-US NOC servers

Use	Server Name	Project	Function / Project Reserved For / Date Req.
Mobile Finance - NOC Servers			
Production	MDMCLIPAPP001	AIM Marketclip	FINBES, GraphServer, AlertServer, QuoteCollector, NewsPipe
Production	MDMCLIPAPP002	AIM Marketclip	FINBES
Production	MDPRDTNSQL001	AZPROD AIM Domain	Production AIM Databases
Production	MDPRDTNSQL002	AZPROD AIM Domain	Production AIM Databases
Production	MDPRDTNAMR001	AZPROD AIM Domain	AMR
Production	MDPRDTNAMR002	AZPROD AIM Domain	AMR
Production	MDPRDTNPGW201	AZPROD AIM Domain	Mobitex Gateway
Production	MDPRDTNPGW202	AZPROD AIM Domain	Mobitex Gateway
Production	mobeoweb	MarketClip Plus	Web Server
Production	ProdSQL	MarketClip Plus	AIMeServer, Historical News DB, Ebrowser
Production	SYS1	MarketClip Plus	Reuters Newsfeed, Redirector
Production	SQ3	MarketClip Plus & Mobeo	Authorization Server, Information Server
Production	StatusQuote	MarketClip Plus & Mobeo	Iquote, Alert Server, Symbol Server, UserPage Server, Chainfeed, Reuters News Server, FXAlert for 2-way MarketClip
Production	MDMKSTRAPP001	Marketstream	Application Server
Production	MDMKSTRAPP002	Marketstream	Application Server
Production	MDMKSTRAPP003	Marketstream	Application Server
Production	MDMKSTRAPP004	Marketstream	Application Server
Production	MDMKSTRBES002	Marketstream	BES 4 Server
Production	MDMKSTRBES003	Marketstream	BES 4 Server
Production	MDMKSTREXC001	Marketstream	2003 Exchange Server
Production	MDMKSTREXC002	Marketstream	2003 Exchange Server
Production	MDMKSTREXC003	Marketstream	2003 Exchange Server
Production	MDMKSTRSQL001	Marketstream	MYSQL 4 Server
Production	MDMKSTRSQL002	Marketstream	MYSQL 4 Server
Production	MDMKSTRSQL003	Marketstream	MYSQL 4 Server
Production	MDMKSTRSQL004	Marketstream	MYSQL 4 Server
Production	MDMKSTRWDC001	Marketstream	2003 AD Domain Controller
Production	MDMKSTRWDC002	Marketstream	2003 AD Domain Controller
Production	Dispatch	Mobeo 1-way	Dispatch (Over the Air Paging)
Production	QAMobeoapp003	Mobeo 1-way and Market Clip Plus	FX Alert for one way, Port Server, FlexInfo, FXAlert Transmitter
Production	SYS2	Mobeo 1-way and Market Clip Plus	PortServer
Production	Snoopy	Mobeo Business System	Docupro Domain PDC, Mobeo Databases
Production	mdreutrbrf001	Reuters	BRF (Reuters Owned)
Production	mdreutrbrf002	Reuters	BRF (Reuters Owned)
Production	mdreutrcfh001	Reuters	
Production	mdreutrcfh002	Reuters	
Production	mdreutrrdf001	Reuters	RDF Server (Reuters Owned)
Production	mdreutrrdf002	Reuters	RDF Server (Reuters Owned)
Production	mdreutrtri001	Reuters	Triarch Server
Production	mdreutrtri002	Reuters	Triarch Server
SQE NOC	qamclipapp001	AIM Mclip	AIM Mclip
SQE NOC	qa-sqe3x-sql005	Internal	Primary SAN SQL2k
SQE NOC	qa-sqe3x-sql006	Internal	Win2K SQL Backup

TCS Proprietary and Confidential

2

TeleCommunication Systems, Inc.
MF-US Asset Lease Summary

Lease #	Description/ Comment	Vendor	Lease Date	Term (mo.)	End Date	TCS System F/A #	Cost Amount	Remaining months at 12/31/06	Monthly payment amount	Remaining payment amount
Dell-502	Dell Lat 400, Lat 800 & Opti SX280	Dell	2/1/2005	36	1/1/2008	1020	9,949	12	276	3,316

MF - Dell PCs	D400	D800	SX280	Total PCs
Count	3	1	1	5
Unit cost	$ 2,110	$ 2,280	$ 1,339	
Cost	6,330	2,280	1,339	9,949

3

TCS Proprietary and Confidential

TeleCommunication Systems, Inc.
MF-US Dell PCs

Employee	Laptop pc model	Service Tag	D400	D800	SX280
Charles Ikard	D400	BSB1R61	1		
Jennifer Gray	D400	BVB1R61	1		
Mary Murphy	D400	G35XQ61	1		
Thomas Jaehnigen	D800	92dxq61		1	
Rebecca Sargent	SX280	46M3R61			1
		Total MF PCs	3	1	1

TCS Proprietary and Confidential

4

TeleCommunication Systems, Inc.

MF-US PC Software

Employee	Software	PC Tag	SW Serial Number
Charles Ikard	Microsoft Office Standard Edition 2003	BSB1R61	70141-640-3932477-57114
Charles Ikard	Windows XP - Professional [5.1.2600]	BSB1R61	55274-640-4536163-23654
Jennifer Gray	Microsoft Office 2000 SR-1 Professional	6030DKZ2A333	50083-005-6331323-02414
Jennifer Gray	salesforce.com Outlook Edition	6030DKZ2A333	
Jennifer Gray	Windows 2000 - Workstation [5.0.2195]	6030DKZ2A333	51873-270-5560694-09936
Jennifer Gray	Adobe Acrobat 6.0 Standard	BVB1R61	16
Jennifer Gray	Microsoft Office Professional Edition 2003	BVB1R61	73931-640-3932477-57418
Jennifer Gray	Microsoft Office Standard Edition 2003	BVB1R61	70141-640-3932477-57114
Jennifer Gray	Windows XP - Professional [5.1.2600]	BVB1R61	55274-640-4536163-23654
Mary Murphy	Microsoft Office 2000 SR-1 Professional	3J09DTQNN83W	50083-005-6331323-02414
Mary Murphy	salesforce.com Outlook Edition	3J09DTQNN83W	
Mary Murphy	Windows 2000 - Workstation [5.0.2195]	3J09DTQNN83W	51873-OEM-0045023-09226
Rebecca Kohlhepp	Microsoft Office Professional Edition 2003	46M3R61	73931-640-3932477-57428
Rebecca Kohlhepp	Microsoft Office Standard Edition 2003	46M3R61	70141-640-3932477-57860
Rebecca Kohlhepp	Windows XP - Professional [5.1.2600]	46M3R61	55274-640-4536163-23842
Rebecca Kohlhepp	Microsoft Office Standard Edition 2003	6029DYSZG837	70141-640-3932477-57282
Rebecca Kohlhepp	Windows 2000 - Workstation [5.0.2195]	6029DYSZG837	51873-270-5530994-09890
Thomas Jaehnigen	Microsoft Office Professional Edition 2003	0018611082	73931-640-3932477-57020
Thomas Jaehnigen	Microsoft Office Standard Edition 2003	0018611082	70141-640-3932477-57589
Thomas Jaehnigen	Windows 2000 - Workstation [5.0.2195]	0018611082	51873-006-0962074-09561
Thomas Jaehnigen	Adobe Acrobat 6.0 Standard	92DXQ61	16
Thomas Jaehnigen	Microsoft Office Professional Edition 2003	92DXQ61	73931-640-3932477-57289
Thomas Jaehnigen	Microsoft Office Standard Edition 2003	92DXQ61	70141-640-3932477-57827
Thomas Jaehnigen	Windows XP - Professional [5.1.2600]	92DXQ61	55274-640-4536163-23163

5

TCS Proprietary and Confidential

TeleCommunication Systems, Inc.
MF-US Wireless equipment

Vendor	Account #	Dept	Employee	Cell Number	Device Type	Model	HW Cost	Monthly Cost	Contract End date	Notes
TCS mobeo	10005	MF OPS	DEMO - JAEHNIGAN	443-827-8670	BB	BB 7250	$ 450.00	$ 35.00		Market Stream Demo device. No car charger necessary.
TCS mobeo	10005	MF OPS	DEMO - JAEHNIGAN	443-827-8672	BB	BB 7250	$ 450.00	$ 35.00		Market Stream Data device. No car charger necessary.
TCS mobeo	10005	MF OPS	DEMO - JAEHNIGAN	443-827-8673	BB	BB 7250	$ 450.00	$ 70.00		Market Stream Demo device. No car charger necessary.3/27/06 per feb invoice increased to 60MB data @ $35. 9/21/06; requested it go back to the basic data plan
TCS mobeo	10005	MF OPS	DEMO - JAEHNIGAN	443-827-8674	BB	BB 7250	$ 450.00	$ 35.00		Market Stream Demo devices. No car charger needed
TCS mobeo	10005	MF OPS	DEMO - JAEHNIGAN	443-827-8675	BB	BB 7250	$ 450.00	$ 150.00		Market Stream Demo device. No car charger necessary.
TCS mobeo	10005	MF OPS	DEMO - JAEHNIGAN	443-827-8676	BB	BB 7250	$ 450.00	$ 35.00		Market Stream Demo device. No car charger necessary. 3/27/06; per feb invoice data increased to 150MB @ $50
TCS mobeo	10005	MF OPS	DEMO - JAEHNIGAN	443-827-8680	PALM	Treo 650	$ 450.00	no service		they have for the next time they do testing
TCS mobeo	10005	MF OPS	DEMO - JAEHNIGAN	443-827-8684	PALM	Samsung i730	expensed	no service		they have for the next time they do testing
TCS mobeo	10005	MF OPS	DEMO - JAEHNIGAN	443-827-8685	PALM	Treo 650	expensed	no service		they have for the next time they do testing
TCS mobeo	10005	MF OPS	DEMO - JAEHNIGAN	973-270-6271	BB	BB 7250	$ 450.00	$ 15.00		Invoice indicates Demo Pool MF.USO MOF1.USA.MKC 0523-03
TCS mobeo	10005	MF OPS	KOHLHEPP, REBECCA	443-452-7071	Combo	BB 7250	$ 450.00	$ 15.00		HW coded to ES.MF.US.OPS MOF1.USA.001 0599-01
SPRINT	111910211	MF OPS	DEMO - JAEHNIGAN	443-829-3488	Combo	BB 7520	$ 100.00	$ 50.00	3/27/2007	Per PR Code HW to 0535-01 1.02.ES.FM.US.OPS MOF1.USA.001 Device is 149.99. Per invoice plan is Power 500 @ 45.99 + Unlimited BB Email & Web @ 44.99. 4/25/05 Rec'd packing slip but need label from box. Will not get 100.00 rebate. Per PR Code MRC to 0523
SPRINT	111910211	MF OPS	MARKET DATA JAEHNIGAN	443-463-3471	BB	BB 7510	$ 250.00	$ 55.00		Ordered 9/20/04 for Alexis Davis. Device 249.99 plus tax & shipping. OWM should recive 9/22. Unlimited Data w/Voice enabled but no plan. Code: 0124-07 ES.MGT 9/26/05 Carol notes as T jaehnigen. PASS CODE 1502. 6/16/06; requested move to new account 8/15

6

TCS Proprietary and Confidential

TeleCommunication Systems, Inc.
MF-US Wireless equipment

Vendor	Account #	Dept	Employee	Cell Number	Device Type	Model	HW Cost	Monthly Cost	Contract End date	Notes
T-Mobile	476840912	MF OPS	DEMO - JAEHNIGAN	443-254-0011	BB	BB 7230	$ 100.00	$ 75.00		Int'l Color Device 349.99. 1000 whenver, wherever Voice @ 39.99, Unlimited data plan @ 29.99. For MarketStream testing. Code to 0525-01 MF.USO MOF1.USA.OTH; updated 8/4/05. 6/26/06; requested update on device from Thomas. 8/25/06; confirmed this is being
T-Mobile	476840912	MF OPS	DEMO - JAEHNIGAN	443-254-0012	BB	BB 7230	$ 100.00	$ 75.00		Int'l Color Device 349.99. 1000 whenver, wherever Voice @ 39.99, Unlimited data plan @ 29.99. For MarketStream testing. Code to 0525-01 MF.USO MOF1.USA.OTH; updated 8/4/05.
Cingular	994119676	MF OPS	DEMO - JAEHNIGAN	443-831-9987	BB	BB 7280	$ 230.00	$ 125.00		For Chris Parker. Device 419.99 w/tax. Plan Unlimited Data @ 49.99. EMS Sales. 5/20/05 Kara will add Int'l Data @ 19.99 & 450 mins @ 39.99, 5.99 Int'l voice plan to reduce per min to .99 for Barry's trip to London. She will remove voice & Int'l data when
Cingular	994119676	MF OPS	JAEHNIGEN, THOMAS	301-404-9107	BB	BB 7290	$ 230.00	$ 85.00	9/26/2008	Code to 0727-45 ES.FSA. Device 299.99; plan should have 7% discount. 1/3/05 Packing slip for 249.99, cell # 443-625-9768. 2/4/05 Ported Sprint cell to this device, GSM Nat'l 600 @ 49.99 less 7%. 6/27/05 Confirmed w/Diane Plan is 450 Nat'l mins @ 39
TCS mobeo	10005	MF SAL	GRAY, JENNY	443-286-8146	Cell	Motorola V710	$ 150.00	$ 25.00		Ported her VZW number to this device. Her old device was shutting down on her.
TCS mobeo	10005	MF SAL	GRAY, JENNY	443-844-6136		BB 7130e	$ 450.00	$ 15.00		Per 6/30 invoice. Under Jenny Gray for Demo's
TCS mobeo	10005	MF SAL	GRAY, JENNY	443-844-6137		BB 7130	$ 450.00	$ 15.00		Per 6/30/06 invoice. Jenny Gray demo device.
TCS mobeo	10005	MF SAL	MARKET DATA/ JENNY GRAY	410-980-8739	Combo	BB 7250	$ 450.00	$ 120.00		TCS Test BB. Christina Scacifero ported her Corp VZW # to this BB 6/17/05. 8/26/05 Ordered for Jenny Gray & she emailed that this is her new BB # for Demos. 8/26; 300 mins @ 20. + Data @ 13.00. For Market Stream Demos; Code provided. 2/23/06; jenny orde

√

TCS Proprietary and Confidential

TeleCommunication Systems, Inc.
MF-US Wireless equipment

Vendor	Account #	Dept	Employee	Cell Number	Device Type	Model	HW Cost	Monthly Cost	Contract End date	Notes
TCS mobeo	10005	MF SAL	MURPHY, MARY ANN	718-551-5182	Combo	BB 7250	$ 450.00	$ 110.00		Device 449.00; extended Battery 28.13 approved by T. Plan 2000 @ 80.00 + Data @ 13.00 + Usage.
T-Mobile	476840912	MF SAL	MARKET DATA / GRAY, JENNY	443-254-0187	Combo	BB 8700g	$ 300.00	$ 45.00	6/7/2007	Charge hw to 0599-01. 6/7/06; ordered @ $299.99 w/ unlimited data @ $29.99.
Cingular	990388537	MF SAL	MARKET DATA	443-370-3428	Combo	BB 8700c	$ 350.00	$ 40.00	6/9/2007	Charge hw to 0599-01. 6/7/06; ordered @ $349.99. 6/13/06; received.
Cingular	990388537	MF SAL	MARKET DATA	443-603-4816	Combo	BB 8700c	$ 350.00	$ 55.00	6/9/2007	Charge hw to 0599-01. 6/7/06; ordered @ $349.99. 6/13/06; received 8/15/06; changed int'l data to $69.99.
Cingular	994119676	MF SAL	MARKET DATA GRAY, JENNY	443-625-8008	BB	BB 7280	$ 240.00	$ 50.00		Russ ordered 5/12 for Mobile Finance 8. Device 399.99 = 419.99 w/tax. 1/26/06;Thomas confirmed this is a Market data device. Do not shut down 8/29/06; was 0060720127
Cingular	994119676	MF SAL	MOBILE FINANCE	410-698-2728	BB	BB 7280	$ 240.00	$ 55.00		Mobile Finance 14. Was in Alexis Davis' name. 9/26/05 Carol notes as MaryAnne M.3/15/06; with customer Morgan Stanley.
Cingular	994119676	MF SAL	MOBILE FINANCE	410-698-2729	BB	BB 7280	$ 240.00	$ 70.00		Mobile Finance 17; Thomas Jaehnigen, was in Alexis Davis' name. 2/22/06; added int'l data @ $19.99 per Jenny Gray.
Cingular	994119676	MF SAL	MOBILE FINANCE	410-698-2731	BB	BB 7280	$ 240.00	$ 70.00		Mobile Finance 16. Was in Alexis Davis' name. 5/1/06; canceled 6/8/06; reactivated per Thomas & Jenny G. w/ int'l data.
Cingular	994119676	MF SAL	MOBILE FINANCE	443-421-9617	BB	BB 7280	$ 240.00	$ 75.00		Aether purchsed 3/12. ATW notes as Mob Fin 1 & BB 7280. 9/26/05 carol notes as Jenny Grey Demo. Dropped to a 4MB plan. 6/7/06; adding int'l data @ $19.99 for Doug Stovall (had to increase back to unlimited data). 7/10/06; added voice for trip to England 8
Cingular	994119676	MF SAL	MOBILE FINANCE	443-625-8004	BB	BB 7280	$ 240.00	$ 70.00		Thomas Jaehnigen; Russ ordered 5/12 for Mobile Finance 4. Device 399.99 = 419.99 w/tax. 9/7/05: Jenny Gray said she is giving to a customer who will travel to Asia. She provided code: 1.02.ES.MF.1NOPS 0420-52. 9/29/05 Update coding to MF.USO M

8

TCS Proprietary and Confidential

TeleCommunication Systems, Inc.
MF-US Wireless equipment

Vendor	Account #	Dept	Employee	Cell Number	Device Type	Model	HW Cost	Monthly Cost	Contract End date	Notes
Cingular	994119676	MF SAL	MOBILE FINANCE	443-625-8006	BB	BB 7280	$ 240.00	$ 50.00		Thomas Jaehnigen; Russ ordered 5/12 for Mobile Finance 6. Device 399.99 = 419.99 w/tax. 7/28/05: Kara indicated that Gregg Smith used this device & rec'd a TCS VZW BB. 11/25/05 - per Carol (443-625-8006), that is now part of the MarketData demo pool and
Cingular	994119676	MF SAL	MOBILE FINANCE	443-625-8007	BB	BB7280	$ 240.00	$ 50.00		Thomas Jaehnigen; Russ ordered 5/12 for Mobile Finance 7. Device 399.99 = 419.99 w/tax. 1/26/06;Thomas confirmed this is a Market data device. Do not shut down 8/29/06; was 0060720127
Cingular	994119676	MF SAL	MOBILE FINANCE	443-625-8009	BB	BB 7280	$ 240.00	$ 55.00		Russ ordered 5/12 for Mobile Finance 9; T Jaehnigen. Device 399.99 = 419.99 w/tax. 1/26/06;Thomas confirmed this is a Market data device. Do not shut down. Removed int'l data. 8/29/06; was 0060720127
Cingular	994119676	MF SAL	MOBILE FINANCE	443-625-8010	BB	BB 7280	$ 240.00	$ 70.00		Russ ordered 5/12 for Mobile Finance 10; Thomas Jaehnigen. Device 399.99 = 419.99 w/tax. 1/26/06;Thomas confirmed this is a Market data device. Do not shut down. 5/4/06; added int'l data back for Nan & JR's trip to London 5/12/06; to customer going to s
Cingular	994119676	MF SAL	MOBILE FINANCE	443-625-8011	BB	BB 7280	$ 240.00	$ 75.00		Russ ordered 5/12 for Mobile Finance 11; T. Jaehnigen; Device 399.99 = 419.99 w/tax. 1/26/06;Thomas confirmed this is a Market data device. Do not shut down. 3/3/06;Added int'l data roaming for JR. 8/29/06; was 0060720127
Cingular	994119676	MF SAL	MOBILE FINANCE	443-625-8012	BB	BB 7280	$ 240.00	$ 55.00		Russ ordered 5/12 for Mobile Finance 12. Thomas Jaehnigen. Device 399.99 = 419.99 w/tax. 1/26/06;Thomas confirmed this is a Market data device. Do not shut down. Removed int'l data. 5/4/06; added int'l data back for Nan & JR's trip to London. 7/6/06; ha
Cingular	994119676	MF SAL	MOBILE FINANCE	443-625-8481	BB	BB 7280	$ 240.00	$ 50.00		This will be Mobile Finance # 13. Device 419.99 w/tax plus shipping. 9/26/05 Carol notes as T Jaehnigen. 8/29/06; was 0060720127

9

TCS Proprietary and Confidential

TeleCommunication Systems, Inc.
MF-US Wireless equipment

Vendor	Account #	Dept	Employee	Cell Number	Device Type	Model	HW Cost	Monthly Cost	Contract End date	Notes
Cingular	994119676	MF SAL	MOBILE FINANCE IST	410-698-2730	BB	BB 7280	$ 240.00	$ 150.00		Mobile Finance 15. Was in Alexis Davis' name. 10/25/04 Kara added Int'l Data. 6/22- emailed Barry for Charge Code. Code, per Kara: MF.USO MOF1.USA.MST 0523-03. 9/26/05 Carol notes as JR Atkinson. 7/26/06; upgraded to int'l data @ $69.99.
Cingular	994119676	MF SAL	MOBILE FINANCE IST	410-713-0886		BB 6280	$ 240.00	$ 60.00		Aether purchsed 3/4/04. 4/14 AWS says this device is a 6280. Charged 400.00 less 50.00. Emailed Russ 4/15 to confirm pricing & BB model. Russ has under Doug Stovall's name. 11/15/04: Alexis emailed IST is using. 12/10/04 Added Int'l Data Plan @ 19.99 v
Cingular	994119676	MF SAL	MURPHY, MARY ANN	347-244-9200	BB	BB 7280	$ 240.00	$ 45.00		Aether purchsed 3/12/04. ATW notes as Mary Ann & BB 7280. 2/17/06; lowered to a 4mb plan. 5/4/06; asked if I could shut down since she has a TCS BB. 5/18/06; requested a code from Dianna. MF.USO MOF1.USA.MST 0523-03
VZW	602829284-00028	MF SAL	MARKET DATA / GRAY , JENNY	443-955-0786	Combo	Treo 700	$ 550.00	$ 50.00	7/13/2007	
VZW	602829284-00028	MF SAL	MARKET DATA / GRAY, JENNY	443-695-4735	BB	Motorola Q	$ 320.00	$ 50.00	7/3/2007	$319.99. MF.USO MOF1.USA.MKC 0523-03
VZW	602829284-00028	MF SAL	MOBILE FINANCE	410-271-8651	BB	BB 7750	$ 200.00	$ 35.00		Device 309.99 plus tx 15.50. For Demo use by Mobile Finance Team. 1/12/06; emailed rep to lower to 10MB @ $29.99 6/19/06; moving to account 602829284-00028.
TCS mobeo	TCS1	MF SAL	GRAY, JENNY	1596-1889	BB	957	$ 20.00	$ 34.00		

10

TCS Proprietary and Confidential

TeleCommunication Systems, Inc.
MF-US Office Furnishings

Office No.	No. of Desks	Chairs	Tables	Book Shelves	Misc. Small File Cabinets
1	1	4	1	4	1
2	1	2	1	3	2
3	3	6	3	4	5
Total	**5**	**12**	**5**	**11**	**8**

TCS Proprietary and Confidential

11

TeleCommunication Systems, Inc.
NOC & Lab servers - SPAIN

Use	Server Name	Project	Function / Project Reserved For / Date Req.
TCS SPAIN - MADRID OFFICE			
Customer's Database	NT-CONTA		Maintenance of SQL database of customers, invoicing, and inventory
TCS SPAIN - BENIDORM OFFICE			
Production	SILA1	PAGERS	Paging service. Reception of data from AMS, creation of paging messages, maintenance of instrument's DB, and transmition of messages to carrier
Production	AMS1	PAGERS	Paging service. Owner: REUTERS AMS server used to receive Reuters data

12

TeleCommunication Systems, Inc.
MF PCs - SPAIN

Employee	PC model	Service Tag	LAPTOP	DESKTOP	SERVER
CRUZ, GONZALO	D610	D0L8M1J	1		
FREE LAPTOP	LAT-CSx	2ND800J	1		
ACCOUNTING	P-III			1	
DB BACKUP	P-II			1	
CRUZ, GONZALO	P-III			1	
PAGER PROG	P-II			1	
SQL SERVER	P-II				1
		Total MF PCs	2	4	1

13

TeleCommunication Systems, Inc.

MF PC Software – SPAIN

Employee	Software	PC Tag	SW Serial Number
CRUZ, GONZALO	Windows XP - Professional [5.1.2600]	A074	76460-OEM-0011903-00102
ACCOUNTING	Windows 2000 Prof. Upgrade	A014	52339-000-0000007-09563
CRUZ, GONZALO	Windows 2000 Prof. Upgrade	A060	52339-000-0000007-09023
FREE LAPTOP	Windows 2000 Prof. Upgrade	A032	52339-000-0000007-09713
PAGER PROG	Windows 98 SE	A045	08101-OEM-0094044-31326
DB BACKUP	Windows NT 4	A023	21899-OEM-0043597-79285
ALL	Microsoft Office 2000 SMB	ALL PCs	RT6H8-MGJ9Y-648VK-9QDB7-MG68B

14

TeleCommunication Systems, Inc.
MF Wireless equipment – SPAIN

Vendor	Account #	Dept	Employee	Cell Number	Device Type	Model	HW Cost	Monthly Cost	Contract End date	Notes
MOVISTAR			CRUZ, GONZALO	34-628527780	UMTS PCM	QUALCOMM 3G	0.00 €	58.00 €	8/1/2007	3G PCMCIA card to connect laptop
MOVISTAR			CRUZ, GONZALO	34-660091183	Sony Ericss	P900	0.00 €	15.00 €		marketStream demo device
VODAFONE			CRUZ, GONZALO	34-607206646	BB	BB 8700	0.00 €	80.00 €		Business mobile phone
VODAFONE			CRUZ, GONZALO	34-629891112	iPAQ	QTEK S200	0.00 €	25.00 €		marketStream demo device
VODAFONE			CRUZ, GONZALO	34-607279969	NOKIA	N70	0.00 €	25.00 €		marketStream demo device

15

TeleCommunication Systems, Inc.

MF Dell PCs - BENELUX

Employee	Pc model	Service Tag	PC	Other	
Charles J. Ancher	Dell Laptop		1		
Charles J. Ancher	Dell Desktop		1		
Bookkeeping	Dell Desktop		1		
Server	Dell Desktop		1		
Fax	HP 7410			1	
Printer	HP 1320			1	
		Total MF PCs	4	2	0

16

TeleCommunication Systems, Inc.
MF Wireless equipment – BENELUX

Vendor	Account #	Dept	Employee	Cell Number	Device Type	Model	HW Cost	Monthly Cost	Contract End date	Notes
VF Spain			DEMO - Charles Ancher		BB	BB 8700	$ -	$ 50.00		Market Stream Demo device. No car charger necessary.

17

TeleCommunication Systems, Inc.
UK Fixed Asset Listing by station
12/31/2006

NOC SERVERS AND OTHER EQUIPMENT

DNS Host	Location	Responsibility	Project	Manufacturer	Model Name	Model Number	Tag No.	Express Service Code	Processor	Disk Space	RAM	Max. RAM
Cabinet 3												
Voice Manager	Basement		Telephone Voice Manager	SDX	PC4-200		WO 000 57369					
Cabinet 4												
Coyote	Basement		(Spare)	Dell	PowerEdge	2100/180	LGSYV	36055975		4GB	384MB	512MB
Taz	Basement		(Spare)	Dell	PowerEdge	2100/180	L4CYV	35475367		22GB	384MB	512MB
TEST	Basement		(Spare)	Dell	Optiplex	GX1	P8XT5		PIII 450	6GB	256MB	512MB
Acme	Basement		(Spare)	Dell	Optiplex	GX1	P6XTM	42314170	PIII 450	6.4GB	128MB	768MB
(Spare)	Basement		(Spare)	Dell	Optiplex	GX110	IVUZE	31719578	PIII 450	6GB	256MB	512MB
Cabinet 5												
ISFS01	Basement	Reuters	R/T Distribution	Sun	SunBlade	100	TT13854112					
AMS1	Basement	Reuters	Reuters AMS	Sun			CA50DE					
AMS2	Basement	Reuters	Reuters AMS	Sun			CA5228					
CSP	Basement	ComStock	Customer Service Processor	ComStock			430199 CV81168	n/a				
Cabinet 6												
PAGER01	Basement		(Spare)	Systemax		Systemax	01799056/0002	n/a		24 GB	256 MB	
PAGER02	Basement		Intranet Server	Systemax		Systemax	01752924/00002	n/a		24 GB	256 MB	
SALES	Basement		Maximiser & Exact	Dell	PowerEdge	4400	JIMJD	32781721	Dual 600	16GB	512MB	4GB
SQL	Basement		Futures 97 sql 6.5 db	Dell	PowerEdge	4300	R5LCW	45610592	Dual 500	32GB	512MB	1GB
Cabinet 7												
FOGHORN	Basement		SILAUK PDC & Exchange Server	IBM	Netfinity 4500R	8856-3RY	553508A	n/a	Dual PIII 800	3 x 36GB	784MB	
ONTARIO	Basement		marketStream Backup/Development	IBM	eServer x346	8840-2BG	KDPTF68	n/a	Dual Xeon	3 x 60GB	3GB	
YOSEMITE	Basement		(Spare)	IBM	eServer x330	8654-11Y	550019Z	n/a	Dual PIII 800	2 x 18.2GB	512MB	
UKFILE001	Basement		SILAUK Fileserver	IBM	eServer x330	8654-11Y	550019D	n/a	Dual PIII 800	2 x 18.2GB	512MB	
YOGI	Basement		Web Server	IBM	eServer x330	8654-11Y	550019B		Dual PIII 800	2 x 18.2GB	512MB	
PORTAL	Basement		Web Server	IBM	eServer x330	8654-11Y	550019M	n/a	Dual PIII 800	2 x 18.2GB	512MB	
DAFFY	Basement		(Spare)	IBM	eServer x330	8654-11Y	550020B	n/a	Dual PIII 800	2 x 18.2GB	512MB	
PORKY	Basement		Legato Backup Server	IBM	eServer x330	8654-11Y	550020D	n/a	Dual PIII 800	2 x 18.2GB	512MB	
ROADRUNNER	Basement		(Spare)	IBM	eServer x330	8654-11Y	550019N		Dual PIII 800	2 x 18.2GB	512MB	
Marvin	Basement		(Spare)	Dell	PowerEdge	6300	P2V71	42124141		18GB	256MB	4GB
Cabinet 8												
TWEETY	Basement		Printer Server	IBM	eServer x300							
EIRIE	Basement		marketStream database server	IBM	eServer x345	8670-32X	551335X		Celeron			
HURON	Basement		marketStream Backup/Development	IBM	eServer x345	8670-32X	551337D		Dual Xeon 2.8GHz	3x30Gb	2.5Gb	8Gb
MICHIGAN	Basement		marketStream server	IBM	eServer x345	8670-32X	551336L		Dual Xeon 2.8GHz	3x30Gb	2.5Gb	8Gb
PAGING1	Basement		Paging service backup	IBM	eServer x335	8676-21G	KDYL8VD		Dual Xeon 2.8GHz	3x30Gb	2.5Gb	8Gb
PAGING2	Basement		Paging service live	IBM	eServer x335	8676-21G	KDYP4MD		Dual Xeon 3GHz	2x34Gb	1.0Gb	8Gb
SAM	Basement		Company BES	IBM	eServer x335	8676-21G	KDYL8VM		Dual Xeon 3GHz	2x34Gb	1.0Gb	8Gb
FUDD	Basement		marketStream Exchange Server	IBM	eServer x335	8676-21G	KDYP4MC		Dual Xeon 3GHz	2x34Gb	1.0Gb	8Gb
LEGHORN	Basement		marketStream BES	IBM	eServer x335	8676-21G	99RBYZ7		Dual Xeon 3GHz	2x34Gb	1.0Gb	8Gb
Speedy	Basement		(Spare)	Dell	PowerEdge	6300	P2V72	42124142		18GB	256MB	4GB
Other Locations												
Sirius	3rd Floor	R Trubshaw	Paging Development	Dell	Optiplex	GX1	R5C5M		PIII 450			
Storage												
(Spare)	Basement		(Company Database System)	SUN		E250	O32M3229	n/a		6 x 16GB	1GB	
(Spare)	Basement			SUN	Netra	X1	HL11918516		400	2 x20GB	1GB	
(Spare)	Basement			SUN	Netra	X1	HL11110313		400	2 x20GB	1GB	

18

UK Mobile Finance Asset Listing TCSITLatest
Servers

TCS PROPRIETARY AND CONFIDENTIAL

1/16/2007 5:31 PM

TeleCommunication Systems, Inc.
UK Fixed Asset Listing by station
12/31/2006

TECHNOLOGY EQUIPMENT - OTHER

Type	Function	Location	Manufacturer	Model Name	Model Number	Serial No.	Owned/Leased	Cost
Cabinet 1							Total	£33,748.25
Switch	Office Switch	Basement	Kingston	EtherRx Pro Series	KNS800/R	90220000232	Owned	£150.00
Hub	10Mhz Devices	Basement	Hewlet Packard	Advance Stack Hub	HPJ2611B	SG70131075	Owned	£150.00
Hub	General Hub	Basement	Intel	Express Stackable Hub	210T	Z00629722	Owned	£150.00
Hub	General Hub	Basement	Intel	Express Stackable Hub	210T	Z00678529	Owned	£150.00
Cabinet 2								
							O2	£2,895.50
							O2	
Firewall	Primary Firewall	Basement	Cisco	PIX	515	44180410184	Owned	£6,183.00
Firewall	Failover Firewall	Basement	Cisco	PIX	515	44480260650	Owned	£1,545.75
Hub	Internet Hub	Basement	Bay Networks	Netgear	EN104	ENTB1C685681	Owned	£25.00
Router	Internet Router	Basement	Cisco	1600 Series	1601R	JMX0609H0SF	Energis	£300.00
Router	Internal Router	Basement	Cisco	2600 Series	2620	JAC0439A35A	Owned	£300.00
Router	DMZ Router	Basement	Cisco	2600 Series	2620	JAC0439A35B	Owned	£300.00
Cabinet 3								
Display		Basement	Samsung	Syncmaster	400b	HMEJ802614B	Owned	£150.00
Keyboard		Basement	SDX			H804069501	Owned	£15.00
Modem	X.25 Modem	Basement	Racal-Datacom	Milgo	ALM3223	4317357	BT	£150.00
Power Supply	X.25 Modem	Basement	Racal		DV-5129UP	4592D	BT	£15.00
Cabinet 4 (Table)								
Display		Basement	Samsung	Syncmaster	700s	HMAJ100792L	Owned	£150.00
Keyboard		Basement	Dell		SK-1000REW	M970433077	Owned	£15.00
CPU Switch		Basement	Belkin	Omniview	4-Port	-	Owned	£179.00
Cabinet 5								
Display		Basement	Eizo	Flexscan	T561	39683080-UK	Reuters	£200.00
Keyboard		Basement	IBM		KB-9910	0158036	Reuters	£15.00
Keyboard		Basement	Sun				Reuters	£30.00
Mouse		Basement	Sun				Reuters	£15.00
CPU Switch		Basement	ATEN	Masterview	CS104		Reuters	£150.00
Data Splitter		Basement			MD-X.21/TCB		Reuters	£300.00
Network Termination		Basement	MetroData		DC2000		Reuters	£200.00
Multiplexor		Basement	Case		KMX-9230		Reuters	£600.00
Hub	AMS/Paging Hub	Basement	Intel	Express Stackable Hub	210T	Z00676531	Own	£150.00
Cabinet 6								
Switch	DMZ Hub	Basement	Intel	Express Standalone Switch	410T		Own	£150.00
Hub	Server Hub	Basement	Intel	Express Stackable Hub	210T	Z00676515	Own	£150.00
PAD	X.25 Link	Basement	DynaTec	Dynapac	CPX-16		Own	£1,129.00
CD Rewriter		Basement	Traxdata		CDRW4260 Pro	A654232	Own	£250.00
Cabinet 7								
Modem	RAS Modem	Basement	3Com-USRobotics	Faxmodem	56K		Own	£75.00
CPU Switch		Basement	Adder	Smartview Pro			Own	£175.00
Display		Basement	Philips		107S		Own	£150.00
Keyboard		Basement	Dell				Own	£15.00
Mouse		Basement	Microsoft				Own	£10.00
Cabinet 8								
Backup Device		Basement	Storagetek	DLT8000	L20/40 - 3 drives	46800010201	Own	£17,011.00
Modem		Basement	USRobotics	Sportster Voice	Faxmodem 33.6		Own	£75.00
Desk								
Display		Basement	Acer		77e		Own	£150.00
Keyboard		Basement	Dell				Own	£15.00
Mouse		Basement	Microsoft				Own	£10.00

UK Mobile Finance Asset Listing TCSITLatest
Misc

TCS PROPRIETARY AND CONFIDENTIAL

1/18/2007 5:31 PM

19

TeleCommunication Systems, Inc.
UK Fixed Asset Listing by station
12/31/2006

PC's and Related Equipment

User	Manufacturer	Model Name	Model Number	Tag No.
(Network Monitor)	Dell	Optiplex	GX110	IVUZ4
Display	Dell		1501FP	
Keyboard	Dell		AT102W	
Mouse				
(Workstation)	Dell	Optiplex	GX110	IVUZG
Display	Dell		1501FP	
Keyboard	Dell		AT102W	
Mouse				
(Printer Server)	Dell	Optiplex	GX1	R5C5M
Display	Dell		1701FP	
Keybord	Dell		AT102W	
Mouse				
Printer	HP	LaserJet	4000T	
Printer	Epson	AccuLaser	C900	EWMZ067863
Scanner	HP	ScanJet	5470C	CN2211502P
(BB Manager)	Dell	Optiplex	GX110	KUZE8
Display	Dell		1501FP	
Keyboard	Dell	QuietKey		
Mouse				
R Compton	Dell	Optiplex	210L	1HNCB2J
Display	Dell		1701FP	
Keyboard	Dell	QuietKey		
Mouse				
KVM Switch	Belkin	OmniCube	4-Port	
R Trubshaw	Dell	Optiplex	GX110	KK????
	Dell	Optiplex	GX110	RC56F
	Dell	Latitude	D400	JZB1R61
Display	Dell		1701FP	
Mouse				
Port Replicator	Dell	D/Port		
Monitor Stand	Dell			
KVM Switch	Belkin		4-Port	
A Stephenson	Dell	Latitude	D520	4NGBF2J
Keyboard	Ortek			
Mouse				
Port Replicator	Dell	D/Port		
J Beltrame	Dell	Latitude	D620	
Display	Dell		1701FP	
Keyboard	Dell			
Mouse				
Port Replicator	Dell	D/Port		
Monitor Stand	Dell			
Printer	HP	Business InkJet	2230	
Accounts 1	HP Compaq		nx9010	
Display	Dell		1701FP	
Keyboard	Dell	QuietKey		
Mouse				
Port Replicator	HP Compaq			
Accounts 2	HP Compaq		nx9010	
Display	Dell		1701FP	
Keyboard	Dell			
Mouse				
Port Replicator	HP Compaq			

20

UK Mobile Finance Asset Listing TCSITLatest
By User

TCS PROPRIETARY AND CONFIDENTIAL

1/18/2007 5:31 PM

TeleCommunication Systems, Inc.
UK Fixed Asset Listing by station
12/31/2006

PCs AND RELATED EQUIPMENT

User	Manufacturer	Model Name	Model Number	Tag No.
Accounts 3	HP Compaq		nx9010	
Display	Dell		1701FP	
Keyboard	Dell			
Mouse				
Port Replicator	HP Compaq			
Accounts 4	Dell	Optiplex	GX1	IGCCE
Display	Dell		1501FP	
Keyboard	Dell			
Mouse				
(B Hampshire)	Dell	Optiplex	210L	2HNCB2J
Display	Dell		1701FP	
Keyboard	Dell			
Mouse				
R Adu-Bonsra	Dell	Optiplex	210L	JGNCB2J
Display	Dell		1701FP	
Keyboard	Dell			
Mouse				
Z Wong	Dell	Optiplex	GX620	CVV8Z1J
Display	Dell		E176FP	
Keyboard	Dell			
Mouse	Dell			
(Sneeze) Development	Dell	Optiplex	GX110	IVUZK
Display	Dell		1501FP	
Keyboard	Dell	QuietKey		
Mouse				
(S Walsh)	Dell	Optiplex	GX110	IVUZ6
Display	Dell		1701FP	
Mouse				
C Lobb	Dell	Latitude	D520	2NGBF2J
Display	Dell		1701FP	
Keyboard				
Mouse				
Port Replicator	Dell	D/Port		
(Programming)	IBM			
Display	Dell		1701FP	
Keyboard	Dell			
Mouse				

21

UK Mobile Finance Asset Listing TCSITLatest
By User

TCS PROPRIETARY AND CONFIDENTIAL

1/16/2007 5:31 PM

TeleCommunication Systems, Inc.
UK Fixed Asset Listing by station
12/31/2006

PCs and Related Equipment

User	Manufacturer	Model Name	Model Number	Tag No.
A Stephenson	Dell	Latitude	D520	4NGBF2J
J Beltrame	Dell	Latitude	D620	
R Trubshaw	Dell	Latitude	D400	JZB1R61
(Accounts 1)	HP Compaq		nx9010	
(Accounts 2)	HP Compaq		nx9010	
(Accounts 3)	HP Compaq		nx9010	
C Lobb	Dell	Lattitude	D520	2NGBF2J

22

UK Mobile Finance Asset Listing TCSITLatest
Laptops

TCS PROPRIETARY AND CONFIDENTIAL

1/18/2007 5:31 PM

TeleCommunication Systems, Inc.
UK Fixed Asset Listing by station
12/31/2006

PCs and Related Equipment

User	Manufacturer	Model Name	Model Number	Tag No.
(Network Monitor)	Dell	Optiplex	GX110	IVUZ4
(Workstation)	Dell	Optiplex	GX110	IVUZG
(Printer Server)	Dell	Optiplex	GX1	R5C5M
(BB Manager)	Dell	Optiplex	GX110	KUZE8
R Compton	Dell	Optiplex	210L	1HNCB2J
R Trubshaw	Dell	Optiplex	GX110	KK????
R Trubshaw	Dell	Optiplex	GX1	R5C6F
(Accounts 4)	Dell	Optiplex	GX1	IGCCE
(B Hampshire)	Dell	Optiplex	210L	2HNCB2J
R Adu-Bonsra	Dell	Optiplex	210L	JGNCB2J
Z Wong	Dell	Optiplex	GX620	CVV8Z1J
(Sneeze)	Dell	Optiplex	GX110	IVUZK
(S Walsh)	Dell	Optiplex	GX110	UVUZ6
(Programing PC)	IBM	PC		

23

UK Mobile Finance Asset Listing TCSITLatest
Desktops

TCS PROPRIETARY AND CONFIDENTIAL

1/18/2007 5:31 PM

TeleCommunication Systems, Inc. UK Fixed Asset Listing by station 12/31/2006	PCs and Related Equipment		
Name	**Manufacturer**	**Model**	**Serial No.**
HPLaserJet4100	HP	LaserJet 4100T	
EpsonC900	Epson	AccuLaser C900	EWMZ067863
	HP	Business Inkjet 2230	
Accounts	HP	LaserJet 4100TN	
Accounts Confidential	HP	LasertJet 6P	
Sales	HP	LaserJet 2200DT	

24

UK Mobile Finance Asset Listing TCSITLatest
Printers

TCS PROPRIETARY AND CONFIDENTIAL

1/18/2007 5:31 PM

SCHEDULE D

Notarial Deed of Transfer (Benelux)

SCHEDULE "D"

WARENDORF

1

DEED OF TRANSFER OF SHARES

in: **TeleCommunication Systems Benelux B.V.**

by: **TeleCommunication Systems (Holdings) Limited**

to: **TeleCommunication Systems Limited**

Deed dated 31 January 2007.

On the thirty-first day of January two thousand and seven, appeared before me, Kjell Stelling, civil law notary in the city of Amsterdam:

(1) Emile Donald Uyldert, born in Haarlem on the eighth day of November one thousand nine hundred and fifty, with office address at Koningslaan 42, 1075 AE Amsterdam, holder of a valid Dutch passport number NSF3264L4, by virtue of a written power of attorney acting as attorney of, **TeleCommunication Systems (Holding) Limited** (the "**Vendor**"), a company incorporated under the laws of England and Wales, having its business office at Millennium Bridge House, 2 Lambeth Hill, London EC4V 4AJ, United Kingdom;

(2) Catelijne Schoenmaker, born in Hoorn on the fifth day of June one thousand nine hundred and seventy-nine, with office address at Koningslaan 42, 1075 AE Amsterdam, by virtue of a written power of attorney acting as attorney of,

- **TeleCommunication Systems Limited** (the "**Purchaser**"), a company incorporated under the laws of England and Wales, having its business office at 6 Dyers Buildings, Holborn, London EC1N 2JT, United Kingdom;
- **TeleCommunication Systems Benelux B.V.** (the "**Company**"), a private company with limited liability, having its registered office in Amsterdam and its business office at Joop Geesinkweg 901-999, 1096 AZ Amsterdam, registered at the Commercial Register under number 33297036.

Warendorf:Notariaat:07N-C-201661 101472:Transfer:Transfer-TeleCommuni#E0872B.doc

2

Said individuals, acting as aforesaid, made the following statement:

PURCHASE, SALE AND TRANSFER.

Article 1.

The Vendor has sold and hereby transfers to the Purchaser, and the Purchaser has bought and hereby accepts from the Vendor:

one hundred eighty-two (182) shares, numbered 1 up to and including 182, of a par value of one hundred euro (EUR 100) each (the "**Shares**") in the capital of the Company.

The aforesaid contract of sale (the "**Contract**") is evidenced by a private instrument. Any and all provisions contained therein which may still have effect shall remain in force.

PURCHASE PRICE.

Article 2.

The Shares have been purchased for the Benelux Share Price as referred to in the Contract; said purchase price has been received by the Vendor, for which full discharge is hereby given by the Vendor and accepted by the Purchaser.

ACQUISITION BY VENDOR.

Article 3.

The Shares were acquired by the Vendor by a deed of transfer of shares executed on the fifth day of November two thousand and four before a substitute of M.A.J.M. Scholtens, civil law notary in the city of Amsterdam.

WARRANTIES.

Article 4.

The Vendor warrants and represents vis-à-vis the Purchaser:

a. that the Shares constitute the entire issued capital of the Company;

b. that all of the Shares are fully paid up.

BLOCKING CLAUSE.

Article 5.

The restrictions on share transfers contained in the Articles of Association of the Company have been duly observed as evidenced by a resolution of the General Meeting of Shareholders.

ENTITLEMENT TO DIVIDEND.

Article 6.

As from the date hereof the Shares and all rights and obligations attached thereto shall be for the account and at the risk of the Purchaser. All dividends and other distributions on the Shares not yet declared on the date hereof shall enure to the benefit of the Purchaser.

Warendorf:Notariaat:07N-C-201661 101472:Transfer:Transfer-TeleCommuni#E0872B.doc

3

COSTS.

Article 7.

The costs relating to the transfer of the Shares, including the costs of this Deed, shall be for the account of the Purchaser.

WAIVER.

Article 8.

The Vendor and the Purchaser hereby waive the right to rescind or avoid or to seek rescission or avoidance of this Deed and the Contract upon which the transfer of the Shares is based.

ACKNOWLEDGEMENT.

The Company hereby acknowledges the transfer of the Shares as recorded in this Deed and the Company shall ensure that the transfer of the Shares and the acknowledgement of this transfer shall forthwith be entered in the register of shareholders.

POWERS OF ATTORNEY. ATTACHMENTS.

The originals or copies of the powers of attorney given to the said individuals and the document as mentioned in Article 5 will be attached to this Deed.

I, civil law notary, stated and explained the substance of this Deed and pointed out the consequences of the contents of this Deed to the said individuals, who are known to me, civil law notary. The said individuals then declared that they had noted the contents of this Deed and that they agreed therewith.

Subsequently, this Deed, which was executed in Amsterdam, was, immediately after it had been read aloud in part, signed by the said individuals and by me, civil law notary, on the date first above written.

w.s. the said individuals and the civil law notary.

ISSUED FOR CERTIFIED COPY

Mr K. STELLING * NOTARIS TE AMSTERDAM *

Warendorf:Notariaat:07N-C-201661 101472:Transfer:Transfer-TeleCommuni#E0872B.doc

SCHEDULE E

Notarial Deed of Transfer (Iberian)

SCHEDULE E

7R4060365

10/2006

NÚMERO CUATROCIENTOS CINCUENTA Y OCHO.—

COMPRAVENTA DE ACCIONES a favor de **"TELECOMMUNICATION SYSTEMS LTD"**.

SHARES SALE AND PARCHASE in favour of **"TELECOMMUNICATION SYSTEMS LTD"**.

En la **Villa de MADRID**, mi residencia, a 26 de enero de 2007.

In Madrid, mi domicile on January 26, 2007.

Ante mí, **ANTONIO DE LA ESPERANZA RODRIGUEZ**, Notario del Ilustre Colegio de Madrid.

Before me, **ANTONIO DE LA ESPERANZA RODRIGUEZ,** Notary of the Madrid Notary Association.

= COMPARECENCIA =

= APPEAR =

De una parte:

On the one part

Don Francisco Gil Durán, mayor de edad, casado, Abogado, con domicilio profesional en Madrid (Spain), Paseo de la Castellana número 216, y con Documento Nacional de Identidad número 5.405.248-H.

Mr. Francisco Gil Durán, of legal age, married, Lawyer, with professional domicile in Madrid (España), Paseo de la Castellana number 216 and holder of Spanish Identity Card number 5.405.248-H.

Y de otra:

And on another part

Don Ignacio Blanco Pérez, mayor de edad, soltero, Abogado, con domicilio profesional en Madrid, Paseo de la Castellana número 216, y con D.N.I.: 13.160.982-Z.

Mr. Ignacio Blanco Pérez, of legal age, single, Lawyer, with professional domicile in Madrid (España), Paseo de la Castellana number 216 and holder of Spanish Identity Card number 13.160.982-Z

Los identifico por sus respectivos Documentos Nacional de Identidad.

I identify them by their respective Spanish Identity Cards.

= INTERVIENEN =

= ACTING =

1.- El primero, en nombre y representación, como **apoderado**, de la compañía mercantil denominada **"TELECOMMUNICATION SYSTEMS HOLDINGS LIMITED"**, (en lo sucesivo, "**el Vendedor**"), sociedad constituida de conformidad con las Leyes de Inglaterra y Gales, con domicilio en Millennium Bridge

1.- The first, in the name and on behalf, as **attorney**, of the mercantile company known as **"TELECOMMUNICATION SYSTEMS HOLDING LIMITED"** (hereinafter, "**the Seller**"), a company incorporated and existing under the laws of the United Kingdom, with registered offices in

House, 2 Lambeth Hill, Londres EC4V 4AJ (Inglaterra), inscrita en el Registro de Sociedades de Inglaterra y Gales con el número de registro 4299020.

Hace uso para este acto del poder, que asegura vigente, conferido a su favor en escritura autorizada el día 18 de enero de 2007, por el Notario Público de Annapolis (Maryland), Dª. Joanne G. Valencia.

El poder está debidamente apostillado según la Convención de la Haya, el día 18 de enero de 2007 y está acompañado de un Certificado expedido por el Notario autorizante del poder de referencia que acredita la existencia de la sociedad poderdante, la capacidad de la persona que la representa para otorgar el referido poder y el cumplimiento de los requisitos legales para el otorgamiento de documentos públicos.

Tengo a la vista copia auténtica del referido poder, redactado en idioma inglés, que conozco, y a tenor de la misma, juzgo yo, el Notario, suficiente que el representante tiene las facultades necesarias para esta compraventa de acciones.

Del original de dicho poder, y de su apostilla, libro yo, el Notario, fotocopia fiel y exacta, que dejo unida a esta matriz.

Me asegura la vigencia del poder conferido en su favor y la persistencia de la capacidad jurídica de la entidad que representa.

Millennium Bridge House, 2 Lambeth Hill, London EC4V 4AJ (England), recorded in the Company Register of England and Wales under number 4299020.

He acts by means of the power of attorney, which he declares to be in force, granted in his favour by public deed granted on January 18, 2007, before the Public Notary of Annapolis (Maryland), Ms. Joanne G. Valencia.

The power is duly affixed with the Apostille of the Hague Convention on January 18, 2007 and is attached to a Certificate issued by the Notary who legalised the mentioned power, which confirms the existence of the grantor company, the faculties of its representative and the fulfilment of the legal requirements for granting public documents.

I have before me an authentic copy of the referred power of attorney, drafted in the English language, which I understand, and in accordance with its terms, I, the Notary, consider that the legal representative has the necessary powers of attorney for the this sale and purchase of shares.

I, the Notary, photocopy the original version of the power and the Apostille which I attach to the original document.

The appearer declares the validity of the power of attorney granted in his favour and the capacity of the entity represented thereby.

7R4060366

10/2006

2.- Y el último, en nombre y representación, como **apoderado**, de la compañía mercantil denominada **"TELECOMMUNICATION SYSTEMS LIMITED"**, (en lo sucesivo, "**el Comprador**"), sociedad de nacionalidad británica, con domicilio en Dyers Buildings, Holborn, Londres EC1N 2JT (Inglaterra), inscrita en el Registro de Sociedades con el número de registro 03968661.

Hace uso para este acto del poder, que asegura vigente, conferido a su favor en escritura autorizada el día 18 de enero de 2007, por el Notario Público de Annapolis (Maryland), Dª. Joanne G. Valencia.

El poder está debidamente apostillado según la Convención de la Haya, el día 18 de enero de 2007 y está acompañado de un Certificado expedido por el Notario autorizante del poder de referencia que acredita la existencia de la sociedad poderdante, la capacidad de la persona que la representa para otorgar el referido poder y el cumplimiento de los requisitos legales ingleses en la autorización del mismo.

Tengo a la vista copia auténtica del referido poder, redactado en idioma inglés, que conozco, y a tenor de la misma, juzgo yo, el Notario, suficiente la representación alegada para esta compraventa de acciones.

Del original de dicho poder, y de su apostilla, libro yo, el Notario, fotocopia fiel y exacta, que dejo unida a esta matriz.

2.- And on the last part, in the name and on behalf, as **attorney**, of the mercantile company known as **"TELECOMMUNICATION SYSTEMS LIMITED"** (hereinafter, "**the Purchaser**"), a British company, with domicile at Dyers Buildings, Holborn, London EC1N 2JT (England), recorded in the Company Register of England and Wales under number 03968661.

He acts by means of the power of attorney, which he declares to be in force, granted in his favour by public deed granted on January 18, 2007, before the Public Notary of Annapolis (Maryland), Ms. Joanne G. Valencia.

The power is duly affixed with the Apostille of the Hague Convention on January 18, 2007 and is attached to a Certification issued by the Notary who legalised the mentioned power, which confirms the existence of the grantor company, the faculties of its representative and the fulfilment of the legal requirements for granting public documents.

I have before me an authentic copy of the referred power of attorney, drafted in the English language, which I understand, and in accordance with its terms, I, the Notary, consider that the legal representative has the necessary powers of attorney for the this sale and purchase of shares.

I, the Notary, photocopy the original version of the power and the Apostille which I attach to the original document.

Me asegura la vigencia del poder conferido en su favor y la persistencia de la capacidad jurídica de la entidad que representa.

Tienen, a mi juicio, capacidad para esta escritura de **COMPRAVENTA DE ACCIONES**.

The appearer declares the validity of the power of attorney granted in his favour and the capacity of the entity represented thereby.

In my opinion, they have the necessary legal faculties to grant this **SHARES SALE AND PURCHASE** public deed.

= EXPOSICION =

I.- El Vendedor es dueño, en pleno dominio, de **1.000** acciones, números **1** al **1.000**, ambos inclusive, de 60,10121 euros de valor nominal cada una, desembolsadas en un 25%, de la sociedad española **"TELECOMMUNICATION SYSTEMS IBERIAN, S.A.", Sociedad Unipersonal**, (en adelante las "**Acciones**"), con C.I.F. A-81968760, española, de duración indefinida, domiciliada en Madrid, Paseo de la Castellana número 161, constituida inicialmente con la denominación IFX FINANZAS ESPAÑA, S.A. mediante escritura otorgada ante el Notario de Madrid Don Juan Luis Figuerola Cerdán, el día 6 de Marzo de 1.998, con el número 741 de su protocolo; inscrita en el Registro Mercantil de Madrid, Tomo 12.961, folio 119, Sección 8ª, hoja número **M-208.825**, inscripción 18ª (en adelante, la "**Sociedad**").

Título.- El de compra a "AETHER GROUP (HOLDINGS) LIMITED" mediante escritura otorgada ante el Notario de Madrid, D. Antonio de la Esperanza Rodríguez, el día 26 de Octubre de 2.004, con el número 4.585 de su protocolo.

Características.- Las acciones son nominativas, de 60,10121 euros de valor nominal cada una, están desembolsadas en un 25 % y libres de cargas y gravámenes,

= RECITALS =

I.- The Seller owns **1,000** registered shares, numbered from **1** to **1,000**inclusive, each with a face value of 60.10121 euros, 25% paid up, in the Spanish company **"TELECOMMUNICATION SYSTEMS IBERIAN, S.A.", sole shareholder company**, (hereinafter the "**Shares**"), with registered offices in Paseo de la Castellana 161, 28046 Madrid (Spain), with Fiscal Identification Code A-81968760, incorporated under the name of IFX Finanzas España, S.A. by means of a public deed granted on 6 March 1998 in the presence of the Notary Public of Madrid Mr. Juan Luis Figuerola Cerdán, and duly recorded in the Commercial Registry of Madrid, Volume 12.961, folio 119, Section 8, page nº **M-208.825**, entry 18 (hereinafter, the "**Company**").

Title.- Acquisition from "AETHER GROUP (HOLDINGS) LIMITED" by means of public deed granted before Public Notary of Madrid, Mr. Antonio de la Esperanza Rodríguez, on October 26, 2004, under number 4,585 of his official record.

Characteristics.- The shares are nominative, each with a face value of 60.10121 euros, 25% paid up and free from any liens and encumbrances as the

7R4060367

10/2006

según manifiesta la parte transmitente.

II.- El Vendedor (entre otras sociedades del grupo al que ambas, el Comprador y el Vendedor, pertenecen) suscribirá un contrato de compraventa con Stock Group Information Systems Inc, Stock Group Systems Limited y Stock Group Media Inc como paso previo para el cual las Acciones tienen que ser transmitidas al Comprador (en adelante, el "**Contrato de Compraventa**") para lo que se otorga la presente escritura de compraventa de acciones.

III.- Dado que la Sociedad es unipersonal, cualquier formalidad de naturaleza estatutaria requerida para la transmisión de las acciones no es aplicable a la transmisión contenida en la presente.

IV.- Las partes tienen convenida la venta de las Acciones y la llevan a efecto de acuerdo con las siguientes Disposiciones.

= DISPOSICIONES =

PRIMERA.- COMPRAVENTA.

El Vendedor **vende y transmite** al Comprador, **que compra y adquiere**, las Acciones referidas en el Expositivo I anterior, libres de cargas, gravámenes, restricciones, limitaciones o derechos de terceros, junto con sus derechos inherentes.

El Vendedor hace constar que no se han emitido los títulos representativos de las acciones, por lo cual no se hace entrega física de los mismos en este acto, con la conformidad expresa del Comprador, otorgando las partes a este acto la consideración jurídica de entrega de la cosa transferor party declares.

II.- The Seller (among other companies of the group to which both the Seller and the Purchaser belong) will enter into a sale and purchase agreement with StockGroup Information Systems Inc., StockGroup Systems Ltd. and StockGroup Media Inc. as a pre requisite for the transfer of Shares to the Purchaser (hereinafter the "**Sale and Purchase Agreement**"), reason for which this deed of sale and purchase of shares is granted.

III.- Given that the Company is a sole shareholder company any possible statutory formalities required for the transfer of the Shares are not applicable to the transfer regulated hereby.

IV.- The parties have agreed upon the sale of the Shares and carry out the transaction in accordance with the following

= CLAUSES =

FIRST.- SALE AND PURCHASE

The Seller **sells and transfers** to the Purchaser, **who purchases and acquires**, the Shares referred to in Recital I above, free from liens and encumbrances, restrictions, limitations or third party rights, together with the rights inherent therein.

The Seller declares that the titles representing the Shares have not been issued, and consequently are not physically handed over in this act, with the express agreement of the Purchaser. Thus, the parties consider the execution hereof as formal delivery of the Shares.

vendida.

En todo lo no expresamente regulado por el presente documento resultará de aplicación lo dispuesto en el Contrato de Compraventa, documento que las partes conocen y ratifican en todos sus términos.

For all matters not expressly regulated in this document, the provisions of the Sale and Purchase Agreement, all of whose terms are known to and ratified by the parties, shall be applicable.

<u>SEGUNDA</u>.- PRECIO.

<u>SECOND</u>.- PRICE

El precio de esta compraventa es de **MIL DÓLARES USA (1.000 $)**, cantidad que el Comprador abonará al Vendedor de acuerdo con las estipulaciones del Contrato de Compraventa.

The price of this sale and purchase is **ONE THOUSAND US DOLARS (1,000 $)**, amount which the Purchaser will pay to the Seller in accordance with the provisions of the Sale and Purchase Agreement.

<u>TERCERA</u>.- IMPUESTOS.

<u>THIRD</u>.- TAXES

El Vendedor hace constar que la compraventa que se formaliza por la presente escritura no está incluida en ninguno de los dos supuestos que constituyen excepciones al régimen de la exención contemplada en el artículo 108 de la Ley del Mercado de Valores.

The Seller declares that the sale and purchase transaction formalised by means of this deed does not coincide with either of the two cases which constitute exceptions to the exemptions contemplated in article 108 of the Securities Market Act.

<u>CUARTA</u>.- NOTIFICACIONES.

<u>FOURTH</u>.- NOTICES

4.1 Todas las notificaciones y comunicaciones entre las Partes relacionadas con el presente Contrato se realizarán por escrito y, salvo estipulación en contrario, serán enviadas por correo certificado con acuse de recibo o por burofax. Serán válidas y surtirán efectos las notificaciones y comunicaciones realizadas por correo desde el momento fijado en el acuse de recibo.

4.1 All notices and communications between the Parties relating to this Agreement shall be made in writing and, unless otherwise stipulated, shall be sent by registered mail with notice of receipt or by bureaufax. Notices and communications made by mail shall be valid and effective from the moment indicated on the notice of receipt.

4.2 A estos efectos, las partes designan las direcciones que se indican en esta escritura.

4.2 For purposes of notices and communications, the parties designate the addresses indicated in this document.

4.3 Si alguna de las Partes cambia el domicilio anteriormente designado, deberá

4.3 In the event any of the Parties changes the designated address, such

7R4060368

10/2006

notificarlo a la otra parte por escrito, en la forma indicada en la presente estipulación.

change shall be notified to the other party in writing, in the manner indicated in this clause.

<u>QUINTA</u>.- GASTOS.

Cada parte pagará los gastos en los que ella incurra con respecto a esta operación en todo su conjunto. Los honorarios notariales correspondientes al otorgamiento de esta escritura serán satisfechos por las partes.

<u>FIFTH</u>.- EXPENSES

Each party shall pay all the expenses in which it incurs with respect to this transaction. Notary fees for the granting of the deed shall be shared by the parties.

<u>SEXTA</u>.- <u>LEY APLICABLE</u>.

Las partes, se someten a la jurisdicción exclusiva de los juzgados y tribunales de la provincia de British Columbia, con exclusión de cualquier otro foro que pudiera corresponderles, para cualquier cuestión relativa o derivada de la interpretación y ejecución de lo estipulado en la presente escritura de compraventa.

<u>SIXTH</u>.- JURISDICTION

The parties submit to the exclusive jurisdiction of the Judges and Tribunals of the city of the Province of British Columbia, waiving any other jurisdiction to which they may be entitled, for any matter relating to or resulting from the interpretation or execution of the clauses of this deed of sale.

<u>SEPTIMA</u>.- COMUNICACIÓN DE LA DESINVERSION EXTRANJERA.

Las Partes registrarán ante el Ministerio de Economía el correspondiente formulario D1B y D1A, respectivamente, comunicando la desinversión extranjera y la inversión que tiene lugar en la Sociedad como consecuencia de la firma del presente documento, en el plazo de 30 días naturales desde su firma.—

<u>SEVENTH</u>.- COMMUNICATION OF FOREIGN INVESTMENTS

The Parties will file with the Spanish Ministry of Economy the corresponding D1A and D1B forms, respectively, communicating the foreign de-investment and investment taking place in the Company as a consequence of the execution hereof, within 30 calendar days from the date of execution hereof.

<u>= OTORGAMIENTO =</u>

Leída esta escritura, de conformidad con lo prevenido en el artículo 193 del Reglamento Notarial, los señores comparecientes —a quienes hice las reservas y advertencias legales y fiscales y de la legislación de Protección de Datos de carácter personal—, la aceptan y firman.

<u>= GRANTING =</u>

Once this public deed has been read, in accordance with article 193 of Notarial Regulation, the appearers – whom I have advised with respect to reserves, legal disclaimers and legislation on personal Data Protection – accept and sign the deed.

7R4060369

10/2006

POWER OF ATTORNEY

In Annapolis, Maryland on the 18th day of January of 2007.

BEFORE ME, Joanne G. Valencia, Notary Public of Annapolis, Maryland, residing in the said city and duly empowered in accordance with the Laws of the United States of America to attest documents and public instruments which are going to take effect in foreign countries,

APPEARS

Mr. Thomas M. Brandt, Jr., of legal age, of United States citizenship, married, holding passport number 200644327, in force, with professional domicile at 275 West Street, Annapolis, Maryland 21401, U.S.A.

ACTS

In the name and on behalf of TELECOMMUNICATION SYSTEMS LTD (the "**Grantor**"), a company incorporated and in existence in accordance with the Laws of England and Wales, with registered offices at 6 Dyers Buildings, Holborn, London EC1N 2JT, and registered at the Companies Registry under number 03968661, acting in his capacity as Director of the Grantor.

He has, in my judgment, the necessary legal capacity to execute this document and for this purpose,

GRANTS

In the name and on behalf of the Grantor, he grants a Power of Attorney as broad and sufficient as required by Law in favor of

- MR. FRANCISCO GIL DURÁN, of legal age, of Spanish Citizenship, married, lawyer, with professional domicile at Paseo de la Castellana 216, Madrid, Spain and with National Identity Card number 5.405.248-H, in force;
- MR. IGNACIO BLANCO PÉREZ, of legal age, of Spanish Citizenship, married, lawyer, with professional domicile at Paseo de la Castellana 216, Madrid, Spain and with National Identity Card number 13.160.982-Z, in force.
- MR. SERGIO ANTÓN SANZ, of legal age, of Spanish nationality, single, lawyer, with professional domicile at Paseo de la Castellana 216, Madrid, Spain and with National Identity Card number 16.810.810-H, in force;

1

- MR. RAFAEL ARRIBAS VELASCO of legal age, of Spanish nationality, single, lawyer, with professional domicile at Paseo de la Castellana 216, Madrid, Spain and with National Identity Card number 5.321.275-H, in force;

- MS. ALEJANDRA HUIDOBRO ANDUEZA, of legal age, of Spanish Citizenship, married, lawyer, with professional domicile at Paseo de la Castellana 216, Madrid, Spain and with National Identity Card number 51.087.071-T, in force.

(the **"Attorneys"** or, individually, the **"Attorney"**) so that, on behalf of the Grantor, any one of them, jointly and severally, with their sole signature, and with the power to make total or partial substitutions, may exercise the following faculties being expressly authorized to have or represent interests which are equal or contrary to those of the Grantor and/or the company, including the faculty of self-contracting:

1. To formalize the purchase of the shares of the Spanish company TELECOMMUNICATION SYSTEMS IBERIAN, S.A. (Sole Shareholder Company), with Tax Code A-81968760 (the **"Company"**), representing 100% of the share capital of such company, for the price and under the terms and conditions deemed convenient and, to such effect, to appear in the name and on behalf of the Grantor before a Spanish Notary of his/her choice, to execute the contracts and public or private documents necessary for the effectiveness and formalization of the sale.

2. To represent the Grantor before the competent Spanish authorities and/or official bodies, to prepare and sign the necessary foreign investments declarations on behalf of the Grantor.

3. To declare and formalize the change of sole shareholder of the Company.

4. Appear before the Spanish tax authorities in order to request, on behalf of the Grantor, its Tax Identification Number, in accordance with article 1 of Royal Decree 338/1990, of March 9.

5. To carry out, whatever related or complementary acts may be necessary for the fullest execution of the mandate received, and to sign whatever public or private documents may be necessary or appropriate to exercise the powers contained in this document, including, if necessary, deeds of correction of possible errors.

THUS the appearer states and ratifies in the capacity in which he/she acts, and after reading this Power of Attorney, he/she signs this document with me, the attesting Notary, as to all of which I certify.

2

7R4060370

10/2006

The State of Maryland

Office of the Secretary of State

Apostille

(Convention de La Haye du 5 Octobre 1961)

1. Country: United States of America
   This public document
2. has been signed by **Robert P. Duckworth**
3. acting in the capacity of **Clerk of the Circuit Court for Anne Arundel County**
4. bears the seal/stamp of the **Circuit Court for Anne Arundel County**

Certified

5. at Annapolis, Maryland
6. the **18th day of January, 2007**
7. by The Secretary of State of Maryland
8. Seal
9. Signature

Interim Secretary of State

No. 190636

7R4060371

10/2006

SIGNATURE of the APPEARER

Thomas M. Brandt, Jr.

ATTESTATION OF THE NOTARY PUBLIC

I, the Notary Public, hereby certify and attest as follows:

1. That TELECOMMUNICATION SYSTEMS LTD is a company incorporated and in existence in accordance with the Laws of England and Wales, with registered offices at 6 Dyers Buildings, Holborn, London EC1N 2JT, and registered at the Companies Registry under number 03968661.

2. That Mr. Thomas M. Brandt, Jr., whose personal particulars I know from his statements and from his personal documentation in force which he shows to me, and who signed this Power of Attorney in my presence, in the capacity in which he acts is duly authorized and has the necessary legal capacity to execute this instrument in the name and on behalf of the Grantor.

3. That in the execution of this Public Instrument, all the formalities and solemnities required by the Laws in force of the United States of America, the place of execution of this public instrument, regarding this class of document, have been complied with.

SIGNATURE of the NOTARY PUBLIC

Joanne G. Valencia
Notary Public

SEAL of the NOTARY PUBLIC

JOANNE G. VALENCIA NOTARY PUBLIC ANNE A...

APOSTILLE (the Hague Convention of October 5, 1961)

3

The State of Maryland

Office of the Secretary of State

Apostille

(Convention de La Haye du 5 Octobre 1961)

1. Country: United States of America
   This public document
2. has been signed by **Robert P. Duckworth**
3. acting in the capacity of **Clerk of the Circuit Court for Anne Arundel County**
4. bears the seal/stamp of the **Circuit Court for Anne Arundel County**

Certified

5. at Annapolis, Maryland
6. the **18th day of January, 2007**
7. by The Secretary of State of Maryland
8. Seal

9. Signature

Interim Secretary of State

No. 190635

[redacted]

7R4060373

10/2006

58036

State of Maryland, Anne Arundel County, Sct.

I, **ROBERT P. DUCKWORTH,** Clerk of the Circuit Court for Anne Arundel County, Maryland, a court of record, do hereby certify that **Joanne G. Valencia** was a commissioned/appointed and qualified Notary Public commencing on the 21st day of April, 2004.

In Testimony Whereof, I have hereunto set my hand and affixed the seal of the court this 18th day of January, 2007.

Robert P Duckworth

Robert P. Duckworth, Clerk
Circuit Court for Anne Arundel County, Maryland

APOSTILLE (the Hague Convention of October 5, 1961)

3

SCHEDULE F

SUBLEASE

          THIS SUBLEASE is made and entered into this 31st day of January, 2007, by and between TeleCommunication Systems, Inc. ("Landlord"), and Stockgroup Information Systems Inc., a Colorado corporation ("Tenant").

1. BASIC LEASE PROVISIONS AND DEFINITIONS. As used herein, the following terms shall have the meanings hereafter ascribed to them:

A. Sub-leased Premises:	The 678 square feet shown in Exhibit A attached hereto as the Mobile Finance space, being a portion of the property commonly known as
11460 Cronridge Road,
Owings Mills, MD

B. Tenant's Address	500-750 West Pender St.
Vancouver, British Columbia
V6C 2T7

C. Landlord's Address (for notices):	275 West Street,
Annapolis, MD 21401
Attn: Thomas Brandt, CFO

D. Prime Landlord:	Owings Mills, LLC , a Maryland limited liability company

E. Prime Landlord's Address:	c/o Berwind Property Group, Inc.
770 Township Line Road
Suite 150
Yardley, PA 19067

F. Identification of Prime Lease	Industrial/Flex Lease Agreement between Prime Landlord and Landlord with a Commencement Date of February 1, 2005.

G. Sublease Term:	From the date hereof,
Expiring March 31, 2008

H. Commencement Date:	The date hereof

I. Expiration Date:	March 31, 2008

J. Initial Base Rent:	$24,000 per annum
$2,000 per month

K. Base Annual Rent Adjustment:	No scheduled increases; See Section 7 for other potential adjustments.

L. Payee of Rent:	The Landlord

M. Address for Payment of Rent:	The Landlord’s Address

N. Sublease Share:	3%

O. Security Deposit:	N/A

P. Tenant's Use:	General office use and warehouse space data center, and for no other purpose.

2. PRIME LEASE. Landlord is the tenant under the Prime Lease identified in Section 1(F) (the "Prime Lease") with the Prime Landlord identified in Section 1(D). Landlord represents and warrants to Tenant that (a) Landlord has delivered to Tenant a full and complete copy of the Prime Lease and all other agreements between Prime Landlord and Landlord relating to the leasing, use or occupancy of the Premises, (b) the Prime Lease is, as of the date hereof, in full force and effect, and (c) no event of default has occurred under the Prime Lease and, to Landlord's knowledge, no event has occurred and is continuing which would constitute an event of default but for the requirement of the giving of notice and/or the expiration of the period of time to cure.

3. SUBLEASE. Landlord, for and in consideration of the rents herein reserved and of the covenants and agreements herein contained on the part of the Tenant to be performed, hereby subleases to the Tenant, and the Tenant accepts from the Landlord, the Sub-leased Premises described in Section 1(A) situated on and a part of the property leased under and described in the Prime Lease (the "Leased Property"). Landlord further agrees to provide to Tenant the Basic Services set forth in Exhibit B attached hereto and made a part hereof.

4. TERM. Subject to Section 5, the Sublease Term shall commence on the Commencement Date and expire on the date Expiration Date, unless sooner terminated as otherwise provided elsewhere in this Sublease. Notwithstanding the foregoing, Tenant shall be entitled to terminate the Sublease prior to the Expiration Date upon ninety (90) days advance written notice to Landlord.

5. POSSESSION. Landlord agrees to deliver possession of the Sub-leased Premises on or before the Commencement Date in its condition as of the execution and delivery hereof; that is to say, AS IS.

6. TENANT'S USE. The Sub-leased Premises shall be used and occupied only for the Tenant's Use set forth in Section I(P). Tenant shall have the right to the reasonable use of, on a non exclusive basis with other tenants, the conference room(s) and other common areas shown on Exhibit A. The reasonable use of the common areas is subject to all pertinent provisions of this Sublease regarding use of the Sub-leased Premises and Tenant shall not be permitted to use the same in a manner that would hinder reasonable use by other tenants. In the event Landlord in its discretion determines that Tenant is using any of the common areas to an extent greater than the Sublease Share, Landlord reserves the right to charge Tenant additional rent for its additional use of said common areas.

7. RENT. Beginning on the Commencement Date, Tenant agrees to pay the Base Rent set forth in Section 1(J) to the Payee specified in Section 1(L), at the address specified in Section 1(M), or to such other payee or at such other address as may be designated by notice in writing from Landlord to Tenant, without prior demand therefor and without any deduction whatsoever. Base Rent shall be paid in equal monthly installments in advance on the first day of each month of the Term, except that the first installment of Base Rent shall be paid by Tenant to Landlord upon execution of this Sublease by Tenant. Base Rent shall be pro-rated for partial months at the beginning and end of the Term. The Base Rent is not scheduled to be adjusted under the Prime Lease; in the event the Landlord subleases unused portions of the premises during the Term such that shared expenses and any other costs can be re-allocated among all sub-lessees, then the Base Rent shall be adjusted to reflect such savings or cost avoidance. All charges, costs and sums required to be paid by Tenant to Landlord under this Sublease in addition to Base Rent shall be deemed "Additional Rent", and Base Rent and Additional Rent shall hereinafter collectively be referred to as "Rent". Tenant's covenant to pay Rent shall be independent of every other covenant in this Lease. If Rent is not paid when due, Tenant shall pay, relative to the delinquent payment, an amount equal to the sum which would be payable by Landlord to Prime Landlord for an equivalent default under the Prime Lease.

8. ADDITIONAL RENT.

     A. If and to the extent that Landlord is obligated to pay additional rent under the Prime Lease, whether such additional rent is to reimburse Prime Landlord for taxes, operating expenses, common area maintenance charges or other expenses incurred by the Prime Landlord in connection with the Leased Property, Tenant shall pay to Landlord, the percentage of such additional rent (to the extent such additional rent is attributable to events occurring during the term of this Sublease) which is set forth in Section 1(N) as the Sublease Share. Such payment shall be due from Tenant to Landlord no fewer than five (5) days prior to the date upon which Landlord's payment of such additional rent is due to the Prime Landlord, provided that Tenant shall have been billed therefor at least ten (10) days prior to such due date (which bill shall be accompanied by a copy of Prime Landlord's bill and other material furnished to Landlord in connection therewith).

     B. The Sublease Share provided for in Section 1(N) is calculated by dividing the rentable area of the Sub-leased Premises by the rentable area of the Leased Property leased by Prime Landlord to Landlord pursuant to the Prime Lease. In the event the rentable area of the Sub-leased Premises or the area of the premises leased pursuant to the Prime Lease shall be changed during the Term, then the Sublease Share shall be recalculated.

     C. The Basic Services shall be billed by Landlord and paid monthly as additional rent, along with regular monthly installments of Base Rent as provided in section 7 above. Landlord shall not be liable to Tenant due to any failure to provide, or the inadequacy of , utilities or any other Basic Services if beyond the reasonable control of Landlord.

9. TENANT'S OBLIGATIONS. Tenant shall be responsible for, and shall pay the following:

     A. Tenant shall pay the Electric Share provided for in Section 1(N) of all utility consumption costs, including without limitation, electric and other charges incurred in connection with lighting, and providing electrical power to the Sub-leased Premises. Tenant shall hold Landlord harmless from all costs or expenses Landlord may incur from Tenant's failure to pay utility bills or to perform any of its obligations with respect to the purchase of utilities.

     B. All maintenance, repairs and replacements as to the Sub-leased Premises and its equipment, to the extent Landlord is obligated to perform the same under the Prime Lease.

10. QUIET ENJOYMENT. Landlord represents that it has full power and authority to enter into this Sublease, subject to the Prime Lease. So long as Tenant is not in default in the performance of its covenants and agreements in this Sublease, Tenant's quiet and peaceable enjoyment of the Sub leased Premises shall not be disturbed or interfered with by Landlord, or by any person claiming by, through, or under Landlord.

11. TENANT'S INSURANCE. Tenant shall procure and maintain, at its own cost and expense, insurance insuring its personal property located within the Sub-leased Premises. Tenant shall furnish to Landlord a certificate of Tenant's insurance required hereunder not later than ten (10) days prior to Tenant's taking possession of the Sub-leased Premises. Each party hereby waives claims against the other for property damage provided such waiver shall not invalidate the waiving party's property insurance; each party shall attempt to obtain from its insurance carrier a waiver of its right of subrogation. Tenant hereby waives claims against Prime Landlord and Landlord for property damage to the Sub-leased Premises or its contents if and to the extent that Landlord waives such claims against Prime Landlord under the Prime Lease. Tenant agrees to obtain, for the benefit of Prime Landlord and Landlord, such waivers of subrogation rights from its insurer as are required of Landlord under the Prime Lease. Landlord agrees to use reasonable efforts in good faith to obtain from Prime Landlord a waiver of claims for insurable property damage losses and an agreement from Prime Landlord to obtain a waiver of subrogation rights in Prime Landlord's property insurance, if and to the extent that Prime Landlord waives such claims against Landlord under the Prime Lease or is required under the Prime Lease to obtain such waiver of subrogation rights.

12. ASSIGNMENT OR SUBLETTING.

     A. Tenant shall not (i) assign, convey or mortgage this Sublease or any interest under it; (ii) allow any transfer thereof or any lien upon Tenant's interest by operation of law; (iii) further sublet the Sub-leased Premises or any part thereof; or (iv) permit the occupancy of the Sub-leased Premises or any part thereof by anyone other than Tenant. Landlord's consent to an assignment of this Sublease or a further sublease of the Sub-leased Premises shall not be unreasonably withheld, and if Landlord consents thereto, Landlord shall use reasonable efforts to obtain the consent of

Prime Landlord if such consent is required to be obtained under the Prime Lease. Any cost of obtaining Prime Landlord's consent shall be borne by Tenant.

     B. No permitted assignment shall be effective and no permitted sublease shall commence unless and until any default by Tenant hereunder shall have been cured. No permitted assignment or subletting shall relieve Tenant from Tenant's obligations and agreements hereunder and Tenant shall continue to be liable as a principal and not as a guarantor or surety to the same extent as though no assignment or subletting had been made.

13. RULES. Tenant agrees to comply with all rules and regulations that Prime Landlord has made or may hereafter from time to time make for the Leased Property. Landlord shall not be liable in any way for damage caused by the non-observance by any of the other tenants of such similar covenants in their leases or of such rules and regulations.

14. REPAIRS AND COMPLIANCE. Tenant shall promptly pay for the repairs set forth in Section 9(B) hereof and Tenant shall, at Tenant's own expense, comply with all laws and ordinances, and all orders, rules and regulations of all governmental authorities and of all insurance bodies and their fire prevention engineers at any time in force, applicable to the Sub-leased Premises or to Tenant's particular use or manner of use thereof. As used herein, "structure" or "structural" shall mean that portion of any building which is integral to the integrity of the building as an existing enclosed unit and shall, in any event, include footings, foundation, outside walls, skeleton, bearing columns and interior bearing walls, floor slabs, roof and roofing system.

15. FIRE OR CASUALTY OR EMINENT DOMAIN. In the event of a fire or other casualty affecting the Sub-lease Premises, or the Leased Properties, or of a taking of all or a part of the Sub leased Premises or the Leased Properties under the power of eminent domain, Landlord shall not exercise any right which may have the effect of terminating the Prime Lease without first obtaining the prior written consent of Tenant. In the event Landlord is entitled, under the Prime Lease, to a rent abatement as a result of a fire or other casualty or as a result of a taking under the power of eminent domain, then Tenant shall be entitled to the Sublease Share of such rent abatement unless the effect on the Sub-leased Premises of such fire or other casualty or such taking shall be substantially disproportionate to the amount of the abatement, in which event the parties shall equitably adjust the abatement as between themselves, based on the relative impact of the fire or other casualty, or the taking, as the case may be. If the Prime Lease imposes on Landlord the obligation to repair or restore leasehold improvements or alterations, Tenant shall be responsible for repair or restoration of leasehold improvements or alterations it shall have installed in the Sub leased Premises, and Landlord shall be responsible for the repair or restoration of the balance of the leasehold improvements or alterations; Tenant shall make any insurance proceeds resulting from the loss which Landlord is obligated to repair or restore available to Landlord and shall permit Landlord to enter the Sub-leased Premises to perform the same, subject to such conditions as Tenant may reasonably impose.

16. ALTERATIONS. Tenant shall, at Tenant’s sole cost and expense, make any additions, changes, improvement or alterations to the Sub-leased Premises, including structural alterations, which may be required by any governmental authorities, including those required to continue to satisfy any licensure requirements related to the operation of Tenant’s business, whether such changes are required by Tenant’s use, changes in the law, ordinances, or governmental regulations, defects existing as of the date of the Sublease, or any cause whatsoever. Tenant shall provide Landlord with forty-five (45) days prior written notice to Landlord of any changes to the Sub leased Premises pursuant to this section which involves changes to the structural integrity thereof or materially affect the operational capabilities thereof. All such additions, changes, improvements or alterations shall be deemed to be an Alteration under the Prime Lease and shall comply with all law relating to such alterations and with the provisions of Section 8 of the Prime Lease. Tenant shall be responsible for compliance with the requirements of Section 8 (d) of the Prime Lease relating to Removal Alterations (as defined therein), and any cost or expense associated therewith.

17. SURRENDER. Upon the expiration of this Sublease, or upon the termination of the Sublease or of the Tenant's right to possession of the Sub-leased Premises, Tenant will at once surrender and deliver up the Sub-leased Premises, together with all improvements thereon, to Landlord in good condition and repair, reasonable wear and tear excepted; conditions existing because of Tenant's failure to perform maintenance, repairs or replacements as required of Tenant under this Sublease shall not be deemed "reasonable wear and tear". Said improvements shall include all plumbing, lighting, electrical, heating, cooling and ventilating fixtures and equipment used in the operation of the Premises (as distinguished from operations incident to the business of Tenant). Tenant shall surrender to Landlord all keys to the Sub-leased Premises and make known to Landlord the explanation of all combination locks which Tenant is permitted to leave on the Sub-leased Premises. All Alterations in or upon the Sub-leased Premises made by Tenant shall become a part of and shall remain upon the Premises upon such termination without compensation, allowance or credit to Tenant; provided, however, Tenant shall have the right to remove those items deemed Tenant’s goods and effects, as referenced in Section 24 of the Prime Lease, in accordance with the requirements set forth in Sections 8 (d) and 24 of the Prime Lease. If Landlord or Prime Landlord requires removal of any personal property of Tenant and Tenant does not make such removal in accordance with these Sections, Landlord may remove the same (and repair any damage occasion thereby), and dispose thereof, or at its election, deliver the same to any other place of business of Tenant, or warehouse the same. Tenant shall pay the costs of such removal, repair, delivery and warehousing on demand.

18. HOLDING OVER. Tenant shall have no right to occupy the Sub-leased Premises or any portion thereof after the expiration of this Sublease or after termination of this Sublease or of Tenant's right to possession in consequence of an Event of Default hereunder. Should Tenant, without the express written consent of Landlord, continued to hold and occupy the Sub-leased Premises after the expiration or earlier termination the Term or any Extension Term, as the case may be, such holding over beyond the Term and acceptance or collection of Rent by Landlord shall be construed as creating a tenancy from month-to-month and not for any other term whatsoever. During any such holdover period Tenant shall pay to landlord for each month (or portion thereof) Tenant remains in such Sub-leased Premises, in lieu of Base Annual Rent for the Sub-leased Premises, an amount equal to one hundred fifty (150%) percent of the Base Annual Rent (the “Holdover Rate”), and (ii) as applicable, one hundred percent (100%) of the Additional Rent for the Sub-leased Premises, each as in effect on the expiration date. Said month-to-month tenancy may be terminated by Landlord by giving Tenant twenty (20) days written notice, and at any time thereafter Landlord may re-enter and take possession of the Sub-leased Premises.

19. ENCUMBERING TITLE. Tenant shall not do any act which shall in any way encumber the title of Prime Landlord in and to the Sub-leased Premise or the Leased Properties, nor shall the interest or estate of Prime Landlord or Landlord be in any way subject to any claim by way of lien or encumbrance, whether by operation of law by virtue of any express or implied contract by Tenant, or by reason of any other act or omission of Tenant. Any claim to, or lien upon, the Sub leased Premises, the Leased Properties arising from any act or omission of Tenant shall accrue only against the subleasehold estate of Tenant and shall be subject and subordinate to the paramount title and rights of Prime Landlord in and to the Leased Properties and the interest of Landlord in the Sub-leased Premises. Without limiting the generality of the foregoing, Tenant shall not permit the Sub-leased Premises, or the Leased Properties to become subject to any mechanics', laborers' or materialmen's lien on account of labor or material furnished to Tenant or claimed to have been furnished to Tenant in connection with work of any character performed or claimed to have been performed on the Sub-leased Premises by, or at the direction or sufferance of, Tenant, provided, however, that if so permitted under the Prime Lease, Tenant shall have the right to contest in good faith and with reasonable diligence, the validity of any such lien or claimed lien if Tenant shall give to Prime Landlord and Landlord such security as may be deemed satisfactory to them to assure payment thereof and to prevent any sale, foreclosure, or forfeiture of the Sub-leased Premises or the Leased Properties by reason of non-payment thereof, provided further, however, that on final determination of the lien or claim of lien, Tenant shall immediately pay any judgment rendered, with all proper costs and charges, and shall have the lien released and any judgment satisfied.

20. INDEMNITY. Tenant agrees to indemnify Landlord and hold Landlord harmless from all losses, damages, liabilities and expenses which Landlord may incur, or for which Landlord may be liable to Prime Landlord, arising from the acts or omissions of Tenant which are the subject matter of any indemnity or hold harmless of Landlord to Prime Landlord under the Prime Lease.

21. LANDLORD'S RESERVED RIGHTS. Landlord reserves the right, on 48 hours prior notice, to inspect the Sub-leased Premises at any time during the Sublease Term.

22. DEFAULTS. Tenant further agrees that any one or more of the following events shall be considered Events of Default as said term is used herein, that is to say, if:

     A. Tenant shall be adjudged an involuntary bankrupt, or a decree or order approving, as properly filed, a petition or answer filed against Tenant asking reorganization of Tenant under the Federal bankruptcy laws as now or hereafter amended, or under the laws of any State, shall be entered, and any such decree or judgment or order shall not have been vacated or stayed or set aside within sixty (60) days from the date of the entry or granting thereof; or

     B. Tenant shall file, or admit the jurisdiction of the court and the material allegations contained in, any petition in bankruptcy, or any petition pursuant or purporting to be pursuant to the Federal bankruptcy laws now or hereafter amended, or Tenant shall institute any proceedings for relief of Tenant under any bankruptcy or insolvency laws or any laws relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangements, composition or extension; or

     C. Tenant shall make any assignment for the benefit of creditors or shall apply for or consent to the appointment of a receiver for Tenant or any of the property of Tenant; or

     D. Tenant shall admit in writing its inability to pay its debts as they become due; or

     E. The Sub-leased Premises are levied on by any revenue officer or similar officer; or

     F. A decree or order appointing a receiver of the property of Tenant shall be made and such decree or order shall not have been vacated, stayed or set aside within sixty (60) days from the date of entry or granting thereof; or

     G. Tenant shall abandon the Sub-leaed Premises during the Term hereof; or

     H. Tenant shall default in any payment of Rent required to be made by Tenant hereunder when due as herein provided and such default shall continue for five (5) days after notice thereof in writing to Tenant; or

     I. Tenant shall default in securing insurance or in providing evidence of insurance as set forth in Section 11 of this Sublease or shall default with respect to lien claims as set forth in Section 19 of this Sublease and either such default shall continue for five (5) days after notice thereof in writing to Tenant; or

     J. Tenant shall, by its act or omission to act, cause a default under the Prime Lease and such default shall not be cured within the time, if any permitted for such cure under the Prime Lease; or

     K. Tenant shall default in any of the other covenants and agreements herein contained to be kept, observed and performed by Tenant, and such default shall continue for thirty (30) days after notice thereof in writing to Tenant.

     L. Default under any franchise or license pursuant to which Tenant conducts business at the Sub-leased Premises, if in the Landlord’s judgment such default in light of commercially reasonable standards and industry practice would have a material adverse affect on the Sub-leased Premises, which default is not cured within thirty (30) days after notice thereof in writing to Tenant.

23. REMEDIES. Upon the occurrence of any one or more Events of Default, Landlord may exercise any remedy against Tenant which Prime Landlord may exercise for default by Landlord under the Prime Lease.

24. SECURITY DEPOSIT. INTENTIONALLY OMITTED.

25. NOTICES AND CONSENTS. All notices, demands, requests, consents or approvals which may or are required to be given by either party to the other shall be in writing and shall be deemed given when received or refused if sent by United States registered or certified mail, postage prepaid, return receipt requested or if sent by overnight commercial courier service (a) if to Tenant, addressed to Tenant at the address specified in Section 1(B) or at such other place as Tenant may from time to time designate by notice in writing to Landlord or (b) if for Landlord, addressed to Landlord at the address specified in Section 1(C) or at such other place as Landlord may from time to time designate by notice in writing to Tenant. Each party agrees promptly to deliver a copy of each notice, demand, request, consent or approval from such party to Prime Landlord and promptly to deliver to the other party a copy of any notice, demand, request, consent or approval received from Prime Landlord. Such copies shall be delivered by overnight commercial courier.

26. PROVISIONS REGARDING SUBLEASE. This Sublease and all the rights of parties hereunder are subject and subordinate to the Prime Lease. Each party agrees that it will not, by its act or omission to act, cause a default under the Prime Lease. In furtherance of the foregoing, the parties hereby confirm, each to the other, that it is not practical in this Sublease agreement to enumerate all of the rights and obligations of the various parties under the Prime Lease and specifically to allocate those rights and obligations in this Sublease agreement. Accordingly, in order to afford to Tenant the benefits of this Sublease and of those provisions of the Prime Lease which by their nature are intended to benefit the party in possession of the Sub-leased Premises, and in order to protect Landlord against a default by Tenant which might cause a default or event of default by Landlord under the Prime Lease:

     A. Provided Tenant shall timely pay all Rent when and as due under this Sublease, Landlord shall pay, when and as due, all base rent, additional rent and other charges payable by Landlord to Prime Landlord under the Prime Lease;

     B. Except as otherwise expressly provided herein, Landlord shall perform its covenants and obligations under the Prime Lease which do not require for their performance possession of the Sub-leased Premises and which are not otherwise to be performed hereunder by Tenant on behalf of Landlord. For example, Landlord shall at all times keep in full force and effect all insurance required of Landlord as tenant under the Prime Lease.

     C. Except as otherwise expressly provided herein, Tenant shall perform all affirmative covenants and shall refrain from performing any act which is prohibited by the negative covenants of the Prime Lease, where the obligation to perform or refrain from performing is by its nature imposed upon the party in possession of the Sub-leased Premises. If practicable, Tenant shall perform affirmative covenants which are also covenants of Landlord under the Prime Lease at least five (5) days prior to the date when Landlord's performance is required under the Prime Lease. Landlord shall have the right to enter the Sub-leased Premises to cure any default by Tenant under this Section.

     D. Landlord shall not agree to an amendment to the Prime Lease which might have an adverse effect on Tenant's occupancy of the Sub-leased Premises or its use of the Sub-leased Premises for their intended purpose, unless Landlord shall first obtain Tenant's prior written approval thereof.

     E. Landlord hereby grants to Tenant the right to receive all of the services and benefits with respect to the Sub-leased Premises which are to be provided by Prime Landlord under the Prime Lease. Landlord shall have no duty to perform any obligations of Prime Landlord which are, by their nature, the obligation of an owner or manager of real property. For example, Landlord shall not be required to provide the services or repairs which the Prime Landlord is required to provide under the Prime Lease. Landlord shall have no responsibility for or be liable to Tenant for any default, failure or delay on the part of Prime Landlord in the performance or observance by Prime Landlord of any of its obligations under the Prime Lease, nor shall such default by Prime Landlord affect this Sublease or waive or defer the performance of any of Tenant's obligations hereunder except to the extent that such default by Prime Landlord excuses performance by Landlord, under the Prime Lease. Notwithstanding the foregoing, the parties contemplate that Prime Landlord shall, in fact, perform its obligations under the Prime Lease and in the event of any default or failure of such performance by Prime Landlord, Landlord agrees that it will, upon notice from Tenant, make demand upon Prime Landlord to perform its obligations under the Prime Lease and, provided that Tenant specifically agrees to pay all costs and expenses of Landlord and provides Landlord with security reasonably satisfactory to Landlord to pay such costs and expenses, Landlord will take appropriate legal action to enforce the Prime Lease.

27. PRIME LANDLORD'S CONSENT. This Sublease and the obligations of the parties hereunder are expressly conditioned upon Landlord's obtaining prior written consent hereto by Prime Landlord, if such written consent is required under the Prime Lease. Tenant shall promptly deliver to Landlord any information reasonably requested by Prime Landlord (in connection with Prime Landlord's approval of this Sublease) with respect to the nature and operation of Tenant's business and/or the financial condition of Tenant. Landlord and Tenant hereby agree, for the benefit of Prime Landlord, that this Sublease and Prime Landlord's consent hereto shall not (a) create privity of contract between Prime Landlord and Tenant; (b) be deemed to have amended the Prime Lease in any regard (unless Prime Landlord shall have expressly agreed in writing to such amendment); or (c) be construed as a waiver of Prime Landlord's right to consent to any assignment of the Prime Lease by Landlord or any further subletting of premises leased pursuant to the Prime Lease, or as a waiver of Prime Landlord's right to consent to any assignment by Tenant of this Sublease or any sub-subletting of the Sub-leased Premises or any part thereof. Prime Landlord's consent shall, however, be deemed to evidence Prime Landlord's agreement that Tenant may use the Sub-leased Premises for the purpose set forth in Section 1(P) and that Tenant shall be entitled to any waiver of claims and of the right of subrogation for damage to Prime Landlord's property if and to the extent that the Prime Lease provides such waivers for the benefit of Landlord.

28. FORCE MAJEURE. Landlord shall not be deemed in default with respect to any of the terms, covenants and conditions of this Sublease on Landlord's part to be performed, if Landlord's failure to timely perform same is due in whole or in part to any strike, lockout, labor trouble (whether legal or illegal), civil disorder, failure of power, restrictive governmental laws and regulations, riots, insurrections, war, shortages, accidents, casualties, acts of God, acts caused directly by Tenant or Tenant's agents, employees and invitees or any other cause beyond the reasonable control of Landlord. This Section shall not be applicable, however, if Landlord's failure timely to perform creates a default by Landlord under the Prime Lease.

29. WAIVER OF TRIAL BY JURY. Landlord and Tenant hereby waive trial by jury in any action or proceeding or counterclaim brought by either party hereto against the other party on any and every matter, directly or indirectly, arising out of or with respect to this Sublease.

THE PARTIES have executed this Sublease the day and year first above written.

WITNESS/ATTEST:	LANDLORD:

TELECOMMUNICATION SYSTEMS, INC.

________________________________________ (SEAL)

TENANT:

STOCKGROUP INFORMATION SYSTEMS INC.

________________________________________ (SEAL)

EXHIBIT A
FLOOR PLAN

EXHIBIT B

BASIC SERVICES

Service	Vendor	Per month

			Per sq. ft./
			yr.
			$
Monthly rent	c/o Trammell Crow	40,881	14.68
Avg. override		4,300
	Subtotal landlord charges	45,181

Utilities	BGE	16,000
Office Supplies	Corporate Express	3,331
Janitorial Services	BWC	3,300
HVAC service	SSS	1,564
Coffee/Soda	Black Tie	1,392
Postage	Purchase Power	1,317
Electrical Contractor	Sunset Electrical	1,000
Power Services	JT Packard	801
Waste Removal	Allied	450
Fire supression service	BFPE	241
Postage Meter	Pitney Bowes	230
Plumbing Contractor	Spence Mechanical	200
First Aid supplies	Cintas	167
Shredding	Mid-Atlantic Shredding	160
Data Center Cleaning	Value Facility Service	100
Cable TV	Direct TV	89
Generator Services	Alban	84
Exterminator	Western Pest Control	64
	Subtotal shared services facilities
	expenses	30,490
	Total for facility	$75,671

Allocation among Owings Mills Tenants:

	Square feet
Mobile Asset Mgt.	14,807	58%	$43,669
mobeo	10,173	40%	$30,002
Mobile Finance	678	3%	$2,000
Subtotal	25,658	100%	$75,671
Shared space	7,760

Total per lease	33,418

SCHEDULE G

Allocation of Purchase Price

	Net
	Purchase
Allocation of Purchase price	Price	Earn Out
US	561	492	98.4%
Australia	6	5	1.1%

UK	1	1	0.2%
Spain	1	1	0.2%
Benelux	1	1	0.2%
International	3	3	0.5%
	570	500	100.0%

Schedule H

TRANSITION SERVICES AGREEMENT

          This TRANSITION SERVICES AGREEMENT (this “Agreement”) is made as of January 31, 2007, by and between TeleCommunication Systems, Inc., a Maryland corporation (“TCS”), and Stockgroup Information Systems Inc., a Colorado corporation (“Stockgroup”). Terms used but not otherwise defined herein, shall have the meaning ascribed such terms in the Purchase Agreement, as defined below.

WITNESSETH:

          WHEREAS, pursuant to that certain Purchase Agreement, dated as of January 24, 2007, by and among Stockgroup and TCS relating to the purchase and sale of certain assets of TCS comprising its Mobile Finance division (the “Purchase Agreement”), TCS has agreed to sell, convey, transfer, assign and deliver to Stockgroup, and Stockgroup has agreed to acquire certain assets and to assume the Assumed Liabilities from TCS, in each case relating exclusively to the Business, which the parties agree will be achieved pursuant to (i) the purchase and sale of the Assets, and (ii) the assumption of the Assumed Liabilities, all on the terms and subject to the conditions set forth in the Purchase Agreement; and WHEREAS, in connection therewith, Stockgroup and TCS desire that TCS provide Stockgroup with certain transition services upon the terms and provisions and subject to the conditions of this Agreement.

          NOW, THEREFORE, in consideration of the foregoing premises and the covenants and agreements set forth herein, Stockgroup and TCS agrees as follows:

          1. Transition Services. During the Transition Period (as defined in Section 5), upon the request of Stockgroup, TCS agrees to provide, or cause its Affiliates to provide, to Stockgroup from the date of this Agreement for the period of time described on Annex A attached hereto with respect to each of the services, the services set forth on Annex A. Such services shall be provided under the terms and at the prices set forth on Annex A. TCS’s obligation to deliver any service is conditioned upon TCS’s obtaining the consent, where necessary, of any relevant third party provider. TCS shall use its commercially reasonable efforts, and Stockgroup and TCS shall cooperate fully with TCS in all respects, to obtain any consents that may be required from such licensors in order to provide any of the services hereunder.

          2. Billing and Payment. In accordance with the provisions of this Agreement, Stockgroup shall promptly pay for the actual costs including overhead and profit of all services provided under or pursuant to this Agreement as set forth in the invoices that it receives from TCS or its Affiliates. Such charges shall be billed at the end of each calendar month during the Transition Period. All invoices shall be paid by check in accordance with the instructions provided by TCS in writing to Stockgroup not later than thirty (30) days following receipt by Stockgroup of TCS’s invoice. Upon Stockgroup’s request, TCS shall provide Stockgroup with supporting information for such bills and invoices.

Transition Services Agreement between TCS and Stockgroup	January 24, 2007	Page 1 of 7

          3. General Intent. TCS shall use its commercially reasonable efforts to provide the transition services which are set forth on Annex A and such other transition assistance as the parties may otherwise agree during the Transition Period. Stockgroup and its Affiliates agree to use their respective commercially reasonable efforts to terminate their need to use such assistance as soon as reasonably possible and (unless the parties otherwise agree) in all events to terminate such need with respect to each service specified in Annex A not later than the end of the period specified in Annex A for the provision of each such service.

          4. Validity of Documents. The parties hereto shall be entitled to rely upon the genuineness, validity or truthfulness of any document, instrument or other writing presented in connection with the Agreement unless such document, instrument or other writing appears on its face to be fraudulent, false or forged.

          5. Term of Agreement. The term of this Agreement shall commence on the date hereof and shall continue (unless sooner terminated pursuant to the terms hereof) for a period of six (6) months (such period the “Transition Period,” or such other period as may be specified in Annex A with respect to particular services described in Annex A.) Stockgroup has the option to renew the agreement for a period extending up to March 31, 2008 for the MIS support identified in Annex A. Upon termination of this Agreement, all rights and obligation of each party, other than those set forth in Sections 8 and 11 of this Agreement and other than any payments by Stockgroup for services provided through the date of termination shall cease as of the effective date of such termination, and any such unpaid amounts owed by Stockgroup shall be paid in accordance with the payment provisions of Section 2.

          6. Partial Termination. Any and all of the services provided by TCS and its Affiliates hereunder are terminable earlier than the period specified in Annex A by Stockgroup only upon thirty (30) days prior written notice to TCS. Any such termination shall be final.

          7. Assignment. This Agreement shall not be assignable in whole or in part by Stockgroup without the prior written consent of TCS. TCS may assign, sell, delegate or otherwise transfer this Agreement or any of its rights and obligations hereunder as part of a merger, consolidation, corporate reorganization, joint venture, lease, sale of all or a portion of its assets, sale of stock or similar event; provided that in connection with any such transaction (a) the resulting, surviving or transferee Person (any such Person, a “Successor Company”) by operation of law, becomes, without more, bound by the terms and provisions of this Agreement or, if not so bound, the Successor Company expressly assumes the rights and obligations of TCS under this Agreement which are being transferred to such Successor Company, and (b) TCS shall notify Stockgroup in writing promptly (and in no event more than ten (10) days) after any such assignment, sale, delegation or transfer.

          8. Confidentiality. Each party hereto agrees to hold, and use its best efforts to cause its officers, directors, employees, accountants, counsel, consultants, advisors and agents to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all confidential documents and information concerning this Agreement and any services provided hereunder, provided, however, that to the extent that any of them may become so legally compelled, they may only disclose such information if they shall first have used best efforts to, and, if practicable, shall have afforded the other party the opportunity to,

2

obtain an appropriate protective order or other satisfactory assurance of confidential treatment for the information required to be disclosed. If this Agreement is terminated, Stockgroup will, and will use their best efforts to cause their respective officers, directors, employees, accountants, counsel, consultants, advisors and agents to, destroy or deliver to TCS, upon request, all documents and other materials, and all copies thereof, obtained by Stockgroup and its respective Affiliates or on their behalf from TCS or any of its Affiliates in connection with this Agreement that are subject to such confidence. Notwithstanding anything herein to the contrary, the parties agree (and each affiliate and person acting on behalf of such party) agree that each party (and each employee, representative, and other agent of such party) may disclose to any and all persons without limitation of any kind, the tax treatment and tax structure of the transaction and all materials of any kind (including opinions and other tax analyses) that are provided to such party or such persons relating solely to such tax treatment and tax structure, except to the extent necessary to comply with any applicable federal or state securities laws.

          9. Governing Law; Submission To Jurisdiction. This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the law of the State of Maryland without regard to the conflict of law principles thereof.

          10. Limitation of Liability. TCS shall not be liable to Stockgroup, its Affiliates or any third party for any special, consequential or exemplary damages (including lost or anticipated revenues or profits relating to the same) arising from any claim relating to this Agreement or any of the services provided hereunder, whether such claim is based on warranty, contract, tort (including negligence or strict liability) or otherwise, even if an authorized representative of TCS is advised of the possibility or likelihood of the same. In addition, TCS shall not be liable to Stockgroup, any of its Affiliates or any third party for any direct damages arising from any claim relating to this Agreement or any of the services provided hereunder or required to be provided hereunder, except to the extent that such direct damages are caused by the gross negligence or willful misconduct of TCS or its Affiliates.

          11. Default. In the event that (a) Stockgroup fails to pay any amount when due under this Agreement within fifteen (15) days after written notice that such payment is due; or (b) Stockgroup fails to perform, or breaches or defaults under any other material term, condition or obligation of this Agreement, and such failure, breach or default is not cured within thirty (30) days after written notice thereof, TCS shall have the right to terminate this Agreement without penalty to TCS and without prejudice to any other rights and remedies of TCS and its Affiliates.

          12. Counterparts. This Agreement may be executed in one or more counterparts (including by means of telecopied signature pages), all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.

          13. Notices. All notices or other communications required or permitted to be delivered hereunder shall be in writing and shall be delivered by hand or sent by prepaid telex or telecopy, or sent, postage prepaid, by registered, certified or express mail, or reputable overnight courier service and shall be deemed delivered when so delivered by hand, telexed or telecopied with acknowledged receipt, or if mailed, five (5) calendar days after mailing (one (1) Business Day in the case of express mail or overnight courier service), as follows:

Transition Services Agreement between TCS and Stockgroup	January 24, 2007	Page 3 of 7

If to TCS:

TeleCommunication Systems, Inc.
275 West Street
Annapolis, Maryland 21401
Attn: Thomas Brandt
Telephone: (410) 280-1001
Facsimile: (410) 280-1048

If to Stockgroup:

Stockgroup
500 – 750 West Pender Street
Vancouver, British Columbia
V6C 2T7
Attention: Susan Lovell
Telephone: (604) 331-0995 x 123
Facsimile: (604) 331-1194

or such other address or facsimile number as such party may hereafter specify in writing for the purpose by notice to the other parties hereto.

          14. Amendment And Waiver. This Agreement may be amended, modified, superseded or canceled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the parties hereto, or, in the case of a waiver, by or on behalf of the party waiving compliance. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by any party of any condition, or of any breach of any term, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of any breach of any other term, covenant, representation or warranty.

          15. Interpretation. The headings and captions contained in this Agreement and in Annex A attached hereto are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the word “including” and all variants thereof herein shall mean “including without limitation.” 16. No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any person.

          17. Entire Agreement. This Agreement, the Purchase Agreement and the other agreements contemplated therein contain the entire agreement and understanding between the

Transition Services Agreement between TCS and Stockgroup	January 24, 2007	Page 4 of 7

parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, relating to such subject matter.

          18. Relationship of Parties. Except as specifically provided herein, none of the parties shall act or represent or hold itself out as having authority to act as an agent or partner of the other parties, or in any way bind or commit the other party to any obligations. Nothing contained in this Agreement shall be construed as creating a partnership, joint venture, agency, trust or other association of any kind, each party being individually responsible only for its obligations as set forth in this Agreement.

          19. Force Majeure. If TCS or any of its Affiliates is prevented from complying, either totally or in part, with any of the terms or provisions of this Agreement by reason of fire, flood, hurricane, storm, strike, lockout or other labor trouble, any law, order, proclamation, regulation, ordinance, demand or requirement of any governmental authority, riot, war, rebellion or other causes beyond the reasonable control of TCS or its Affiliates or other acts of God, then upon written notice to Stockgroup, the affected provisions and/or other requirements of this Agreement shall be suspended during the period of such disability and TCS and its Affiliates shall have no liability to Stockgroup any of their respective Affiliates or any other party in connection herewith. TCS shall use all commercially reasonable efforts to remove such disability within thirty (30) days of giving notice of such disability.

[END OF PAGE]
[SIGNATURE PAGES FOLLOW]

Transition Services Agreement between TCS and Stockgroup	January 24, 2007	Page 5 of 7

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date and year first set forth above.

TELECOMMUNICATION SYSTEMS,
INC.

By: ________________________________________
Name:
Title:

STOCKGROUP INFORMATION
SYSTEMS INC,.

By: ________________________________________
Mr. Marcus New
CEO & President

[Signature Page For Transition Services Agreement]

ANNEX A
TO
TRANSITION SERVICES AGREEMENT

          This Annex A sets forth the transition services to be provided by TCS to Stockgroup relating to the operation of the Business. To the extent that transition services set forth on this Annex A may be provided to Stockgroup, such services will be provided in a commercially reasonable manner. In the event TCS reasonably determines that the performance of any of the transition services is commercially unreasonable and TCS informs Stockgroup it intends to cease the performance of such services, Stockgroup, on one hand, and TCS, on the other hand, shall enter into prompt and good faith negotiations to resolve TCS’s inability to provide the services in question.

TRANSITION SERVICES AGREEMENT ANNEX A

TCS to StockGroup

          This Annex A sets forth the transition services to be provided by TCS to Stockgroup relating to the operation of the Business. To the extent that transition services set forth on this Annex A may be provided to Stockgroup, such services will be provided in a commercially reasonable manner. In the event TCS reasonably determines that the performance of any of the transition services is commercially unreasonable and TCS informs Stockgroup it intends to cease the performance of such services, Stockgroup, on one hand, and TCS, on the other hand, shall enter into prompt and good faith negotiations to resolve the inability of TCS to provide the services in question.

          In all cases, TCS will migrate to hardware supplied by Stockgroup.

Item	Service	Price	Transition Period
Human Resources
1)	Since all Transferred Employees will be terminated effective with the Closing Date, there will be no need for a payroll transition. Terminating employees will receive a final pay check from TCS including a payout of all accrued and unused paid time off in accordance with company policy.	No charge
2)	Administration of Transferred Employees’ 401(k) Plan: All Transferred Employees will be terminated from TCS’s 401(k) plan as a normal termination. Any Transferred Employee who wishes to roll over a balance into Stockgroup’s plan will do so as new hires of Stockgroup. Transferred Employees will also have the option to keep their balances in TCS’s 401(k) Plan in accordance with ERISA.	No charge
3)	Stock Option and Employee Stock Purchase Plans – TCS will terminate each Transferred Employee’s participation in said plans in accordance with both TCS’s customary policies and procedures, as well as the terms and conditions of the respective plans.	No charge
4)	Transition of TCS employees to Stockgroup Benefit Programs - Transferred Employees will be terminated from all TCS Employee Benefits Plans effective as of the date of Closing. Health, dental and vision coverage shall continue in force through the end of the month in which the termination occurs. Transferred Employees will be eligible to purchase COBRA through TCS if they so choose.	No charge
5)	TCS will transfer copies of all employee HR files to Stockgroup.	No charge	1 Week of Closing

Schedule H Annex A Transition Services Agmt tasks TCS to Stock Group 012207.doc

Legal Services
1)	TCS shall make available employees in its legal department, during normal business hours and on reasonable notice, to answer questions regarding the Assigned Contracts, as is deemed reasonable by TCS	No charge	1 Month
2)	TCS shall use reasonable means to notify vendors and customers of the Business which exists as of the date of Closing of the sale of the Business to Stockgroup.	No charge
	Accounting Services	$4,000/ Month, after one month of normal transition at no charge
1)	TCS shall provide audited financial statements of the consolidated US, UK, Benelux and Spain Mobile Finance business for years 2005 and 2006.	Estimated charge of £15,000	Target within 45 days of closing
2)	TCS shall provide Stockgroup with the databases directly related to the business provided that TCS shall have rights to request information based on those databases in the event of a future tax audit.	Not separately Priced	Within 2 Weeks of Closing
3)	TCS will provide copies of invoices and other pertinent records that support the ending December 31, 2006 balance sheet	Not separately Priced	Within 2 Weeks of Closing
4)

For up to two (2) months after closing, TCS will perform the following services for Stockgroup:

  TCS will support the closings for two (2) months and provide an EBITDA statement and balance sheet information.
  Preparation of all required information for reporting of sales tax and communication taxes for two (2) months after closing.
  Reports necessary for the day-to-day operation of the division as they currently exist in TCS systems.
  Purchasing services required to operate the business
		Not separately Priced	As Requested

Schedule H Annex A Transition Services Agmt tasks TCS to Stock Group 012207.doc

MIS
1)	TCS shall work with Stockgroup to ensure that all network access and cutover to Stockgroup network systems, e-mail, etc. will be addressed to maintain the proper security between Stockgroup and TCS networks.	$3,000/ Month, after one month of normal transition at no charge	1 Month
2)	TCS will provide Stockgroup transition services to support the network and access to necessary applications:
        •   Telephony and related support
        •   Desktop applications
        •   E-mail Services.
        •   Remote access: VPN (Network) and Outlook Web Access (OWA).
        •   Data storage desk top support and print services for employees and departments.
        •   Internet access.
	• Wireless LAN.		1 Month
3)	TCS shall provide Website hosting as it exists at the time of this executed TSA for the following sites, and will provide the site content in an agreed upon format prior to the end of the TSA term. Some of these sites may not be active, but the content will be transitioned if required:
                a.    http://rcs.reuters.com
                b.    http://ota.marketstreamlive.com
                c.    http://mobeoweb.com/mcpweb
		$9,167.00/ Month $65/Hr. T&M	3 Months
4)
TCS shall provide hosting services and database support for the following services as they exist at the time of this executed TSA.
Assistance with significant upgrades/changes to the system will be performed on a Time and Materials basis, or through a separate agreement.
                a.    RMDS Based MarketStream
                b.    BridgeFeed Based MarketStream
                c.    Hosted BES/Exchange for UK MarketStream
                d.    MarketClip
                e.    MarketClip Plus
                f.    1-Way Pager Products
                g.    2-Way Pager Products
	h. Mobile Finance specific business systems		3 Months
5)	TCS shall provide building badge access services as they exist at the time of this executed TSA.	No Charge	3 Months
6)	TCS shall provide Stockgroup access to the Aether Instant Messaging (AIM) client through March 31, 2007.	No Charge	Through March 31, 2007

Schedule H Annex A Transition Services Agmt tasks TCS to Stock Group 012207.doc

Schedule I

Disclosure Schedule

6.3(b) Noncontravention	NONE

6.5 Title to Assets	NONE

6.10 Title to Acquired Assets	NONE

Purchase Agreement TCS Stockgroup Schedule I – Disclosure Schedule	January 24, 2007	Page 1 of 12

6.11 Subsidiaries

Company Name	Previous Name(s)	Registration Number	Date of Incorporation	Registered Office Address	Authorized Share Capital	Issued Share Capital	Directors	Shareholder

TeleCommunication Systems Ltd.	Aether Management Services Ltd. Sila Management Services Ltd. Higherlinks Ltd.	03968661	10-Apr-00	6 Dyers Buildings Holburn London EC1N 2JT	1,000,000 Ordinary Shares £1.00 each	800,001 Ordinary Shares £1.00 each	Thomas Brandt Maurice Tosé	TeleCommunication Systems (Holdings) Ltd.
Aether Systems (UK) Ltd.	Sila Communications (UK) Ltd. Futures Pager Ltd.	01831719	11-Jul-84	6 Dyers Buildings Holburn London EC1N 2JT	1,000 A 9,000 B Ordinary Shares £1.00 each	100 A 970 B Ordinary Shares £1.00 each	Thomas Brandt Maurice Tosé	TeleCommunication Systems Ltd.
TeleCommunication Systems Iberian, SA	Aether Systems SA Sila Communications SA Sila Communications Spain SA IFX Finanzas Espana SA	A81968760	6-Mar-98	Paseo Castellana 161 28046 Madrid, Spain	25,000 Ordinary Shares	25,000 Ordinary Shares	Thomas Brandt Maurice Tosé	TeleCommunication Systems (Holdings) Ltd.
TeleCommunication Systems Benelux BV	Aether Systems Benelux BV IFX (The Netherlands) BV Sila Communication Systems Benelux BV	33297036 (BV #: 606796)	14-Oct-97	Joop Geesingkweg 901-999 1096AZ Amsterdam	€91,000 of 901 Ordinary Shares €100 each	€18,200 of 182 Ordinary Shares €100 each	Charles Ancher Thomas Brandt Maurice Tosé	TeleCommunication Systems (Holdings) Ltd.

Purchase Agreement TCS Stockgroup Schedule I – Disclosure Schedule	January 24, 2007	Page 2 of 12

6.12 Statement of Net Assets

Schedule 6.12
Mobile Finance November 30 Statement of Net Assets

Purchase Agreement TCS Stockgroup Schedule I – Disclosure Schedule	January 24, 2007	Page 3 of 12

6.13	Events Subsequent to Most Recent Fiscal Quarter End
	(a) through (j)		NONE

	(k)	TCS and FT Interactice Data (Europe) Ltd (“Comstock”) have verbally agreed to settle a dispute over the termination of a data feed agreement. The verbally agreed upon settlement terms require TCS to pay Comstock’s invoices for service through October 2006 and Comstock agrees to terminate the data feed agreement at the end of October 2006.

	(l)	through (w)	NONE

6.14		Undisclosed Liabilities	NONE

6.16	Tax Matters

	Company	Jurisdiction
(d)	TCS Limited	England
	Benelux	Netherlands
	Spain	Spain

All of the financial statements used to prepare tax returns were audited by TCS’s independent auditors. None of the tax returns has been audited by the respective taxing authorities and TCS is not aware of any impending audit of tax returns.

6.17	Real Property

(b)	1)	Paseo de la Castellana, 161-12A
28046 Madrid, Spain
Lease Agreement dated 23 October 1996 (in Spanish) (the “Madrid
Lease”)
	2)	6 Dyers Building
Holburn, London, EC1N2JT, England
Collin Estates Limited to Synamic Limited Lease of Number 6 Dyers
Buildings dated 14 January 1999 (the “UK Lease”)
	3)	11460 Cronridge Drive
Owings Mills, Maryland, 21117 USA
Sublease Agreement set forth in Schedule F to the Purchase Agreement

(b)(ii)		per Article 9 of the Madrid Lease, the landlord must consent to the assignment of the lease.

(b)(viii)		The Iberian entity has an informal arrangement with a third party who shares space and pays rent to Iberian for the leased space set forth in Section 6.17(b) of this Disclosure Schedule.

(c)		NONE

Purchase Agreement TCS Stockgroup Schedule I – Disclosure Schedule	January 24, 2007	Page 4 of 12

6.18	Intellectual Property

(a)	(i) Trademarks: Include by reference here only the registered marks set forth on Schedule B (List of Trademarks) to Purchase Agreement.
(ii) Domain Names:

1.	docupro.com
2.	marketclip.com
3.	pocketfutures.com
4.	Marketstreamlive.com
5.	Wirelessdatascreen.com
6.	Portabledatascreen.com
7.	Mobiquote.com
8.	Gotxt.com

(b)	Proprietary software (including source code) for which TCS owns the intellectual property rights to includes:

1.	ASTRO/DINO/SCOOBY (customized Access 97 apps)
2.	TCS intranet site for marketStream support (maintained by Dave Clarke)
3.	FX Alert
4.	Energy Pager/Energy Alert
5.	Scrappy Pager/Scrappy
6.	PocketFutures
7.	MarketClip
8.	MarketClip Plus
9.	Wireless Datascreen (including Generic Real-time Information Manager)
10.	MiniTerminal (including IFX)

Licensed software programs, products and services which are material to the uninterrupted or unimpeded operation of the Business that TCS licenses from third parties includes:

1.

Server and Client Software licenses underlying the marketStream service all as more specifically set forth in the Fourth Amendment and Restatement of the Software License Agreement between Imperial Software Technology Limited (IST) and TeleCommunication Systems Limited dated May 31, 2006 (the “IST License Agreement”)

2.	Solomon 4 v2.06 (customized)
3.	Citrix
4.	Reuters 3000Xtra HTA software v5
5.	Reuters 3000Xtra Deployed (feed software) v5
6.	Reuters Terminal software v3.91
7.	Reuters Messenger software
8.	Reuters eDAD datafeed access declaration software

Purchase Agreement TCS Stockgroup Schedule I – Disclosure Schedule	January 24, 2007	Page 5 of 12

9.	Cognos ReportNet (for reporting from mStream production); parts include: Configuration Manager, Framework Manager and Report Studio
10.	Motorola CP-1250 pager programming software
11.	Access ARIBA site
12.	Bridgefeed BFClient App

Excluded software (“Excluded Software”) includes:

1.

Except to the extent set forth in Schedule H (Transition Services Agreement), access to the TSDA intranet site (used for provisioning AIM-based applications including marketClip Plus) (uses AIM database)

2.	POS Partner (credit card processing software for Solomon) by Merchant e Solutions
3.	Remedy software product and the Customer Support Software product that is developed in Remedy and owned by TCS to provide customer support and trouble ticket tracking and resolution (“CSS Support”)
4.	UNICORN billing system
5.	StarTeam change and configuration management software
6.	Visual C++ 6.0 Enterprise Edition
7.	Installshield 5.5 Professional Edition

(d)	Encumbrances	NONE

(e)	Royalty Payment
1.

Payments to Imperial Software Technology Limited (IST) for the license to use and redistribute components of marketStream service all as more specifically set forth in Exhibit C (Fees and Costs) to the Fourth Amendment and Restatement of the Software License Agreement between Imperial Software Technology Limited (IST) and TeleCommunication Systems Limited dated May 31, 2006 as amended by the Fifth Amendment dated January 15, 2007 (the “IST License Agreement”).

	2.	Commission payable to sales agents as set forth in their respective agreements:
		a.	Agency agreement executed by and between Chris Parker and mobeo, Inc. dated 8 Oct. 1999 (currently assigned to TeleCommunication Systems, Inc.)
		b.	Consultancy Agreement executed by and between Gavin Brown and Aether Systems (UK) Ltd dated 1 July 2003 (currently assigned to TeleCommunication Systems Ltd.)
c.

There are currently four agency agreements that are being negotiated but as yet unsigned. Each of these agency agreements would pay commissions on marketStream customers. These agreements are being negotiated with Gavin Brown, Peter Colleoni, Peter Sandstrom, and Patrick Heisch.

Purchase Agreement TCS Stockgroup Schedule I – Disclosure Schedule	January 24, 2007	Page 6 of 12

3.

TCS makes an annual royalty payment of approximately USD$3,000.00 to Dealing Object Technology for a software license (run-time version only) for components that are used by TCS’ legacy pager products in the United States.

6.19   Sufficiency of Assets

          The Excluded Software set forth in Section 6.18(b) of the Disclosure Schedule is included here by reference.

Purchase Agreement TCS Stockgroup Schedule I – Disclosure Schedule	January 24, 2007	Page 7 of 12

6.22 Contracts

Current Contracting Exchange or Party	Agreement Title	Effective Date	Term and Renewal	Assignability	Applies to marketStream in US	Applies to marketStream outside of US	Applies to Pagers in US	Applies to Pagers Outside US
Exchange and Data Feed Agreements								
Reuters	Reuters Investor Distribution Terms and Conditions	12/23/2002	Initial term of 36 months. Auto renews for 1 year periods unless either party provides written notice 180 days prior to end of term. (Section 1.1)	Requires consent that shall not be withheld so long as (a) it is not to a competitor of Reuters, (b) would not harm Reuters reputation, or (c) has sufficient assets (Section 18.3).	No	No	No	Yes
Reuters	Internet Redistribution Addendum Order Form June 1, 2005	6/1/2005	Driven by term period set forth in the Reuters MSA (See Doc Tab #43).	Requires prior consent Section 12.3	No	No	Yes	No
Reuters	Internet Redistribution Addendum Order Form Aug 31, 2005	8/31/2005	Driven by term period set forth in the Reuters MSA (See Doc Tab #43).	Requires prior consent. Section 12.2	Yes	Yes	No	No
Reuters	Reuters America LLC Master Services Agreement **AND** Datafeed Addendum (DAD) effective 10/1/03 (Doc Tab #43.1) **AND** Supplemental Order Form dated Aug. 4, 2003 (Doc Tab #43.2)	Aug. 2002 or 8/3/2003	Initial term of 2 years and auto renews for additional two year terms unless either party provides written notice 90 days prior to end of term. Section 1	Requires prior consent. Section 12.2	N/A	N/A	N/A	N/A
Reuters	Reuters Service Contract **AND** Letter Amendment dated 20 Dec. 2002 to Reuters Services Contract and Reuters Business Principles (Doc Tab# 34.1)	4/15/2003	Contract continues as long as we continue to receive service (Section 2.1)	Requires consent that shall not be unreasonably withheld (Section 7.2)	No	No	No	Yes
New York Mercantile Exchange (NYMEX) / Commodities Exchange (COMEX)	New York Mercantile Exchange Market Data Agreement	1/28/1999	Continues indefinitely provided that either party may terminate with 90 days prior notice. (Section 13)	Requires consent that shall not be unreasonably withheld (Section 15)	Yes	Yes	Yes	Yes
Euronext	Euronext Market Databases Distribution Agreement (Aether) **AND** Amendment 01/2001 effective 1/1/2001 (permitting Aether and Sia to pay only once for license fees shared between the two related entities) (Doc Tab# 3.2) **AND** Amendment 01/2002 effective 1/1/2001 (changing definition of Private Investor and changing fees) (Doc Tab# 3.3) **AND** Reply Form replacing Derivatives Market Information section of the Application, revised Annex A (The Information) from July 1, 2005, Annex B (Fees and Payment) from July 1, 2005, Annex C (Client Reporting Obligations) from April 1, 2005, Annex E (Specific Terms of Use) (Doc Tab# 3.4) **AND** revised Annex A (The Information) from Jan 1, 2007, Annex B (Fees and Payment) from Jan 1, 2007, Annex C (Client Reporting Obligations) from Jan 1, 2007, unchanged Annex D (Audit Guidelines) and deleting Annex E (Specific Terms of Use) (Doc Tab# 3.5)	11/30/2001	Initial term expired on 12/31/2002 (Section 8.1) Renews each year on Jan 1st unless terminated by either party by the preceding Sep. 30th (Section 8.2)	Requires consent that shall not be withheld (section 15.1).	Yes	Yes	Yes	Yes
Deutsche BorseAG (DTB) includes Eurex, DJ Stoxx Index Data	Market Data Dissemination Agreement **AND** Addendum Agreement Concerning the Market Data Dissemination Agreement (Doc Tab 5.1) **AND** updated Order Form dated 4/1/05 (Doc Tab 5.2)	4/1/2004	Continues for an indefinite period (Section 22.1)	Requires Consent (Section 21.2)	Yes	Yes	Yes	Yes

Purchase Agreement TCS Stockgroup Schedule I – Disclosure Schedule	January 24, 2007	Page 8 of 12

Purchase Agreement TCS Stockgroup Schedule I – Disclosure Schedule	January 24, 2007	Page 9 of 12

Purchase Agreement TCS Stockgroup Schedule I – Disclosure Schedule	January 24, 2007	Page 10 of 12

6.22(b)	Schedule O (Customer Lists) is hereby incorporated by reference.

6.22(g)	Employment Agreements for:

Julius Beltrame
Wan-Tak Wong
Rebecca Henry
Christopher Lobb
Alexander Stephenson
Charles Ancher
Thomas Jaehnigen
Rebecca Sargent
Jennifer Gray
Charles Ikard
Maryanne Murphy
Gonzalo Esteban Cruz

Purchase Agreement TCS Stockgroup Schedule I – Disclosure Schedule	January 24, 2007	Page 11 of 12

6.28   Employee Benefits Plans

Benelux

Income Protection	Amersfoort
Pension	Gererali

Great Britain

Group Critical Illness	Canada Life	C94021
Group Income Protection	UNUM	914772
Group Life Assurance	Canada Life	G721472/1/L
Group Personal Pension	Scottish Equitable	76384
Group Permanent Health Insurance	BUPA	20/23679600007

Purchase Agreement TCS Stockgroup Schedule I – Disclosure Schedule	January 24, 2007	Page 12 of 12

SCHEDULE J

Trademark Assignment

WHEREAS, TeleCommunication Systems, Inc., a Maryland corporation, with offices at 275 West Main Street, Annapolis, Maryland (“ASSIGNOR”) owns certain trademarks and/or service marks, and applications and/or registrations for such marks, as listed in Attachment A attached hereto and incorporated herein by this reference (“MARKS”);

WHEREAS, Stockgroup Systems Ltd., a Nevada corporation (“ASSIGNEE”), desires to acquire all of the right, title and interest of ASSIGNOR in, to and under the MARKS, together with the goodwill of the business symbolized by the MARKS;

WHEREAS, ASSIGNOR and ASSIGNEE have entered into a certain Asset Purchase Agreement, dated as of January 24, 2007 (the “PURCHASE AGREEMENT”), assigning, among other things, all right, title and interest in and to the MARKS from ASSIGNOR to ASSIGNEE;

WHEREAS, ASSIGNEE is a successor to the business of the ASSIGNOR to which the MARKS pertain.

NOW, THEREFORE, in consideration of the Asset Purchase Price (as defined in the Purchase Agreement) and other good and valuable consideration paid by ASSIGNEE to ASSIGNOR, the receipt and sufficiency of which hereby is acknowledged, ASSIGNOR does hereby assign to ASSIGNEE its entire right, title and interest in and to the MARKS, and to the applications and/or registrations for the MARKS, together with the goodwill of the business symbolized by the MARKS and the portion of the business of the ASSIGNOR to which the MARKS pertain, including the right to sue for and collect damages incurred as a result of any past, present or future infringement, misappropriation or violation of rights related to the MARKS.

IN WITNESS WHEREOF, ASSIGNOR has caused this Assignment to be duly executed by an authorized officer on this 31st day of January, 2007.

TELECOMMUNICATION SYSTEMS, INC.

By:      _____________________________________

Name: _____________________________________

Title:   _____________________________________

ATTACHMENT A

Registered Trademarks

Mark	Country	Filing Date/Status	Reg. No.	Int’l Class	Designation
POCKETFUTURES	US	6/6/97; registered 12/21/99. Renewal due 12/21/08-09	2,302,505	36	®
SCRAPPY	US	5/27/97; registered 6/16/98; renewal due between 6/16/07 and 6/16/08.	2,165,800	9	®
SCRAPPY PAGER	US	5/27/97; registered 5/26/98; renewal due between 5/26/07 and 5/26/08.	2,160,599	35	®

SCHEDULE K

Domain Name Assignment

This Domain Names Assignment is delivered pursuant to the Closing under that certain Purchase Agreement (the “Agreement”) dated as of January 24, 2007, between TeleCommunication Systems, Inc., as the “Seller”, and Stockgroup Systems Ltd., as the “Purchaser”. Capitalized terms used in this Domain Names Assignment have the same meanings given to them in the Agreement.

The Seller has delivered this instrument signed by the Seller to enable the Purchaser to file it with any appropriate agency to indicate ownership of the intellectual property described below and for the other purposes set forth in this instrument. This instrument supplements and is in addition to all other rights of the Purchaser under the Agreement and other instruments of transfer delivered in connection with the Agreement.

The Seller has adopted and registered the Internet Domain Names listed on the attached Attachment A (the “Domain Names”) with Network Solutions, Inc., Register.com or other registrars throughout the world (each a “Registrar”) on various dates.

For good and valuable consideration, receipt of which the Seller acknowledges, and by signing and delivering this instrument, the Seller sells, assigns, transfers, conveys, and delivers to the Purchaser all of the Seller’s right, title and interest in and to the Domain Names and agrees as follows:

          1.      Successful Transfer. At the Closing Date or a commercially reasonable timeframe thereafter, the Seller shall complete, or cause to be completed, the formal transfer of the Domain Names to the Purchaser in accordance with the applicable Domain Names transfer procedure of each Registrar (the “Transfer Procedure”).

                    (a)      The Seller agrees that, for no additional compensation, the Seller will execute any and all documents that may be necessary or appropriate to perfect the Purchaser’s rights in and to the Domain Names, including but not limited to all documents that may be necessary or appropriate to effect the formal transfer of the Domain Names to the Purchaser in accordance with the Transfer Procedure. In connection with the Transfer Procedure, the Seller will provide any information required or requested by the Registrar or the Purchaser, including but not limited to, the name or names identified by the Purchaser for billing, administrative and technical contacts.

                    (b)      At any time, and from time to time after the Closing, the Seller agrees, promptly upon the Purchaser’s written request, to take any and all steps reasonably necessary to execute, acknowledge and deliver to the Purchaser any and all further instruments and assurances necessary to complete a Successful Transfer. “Successful Transfer” means for this purpose that Purchaser owns and is accurately recognized as the registrant of the Domain Names in the Network Solution, Inc.’s WHOIS database; that the Purchaser has all rights, title and interest in and to the Domain Names; and the Purchaser is able to use or allow others to use the Domain Names.

          2.      Cease Use of Names. As of the Closing Date, the Seller will stop all use of the Domain Names for any purpose, including, but not limited to, use for an Internet site or for electronic mail. The Seller shall not adopt any new uses of the Domain Names.

          3.      Non-Interference. Except as permitted under that certain Trademark Assignment Agreement executed between Seller and Purchaser on January 31, 2007, Seller agrees not to challenge or object to the Purchaser’s (a) right to register, use, own or transfer the Domain Names anywhere in the world, or (b) right to register, use, own or transfer any trademarks, service marks, Domain Names or trade names that include or consist of the Domain Names anywhere in the world. The Seller also agrees not to take any action that would interfere with any rights the Purchaser may have or acquire in the Domain Names and marks.

          4.      Representations and Warranties. Seller represents and warrants to Purchaser as follows and acknowledges that Purchaser is relying on these representations and warranties in entering into this Agreement:

(a)

Seller is the sole registrant of the Domain Names and has sufficient authority and right to enter into this Domain Names Assignment and perform its obligations hereunder, and in particular, to transfer all title and ownership of the Domain Names and the Domain Names registration to Purchaser as provided in this Agreement, free and clear of all encumbrances;

(b)

As at the Closing Date, there is not outstanding or pending any proceeding under the Uniform Dispute Resolution Policy and there have been no third party claims or demands against Seller in connection with Seller’s registration and/or use of the Domain Names, including claims for infringement of third party trade-mark or other intellectual property rights;

(c)

There is no contract, option or any other right of any person binding upon Seller, or which at any time may become binding upon Seller, to sell, transfer, assign, license or in any other way dispose of or encumber the Domain Names or the Domain Names registration other than pursuant to the provisions of this Domain Names Assignment; and

(d)	Neither Seller nor any entity controlled by or under common control with Seller is the registrant or owner of any other Domain Names that is confusingly similar to the Domain Names.

          The undersigned has signed this Domain Names Assignment on January 31, 2007.

[Remainder of page intentionally left blank; signature page to follow]

TELECOMMUNICATION SYSTEMS, INC.

By:      _____________________________________

Name: _____________________________________

Title:   _____________________________________

STATE OF MARYLAND COUNTY OF ANNE ARUNDEL

On ____________________ before me, ______________________ (the undersigned notary), personally appeared _______________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public	(seal)

ATTACHMENT A

Domain Names	Registration Date	Renewal Date	Registrant
docupro.com	9/13/2002	1/5/2011	TeleCommunication Systems, Inc.
marketclip.com	9/16/2002	2/17/2007	TeleCommunication Systems, Inc.
pocketfutures.com	6/10/1997	6/11/2007	TeleCommunication Systems, Inc.

SCHEDULE L

Assignment and Assumption Agreement - General

          This Assignment and Assumption Agreement (this “Assignment and Assumption Agreement”) is made and entered into as of January 31, 2007, TeleCommunication Systems, Inc., a Maryland corporation, with offices at 275 West Street, Annapolis, Maryland (“Assignor”), and Stockgroup Systems Ltd., a Nevada corporation (“Assignee”).

          WHEREAS, Assignor and Assignee are parties to that certain Asset Purchase Agreement, dated as of January 24, 2007 (the “Purchase Agreement”); WHEREAS, pursuant to the Purchase Agreement, Assignor has agreed to assign unconditionally and absolutely certain rights to Assignee in respect of certain agreements, and Assignee has agreed to assume certain obligations of Assignor in respect thereof.

          NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

          1.      Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings for such terms that are set forth in the Purchase Agreement.

          2.      Assignment and Assumption. Assignor hereby assigns, sells, transfers and sets over (collectively, the “Assignment”) to Assignee all of Assignor’s right, title, benefit, privileges and interest in, to and under the agreements and contracts set out in Attachment A hereto (the “Assumed Benefits”), and all of Assignor’s burdens, obligations and liabilities in connection therewith (the “Assumed Liabilities”) which shall become due for payment, performance or discharge, from and after the Closing Date. Assignee hereby accepts the Assignment and assumes and agrees to observe and perform all of the duties, obligations, terms, provisions and covenants, and to pay and discharge all of the liabilities of Assignor to be observed, performed, paid or discharged in connection with such Assumed Liabilities from and after the Closing Date.

          3.      Excluded Liabilities. Nothing contained herein shall be construed to effect an assignment by Assignor or the assumption by Assignee of any of the Excluded Liabilities.

          4.      Terms of the Purchase Agreement. The terms of the Purchase Agreement are incorporated herein by this reference. In the event of any conflict or inconsistency between the terms of the Purchase Agreement and the terms hereof, the terms of the Purchase Agreement shall govern.

          5.      Further Actions. Each of the parties hereto covenants and agrees, at its own expense, to execute and deliver, at the request of the other party hereto, such further instruments of transfer and assignment and to take such other action as such other party may reasonably request to more effectively consummate the assignments and assumptions contemplated by this Assignment and Assumption Agreement.

2

          6.      Successor and Assigns. All of the terms and provisions of this Assignment and Assumption Agreement shall be binding upon each party hereto and their respective successors and assigns, and shall inure to the benefit of each other party and its successors and assigns.

          7.      Governing Law. This Assignment and Assumption Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          8.      Counterparts. This Assignment and Assumption Agreement may be signed in two or more counterparts, all of which, taken together, shall be deemed to constitute one original Assignment and Assumption Agreement.

          IN WITNESS WHEREOF, the parties have executed this Assignment and Assumption Agreement as of the date first above written.

ASSIGNOR:	ASSIGNEE:

TELECOMMUNICATION SYSTEMS,	STOCKGROUP SYSTEMS LTD.,
INC., a Maryland corporation	a Nevada corporation

By: _____________________________________	By: _____________________________________

Name: _____________________________________	Name: _____________________________________

Title: _____________________________________	Title: _____________________________________

ATTACHMENT A

Assumed contracts and agreements include:

Exchange and Data Feed Agreements

1.	Internet Redistribution Addendum Order Form dated June 1, 2005 with Reuters.

2.	Internet Redistribution Addendum Order Form dated August 31, 2005 with Reuters.

3.	Master Services Agreement dated August 3, 2003 with Reuters America LLC, as amended.

4.	Market Data Agreement dated January 29, 1999 with New York Mercantile Exchange.

5.	Market Databases Distribution Agreement dated November 30, 2001 with Euronext, as amended.

6.	Market Data Dissemination Agreement dated April 1, 2004 with Deutsch Borse AG.

7.	Information Distribution Agreement dated January, 2004 with Chicago Mercantile Exchange.

8.	Market Data Vendor/Subvendor Agreement dated January 1, 2000 with Chicago Board of Trade.

9.	Distribution Agreement dated April 10, 1995 with GovPx.

10.	Vendor Agreement for Level 1, Last Sale and NQDS Service dated August 5, 1998 with NASDAQ.

11.	Standard Market Data Vendor Agreement dated July 17, 2000 with NYBOT.

12.	Agreement for Receipt and Use of Market Data dated March 9, 2004 with New York Stock Exchange.

13.	Options Price Reporting Authority Vendor Agreement (Last Sale and Quotation Information) dated December 4, 1998 with Options Price Reporting Authority (including Dial-up Market Data Service Rider).

14.	Price Vendor Agreement dated March 7, 2000 with Singapore Stock Exchange Derivatives Trading Limited.

15.	Agreement dated June 4, 1998 with London Metal Exchange.

A-2

Airtime Resale Agreements

16.	Resale Agreement dated March 30, 1999 with U.S. Mobility.

Distribution Agreements.

17.	Development License and Support Agreement dated June 13, 2006 with Reuters.

SCHEDULE M

General Assignment and Bill of Sale

          1.      Sale and Transfer of Fixed Assets. For good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, and as contemplated by Section 2.1 of that certain Asset Purchase Agreement dated as of January 24, 2007 (the “Purchase Agreement”), to which TeleCommunication Systems, Inc., a Maryland corporation, with offices at 275 West Street, Annapolis, Maryland (“Seller”), and Stockgroup Systems Ltd., a Nevada corporation (“Buyer”), are parties, Seller hereby sells, transfers, assigns, conveys, grants and delivers to Buyer and its successors and assigns, all of Seller’s right, title and interest in, under and to all of the fixed assets (the "Fixed Assets") set out in Attachment A hereto which form part of the Acquired Assets.

          2.      Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

          3.      Further Actions. Seller covenants and agrees to execute and deliver, at the reasonable request of Buyer, and to take such other action as Buyer may reasonably request to more effectively consummate the assignments contemplated by this General Assignment and Bill of Sale.

          4.      Limited Power of Attorney. Subject to Section 9.4 (Procedure for Indemnification - Third Party Claims) of the Purchase Agreement, Seller hereby constitutes and appoints Buyer as its true and lawful agent and attorney in fact, with full power of substitution and resubstitution, in whole or in part, in the name and stead of Seller but on behalf and for the benefit of Buyer and its successors and assigns, and limited solely to the following from time to time:

                    (a)      to demand, receive and collect any and all of the Fixed Assets being delivered hereby and to give receipts and releases for and with respect to the same, or any part thereof;

                    (b)      to institute and prosecute, in the name of the Seller or otherwise, any and all proceedings at law, in equity or otherwise, that Buyer or its successors and assigns may deem proper in order to collect or reduce to possession any of the Fixed Assets being delivered hereby and in order to collect or enforce any claim or right of any kind hereby assigned or transferred, or intended so to be; and

                    (c)      to do all things legally permissible, required or reasonably deemed by Buyer to be required to recover and collect the Fixed Assets being delivered hereby and to use Seller’s name in such manner as Buyer may reasonably deem necessary for the collection and recovery of same, Seller hereby declaring that the foregoing powers are coupled with an interest and are and shall be irrevocable by Seller.

          5.      Terms of the Purchase Agreement. The terms of the Purchase Agreement are incorporated herein by this reference. In the event of any conflict or inconsistency between the terms of the Purchase Agreement and the terms hereof, the terms of the Purchase Agreement shall govern.

          IN WITNESS WHEREOF, Seller has executed this General Assignment and Bill of Sale as of January 31, 2007.

TELECOMMUNICATION SYSTEMS, INC., a Maryland Corporation

By:      _____________________________________

Name: _____________________________________

Title:   _____________________________________

AGREED AND ACKNOWLEDGED BY:

STOCKGROUP SYSTEMS LTD., a Nevada Corporation

By:      _____________________________________

Name: _____________________________________

Title:   _____________________________________

2

ATTACHMENT A

Fixed Assets include:

1.	deposits on exchange fees;

2.	the Accounts Receivable in respect of the Acquired Assets;

3.	the Intellectual Property (including but not limited to pager technology), except as otherwise set out in the Trademark Assignment and Domain Name Assignment;

4.	the inventory, maintenance and operating supplies used exclusively in the Business as currently operated;

5.	the books and records of the Business;

6.

all data, records, files, manuals, blueprints and other documentation related exclusively to the Acquired Assets and the operation of the Business including service and warranty records, sales promotion materials, creative materials, art work, photographs, public relations and advertising material, studies, reports, correspondence and other similar documents and records used exclusively in the Business, whether in electronic form or otherwise;

7.	all client, customer and supplier lists, telephone numbers and electronic mail addresses with respect to past, present or prospective clients, customers and suppliers relating to the Business;

8.	all catalogues and brochures relating exclusively to the Business, purchasing records and records relating to suppliers;

9.	all goodwill incident to the Business;

10.

all permits, licenses, approvals, registrations, qualifications, rights, variances, certificates, consents and other approvals of every nature whatsoever required by, or issued to the Seller by any governmental authority; and

11.	Mobile Finance Assets (US), as follows:

Mobile Finance Assets – US	Page
Technology Equipment – NOC Servers	A-3

Equipment on lease by TCS included in Servers and PCs	A-4
Desk and laptop PCs	A-5
PC Software Licenses	A-6
Wireless Equipment	A-7
Office Furnishings	A-12

A-2

TeleCommunication Systems, Inc.
MF-US NOC servers

Use	Server Name	Project	Function / Project Reserved For / Date Req.
Mobile Finance - NOC Servers			
Production	MDMCLIPAPP001	AIM Marketclip	FINBES, GraphServer, AlertServer, QuoteCollector, NewsPipe
Production	MDMCLIPAPP002	AIM Marketclip	FINBES
Production	MDPRDTNSQL001	AZPROD AIM Domain	Production AIM Databases
Production	MDPRDTNSQL002	AZPROD AIM Domain	Production AIM Databases
Production	MDPRDTNAMR001	AZPROD AIM Domain	AMR
Production	MDPRDTNAMR002	AZPROD AIM Domain	AMR
Production	MDPRDTNPGW201	AZPROD AIM Domain	Mobitex Gateway
Production	MDPRDTNPGW202	AZPROD AIM Domain	Mobitex Gateway
Production	mobeoweb	MarketClip Plus	Web Server
Production	ProdSQL	MarketClip Plus	AIMeServer, Historical News DB, Ebrowser
Production	SYS1	MarketClip Plus	Reuters Newsfeed, Redirector
Production	SQ3	MarketClip Plus & Mobeo	Authorization Server, Information Server
Production	StatusQuote	MarketClip Plus & Mobeo	Iquote, Alert Server, Symbol Server, UserPage Server, Chainfeed, Reuters News Server, FXAlert for 2-way MarketClip
Production	MDMKSTRAPP001	Marketstream	Application Server
Production	MDMKSTRAPP002	Marketstream	Application Server
Production	MDMKSTRAPP003	Marketstream	Application Server
Production	MDMKSTRAPP004	Marketstream	Application Server
Production	MDMKSTRBES002	Marketstream	BES 4 Server
Production	MDMKSTRBES003	Marketstream	BES 4 Server
Production	MDMKSTREXC001	Marketstream	2003 Exchange Server
Production	MDMKSTREXC002	Marketstream	2003 Exchange Server
Production	MDMKSTREXC003	Marketstream	2003 Exchange Server
Production	MDMKSTRSQL001	Marketstream	MYSQL 4 Server
Production	MDMKSTRSQL002	Marketstream	MYSQL 4 Server
Production	MDMKSTRSQL003	Marketstream	MYSQL 4 Server
Production	MDMKSTRSQL004	Marketstream	MYSQL 4 Server
Production	MDMKSTRWDC001	Marketstream	2003 AD Domain Controller
Production	MDMKSTRWDC002	Marketstream	2003 AD Domain Controller
Production	Dispatch	Mobeo 1-way	Dispatch (Over the Air Paging)
Production	QAMobeoapp003	Mobeo 1-way and Market Clip Plus	FX Alert for one way, Port Server, FlexInfo, FXAlert Transmitter
Production	SYS2	Mobeo 1-way and Market Clip Plus	PortServer
Production	Snoopy	Mobeo Business System	Docupro Domain PDC, Mobeo Databases
Production	mdreutrbrf001	Reuters	BRF (Reuters Owned)
Production	mdreutrbrf002	Reuters	BRF (Reuters Owned)
Production	mdreutrcfh001	Reuters	
Production	mdreutrcfh002	Reuters	
Production	mdreutrrdf001	Reuters	RDF Server (Reuters Owned)
Production	mdreutrrdf002	Reuters	RDF Server (Reuters Owned)
Production	mdreutrtri001	Reuters	Triarch Server
Production	mdreutrtri002	Reuters	Triarch Server
SQE NOC	qamclipapp001	AIM Mclip	AIM Mclip
SQE NOC	qa-sqe3x-sql005	Internal	Primary SAN SQL2k
SQE NOC	qa-sqe3x-sql006	Internal	Win2K SQL Backup

TCS Proprietary and Confidential

A-3

TeleCommunication Systems, Inc.
MF-US Wireless equipment

Vendor	Account #	Dept	Employee	Cell Number	Device Type	Model	HW Cost	Monthly Cost	Contract End date	Notes
T-Mobile	476840912	MF OPS	DEMO - JAEHNIGAN	443-254-0011	BB	BB 7230	$ 100.00	$ 75.00		Intl Color Device 349.99. 1000 whenver, wherever Voice @ 39.99, Unlimited data plan @ 29.99. For MarketStream testing. Code to 0525-01 MF.USO MOF1.USA.OTH; updated 8/4/05. 6/26/06; requested update on device from Thomas. 8/25/06; confirmed this is being
T-Mobile	476840912	MF OPS	DEMO - JAEHNIGAN	443-254-0012	BB	BB 7230	$ 100.00	$ 75.00		Intl Color Device 349.99. 1000 whenver, wherever Voice @ 39.99, Unlimited data plan @ 29.99. For MarketStream testing. Code to 0525-01 MF.USO MOF1.USA.OTH; updated 8/4/05.
Cingular	994119676	MF OPS	DEMO - JAEHNIGAN	443-831-9987	BB	BB 7280	$ 230.00	$ 125.00		For Chris Parker. Device 419.99 w/tax. Plan Unlimited Data @ 49.99. EMS Sales. 5/20/05 Kara will add Int'l Data @ 19.99 & 450 mins @ 39.99, 5.99 Int'l voice plan to reduce per min to .99 for Barry's trip to London. She will remove voice & Int'l data when
Cingular	994119676	MF OPS	JAEHNIGEN, THOMAS	301-404-9107	BB	BB 7290	$ 230.00	$ 85.00	9/26/2008	Code to 0727-45 ES.FSA. Device 299.99; plan should have 7% discount. 1/3/05 Packing slip for 249.99, cell # 443-625-9758. 2/4/05 Ported Sprint cell to this device, GSM Nat'l 600 @ 49.99 less 7%.
TCS mobeo	10005	MF SAL	GRAY, JENNY	443-286-8146	Cell	Motorola V710	$ 150.00	$ 28.00		6/27/05 Confirmed w/Diane Plan is 450 Nat'l mins @ 39. Ported her VZW number to this device. Her old device was shutting down on her.
TCS mobeo	10005	MF SAL	GRAY, JENNY	443-844-6136		BB 7130e	$ 450.00	$ 15.00		Per 6/30 invoice. Under Jenny Gray for Demo's
TCS mobeo	10005	MF SAL	GRAY, JENNY	443-844-6137		BB 7130	$ 450.00	$ 15.00		Per 6/30/06 invoice. Jenny Gray demo device.
TCS mobeo	10005	MF SAL	MARKET DATA/ JENNY GRAY	410-980-8739	Combo	BB 7250	$ 450.00	$ 120.00		TCS Test BB. Christina Scacliero ported her Corp VZW # to this BB 6/17/05. 8/26/05 Ordered for Jenny Gray & she emailed that this is her new BB # for Demos. 8/26; 300 mins @ 20. + Data @ 13.00. For Market Stream Demos; Code provided. 2/23/06; jenny orde

TCS Proprietary and Confidential

A-4

TeleCommunication Systems, Inc.
MF-US Wireless equipment

Vendor	Account #	Dept	Employee	Cell Number	Device Type	Model	HW Cost	Monthly Cost	Contract End date	Notes
TCS mobeo	10005	MF SAL	MURPHY, MARY ANN	718-551-5162	Combo	BB 7250	$ 450.00	$ 110.00		Device 449.00; extended Battery 28.13 approved by T. Plan 2000 @ 80.00 + Data @ 13.00 + Usage.
T-Mobile	476840912	MF SAL	MARKET DATA / GRAY, JENNY	443-254-0187	Combo	BB 8700g	$ 300.00	$ 45.00	6/7/2007	Charge hw to 0599-01. 6/7/06; ordered @ $299.99 w/ unlimited data @ $29.99.
Cingular	990388537	MF SAL	MARKET DATA	443-370-3428	Combo	BB 8700c	$ 350.00	$ 40.00	6/9/2007	Charge hw to 0599-01. 6/7/06; ordered @ $349.99. 6/13/06; received.
Cingular	990388537	MF SAL	MARKET DATA	443-603-4616	Combo	BB 8700c	$ 350.00	$ 55.00	6/9/2007	Charge hw to 0599-01. 6/7/06; ordered @ $349.99. 6/13/06; received 6/15/06; changed int'l data to $69.99.
Cingular	994119676	MF SAL	MARKET DATA GRAY, JENNY	443-625-8008	BB	BB 7280	$ 240.00	$ 50.00		Russ ordered 5/12 for Mobile Finance 8. Device 399.99 = 419.99 w/tax. 1/26/06;Thomas confirmed this is a Market data device. Do not shut down 8/29/06; was 0060720127
Cingular	994119676	MF SAL	MOBILE FINANCE	410-698-2728	BB	BB 7280	$ 240.00	$ 55.00		Mobile Finance 14. Was in Alexis Davis' name. 9/26/05 Carol notes as MaryAnne M.3/15/06; with customer Morgan Stanley.
Cingular	994119676	MF SAL	MOBILE FINANCE	410-698-2729	BB	BB 7280	$ 240.00	$ 70.00		Mobile Finance 17; Thomas Jaehnigen, was in Alexis Davis' name. 2/22/06; added int'l data @ $19.99 per Jenny Gray.
Cingular	994119676	MF SAL	MOBILE FINANCE	410-698-2731	BB	BB 7280	$ 240.00	$ 70.00		Mobile Finance 18. Was in Alexis Davis' name. 5/1/06; canceled 6/8/06; reactivated per Thomas & Jenny G. w/ int'l data.
Cingular	994119676	MF SAL	MOBILE FINANCE	443-421-9617	BB	BB 7280	$ 240.00	$ 75.00		Aether purchsed 3/12. ATW notes as Mob Fin 1 & BB 7280. 9/26/05 carol notes as Jenny Grey Demo. Dropped to a 4MB plan. 6/7/06; adding int'l data @ $19.99 for Doug Stovall (had to increase back to unlimited data). 7/10/06; added voice for trip to England 8
Cingular	994119676	MF SAL	MOBILE FINANCE	443-625-8004	BB	BB 7280	$ 240.00	$ 70.00		Thomas Jaehnigen; Russ ordered 5/12 for Mobile Finance 4. Device 399.99 = 419.99 w/tax. 9/7/05; Jenny Gray said she is giving to a customer who will travel to Asia. She provided code: 1.02.ES.MF.1NOPS 0420-52. 9/29/05 Update coding to MF.USO M

A-5

TCS Proprietary and Confidential

TeleCommunication Systems, Inc.
MF-US Wireless equipment

Vendor	Account #	Dept	Employee	Cell Number	Device Type	Model	HW Cost	Monthly Cost	Contract End date	Notes
Cingular	994119676	MF SAL	MOBILE FINANCE	443-625-8006	BB	BB 7280	$ 240.00	$ 50.00		Thomas Jaehnigen; Russ ordered 5/12 for Mobile Finance 6. Device 399.99 = 419.99 w/tax. 7/28/05: Kara indicated that Gregg Smith used this device & rec'd a TCS VZW BB. 11/25/05 - per Carol (443-625-8006), that is now part of the MarketData demo pool and
Cingular	994119676	MF SAL	MOBILE FINANCE	443-625-8007	BB	BB7280	$ 240.00	$ 50.00		Thomas Jaehnigen; Russ ordered 5/12 for Mobile Finance 7. Device 399.99 = 419.99 w/tax, 1/26/06:Thomas confirmed this is a Market data device. Do not shut down 8/29/06; was 0060720127
Cingular	994119676	MF SAL	MOBILE FINANCE	443-625-8009	BB	BB 7280	$ 240.00	$ 55.00		Russ ordered 5/12 for Mobile Finance 9: T Jaehnigen. Device 399.99 = 419.99 w/tax. 1/26/06;Thomas confirmed this is a Market data device. Do not shut down. Removed int'l data. 8/29/06; was 0060720127
Cingular	994119676	MF SAL	MOBILE FINANCE	443-625-8010	BB	BB 7280	$ 240.00	$ 70.00		Russ ordered 5/12 for Mobile Finance 10; Thomas Jaehnigen. Device 399.99 = 419.99 w/tax, 1/26/06;Thomas confirmed this is a Market data device. Do not shut down. 5/4/06; added int'l data back for Nan & JR's trip to London 5/12/06; to customer going to s
Cingular	994119676	MF SAL	MOBILE FINANCE	443-625-8011	BB	BB 7280	$ 240.00	$ 75.00		Russ ordered 5/12 for Mobile Finance 11; T. Jaehnigen; Device 399.99 = 419.99 w/tax, 1/26/06;Thomas confirmed this is a Market data device. Do not shut down. 3/3/06;Added int'l data roaming for JR. 8/29/06; was 0060720127
Cingular	994119676	MF SAL	MOBILE FINANCE	443-625-8012	BB	BB 7280	$ 240.00	$ 55.00		Russ ordered 5/12 for Mobile Finance 12. Thomas Jaehnigen. Device 399.99 = 419.99 w/tax. 1/26/06;Thomas confirmed this is a Market data device. Do not shut down. Removed int'l data. 5/4/06; added int'l data back for Nan & JR's trip to London. 7/6/06; ha
Cingular	994119676	MF SAL	MOBILE FINANCE	443-625-8481	BB	BB 7280	$ 240.00	$ 50.00		This will be Mobile Finance # 13. Device 419.99 w/tax plus shipping. 9/26/05 Carol notes as T Jaehnigen. 8/29/06; was 0060720127

A-6

TCS Proprietary and Confidential

TeleCommunication Systems, Inc.
MF-US Wireless equipment

Vendor	Account #	Dept	Employee	Cell Number	Device Type	Model	HW Cost	Monthly Cost	Contract End date	Notes
Cingular	994119676	MF SAL	MOBILE FINANCE IST	410-898-2730	BB	BB 7280	$ 240.00	$ 150.00		Mobile Finance 15. Was in Alexis Davis' name. 10/26/04 Kara added Int'l Data. 6/22- emailed Barry for Charge Code Code, per Kara: MF.USO MOF1.USA.MST 0523-03. 9/26/05 Carol notes as JR Atkinson 7/26/06; upgraded to int'l data @ $69.99.
Cingular	994119676	MF SAL	MOBILE FINANCE IST	410-713-0886		BB 6280	$ 240.00	$ 60.00		Aether purchased 3/4/04. 4/14 AWS says this device is a 6280. Charged 400.00 less 50.00. Emailed Russ 4/15 to confirm pricing & BB model. Russ has under Doug Stovall's name. 11/15/04: Alexis emailed IST is using. 12/10/04 Added int'l Data Plan @ 19.99 v
Cingular	994119676	MF SAL	MURPHY, MARY ANN	347-244-9200	BB	BB 7280	$ 240.00	$ 45.00		Aether purchased 3/12/04. ATW notes as Mary Ann & BB 7280. 2/17/06; lowered to a 4mb plan. 5/4/06; asked if I could shut down since she has a TCS BB. 5/18/06; requested a code from Dianna. MF.USO MOF1.USA.MST 0523-03
VZW	602828284-00028	MF SAL	MARKET DATA / GRAY , JENNY	443-855-0786	Combo	Treo 700	$ 550.00	$ 50.00	7/13/2007	
VZW	602829284-00028	MF SAL	MARKET DATA / GRAY, JENNY	443-695-4735	BB	Motorola Q	$ 320.00	$ 50.00	7/3/2007	$319.99. MF.USO MOF1.USA.MKC 0523-03
VZW	602829284-00028	MF SAL	MOBILE FINANCE	410-271-8651	BB	BB 7750	$ 200.00	$ 35.00		Device 309.99 plus tx 15.50. For Demo use by Mobile Finance Team. 1/12/06; emailed rep to lower to 10MB @ $29.99 6/19/06; moving to account 602829284-00028.
TCS mobeo	TCS1	MF SAL	GRAY, JENNY	1596-1889	BB	957	$ 20.00	$ 34.00		

A-7

TCS Proprietary and Confidential

TeleCommunication Systems, Inc.
MF-US Office Furnishings

Office No.	No. of Desks	Chairs	Tables	Book Shelves	Misc. Small File Cabinets
1	1	4	1	4	1
2	1	2	1	3	2
3	3	6	3	4	5
Total	5	12	5	11	8

TCS Proprietary and Confidential

A-8

SCHEDULE N

ASSIGNMENT AND ASSUMPTION AGREEMENT – EIGHT BLACK

          This Assignment and Assumption Agreement (this “Assignment and Assumption Agreement”) is made and entered into as of January 31, 2007, TeleCommunication Systems, Inc., a Maryland corporation, with offices at 275 West Street, Annapolis, Maryland (“Assignor”), and Stockgroup Media Inc., a British Columbia corporation (“Assignee”).

          WHEREAS, Assignor and Assignee are parties to that certain Asset Purchase Agreement, dated as of January 24, 2007 (the “Purchase Agreement”); WHEREAS, pursuant to the Purchase Agreement, Assignor has agreed to assign unconditionally and absolutely certain rights to Assignee in respect of certain agreements, and Assignee has agreed to assume certain obligations of Assignor in respect thereof.

          NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

          1.      Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings for such terms that are set forth in the Purchase Agreement.

          2.      Assignment and Assumption. Assignor hereby assigns, sells, transfers and sets over (collectively, the “Assignment”) to Assignee all of Assignor’s right, title, benefit, privileges and interest in, to and under the agreements and contracts set out in Attachment A hereto (the “Assumed Benefits”), and all of Assignor’s burdens, obligations and liabilities in connection therewith (the “Assumed Liabilities”) which shall become due for payment, performance or discharge, from and after the Closing Date. Assignee hereby accepts the Assignment and assumes and agrees to observe and perform all of the duties, obligations, terms, provisions and covenants, and to pay and discharge all of the liabilities of Assignor to be observed, performed, paid or discharged in connection with such Assumed Liabilities from and after the Closing Date.

          3.      Terms of the Purchase Agreement. The terms of the Purchase Agreement are incorporated herein by this reference. In the event of any conflict or inconsistency between the terms of the Purchase Agreement and the terms hereof, the terms of the Purchase Agreement shall govern.

          4.      Further Actions. Each of the parties hereto covenants and agrees, at its own expense, to execute and deliver, at the request of the other party hereto, such further instruments of transfer and assignment and to take such other action as such other party may reasonably request to more effectively consummate the assignments and assumptions contemplated by this Assignment and Assumption Agreement.

          5.      Successor and Assigns. All of the terms and provisions of this Assignment and Assumption Agreement shall be binding upon each party hereto and their respective successors and assigns, and shall inure to the benefit of each other party and its successors and assigns.

2

          6.      Governing Law. This Assignment and Assumption Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          7.      Counterparts. This Assignment and Assumption Agreement may be signed in two or more counterparts, all of which, taken together, shall be deemed to constitute one original Assignment and Assumption Agreement.

          IN WITNESS WHEREOF, the parties have executed this Assignment and Assumption Agreement as of the date first above written.

ASSIGNOR:	ASSIGNEE:

TELECOMMUNICATION SYSTEMS,	STOCKGROUP MEDIA INC.,
INC., a Maryland corporation	a British Columbia corporation

By: _____________________________________	By: _____________________________________

Name: _____________________________________	Name: _____________________________________

Title: _____________________________________	Title: _____________________________________

ATTACHMENT A

Assumed contracts and agreements include:

Distribution Agreements.

1.	MarketStream Distribution Agreement between Eight Black Partnership Pty. Ltd. and TeleCommunication Systems, Inc. effective as of March 4, 2006.

Schedule O

Mobile Finance Customer Lists

Part A – United States Paging Customers
Part B – United States marketStream Customers
Part C – Eight Black/Hutchison Customers
Part D – United States MarketClip and MarketClip Plus Customers
Part E – United Kingdom Customers
Part F – Benelux Customers
Part G – Spanish Customers

[R-S2]

ASTRO 98

Ed's Special Listing

03-Jan-07

Account Number Account Executive CompanyName	Address	Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
01-ABSOLUT J. Gray Absoulte Plus Management, LLC	230 Park Avenue Suite 922 New York NY, 10169 USA	Dino Cesario	212-370-2501		1	F169.00	$169.00	$169.00
01-AEXBNK1 J. Gray American Express Bank	3 World Financal Center 200 Veasey Street New York New York, USA	Brett Glenn	212-640-3751	212-640-4194	1	F123.00	$123.00	$123.00
01-AEXBNK2 J. Gray American Express Bank	3 World Financal Center 200 Veasey Street New York New York, USA	Michael Agaisse	212-640-3751	212-640-4194	1	F123.00	$123.00	$123.00
01-AEXPBNK J. Gray American Express Bank	3 World Financal Center 200 Veasey Street New York New York, USA	Michael Briody	212-640-3751	212-640-4194	1	F123.00	$123.00	$123.00
01-AIG M.Murphy AIG Financial Products Group	50 Danbury Road Wilton CT, 06897 USA	Gary Davis	203-861-6101	203-861-6199	1	F134.29	$134.29	$134.29
01-BAKDEA J. Gray Deanna Baker	29 Lawrence Lane Bay shore NY, 11706 USA	Deanna Baker	631-968-4440	631-968-4764	1	P69.95	$69.95	$69.95

[R-S2]

Page 1 of 33

Account Number Account Executive CompanyName	Address	Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
01-BANCNAZ M.Murphy Banca Nazionale Del Lavoro	51 West 52nd Street New York NY, 10019	Eleanor M.	212-489-0607	212-956-4297	2	F135	$135.00	$270.00
01-BANCODE M.Murphy Banco De Santander	45 East 53rd Street 3rd Floor New York NY, 10022	David Lines USA	212 350-3567	212-350-3535	1	F159.44	$159.44	$159.44
01-BARNY M.Murphy Barclays Bank Capital	200 Park Avenue New York NY, 10166	John Wojck USA	212 412-1429		12	F108.05	$108.05	$1,296.60
01-BEA M.Murphy Credit Suisse Asset Management, LLC	Eleven Madison Avenue 24th Floor New York NY,	April Sommese USA	212-875-3755		1	F175.39	$175.39	$175.39
01-BEAR M.Murphy Bear Stearns & Company Inc.	320 Park Avenue 14th Floor New York NY, 10022	Arlene Stein USA	212-272-5709	212-272-2314	32	F115	$115.00	$3,680.00
01-BENMET J. Gray Benmet	475 Fifth Avenue Suite 606 New York NY, 10017	Derek Benham USA	212-972-8800	212-972-8802	1	S137.12	$137.12	$137.12
01-BHFBNK M.Murphy PB Capitol	230 Park Avenue 19th Floor New York NY, 10169	Randy Paray USA	212-756-5913		1	F106.3	$106.30	$106.30
01-BNKJ2 M.Murphy Julius Baer Investment Management	330 Madison Avenue Floor 12 New York NY, 10017	Sam Griffith USA	212-297-3859	212-297-1936				

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Page 2 of 33

Account Number Account Executive CompanyName	Address		Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
						1	F148.81	$148.81	$148.81
01-BNKJBAE M.Murphy Julius Baer Investment Management	330 Madison Avenue Floor 12 New York	 NY, 10017	Sam Griffith USA	212-297-3859	212-297-1936				
						3	F133.77	$133.77	$401.31
01-BOANY M.Murphy Bank of America	Trading Tech Support - 26 Broadway, 14th Floor New York	 NY, 10004	Roberrt Maltempi USA	212-747-2469	212-836-5140				
						9	F123.96	$123.96	$1,115.64
01-CAXTON M.Murphy Caxton Corporation	500 Park Ave. 8th Floor New York	 NY, 10022	Vivian Allen USA	212-593-7700	212-593-1570				
						1	F170	$170.00	$170.00
01-CAYLON J. Gray Caylon	1301 Avenue of the 17th floor New York	 NY, 10019	Mitalee Das USA	212-261-7292					
						1	F152.00	$152.00	$152.00
01-CHARTER M.Murphy Charter Atlantic Securities Co., Inc.	200 Park Avenue, 46th New York	 NY, 10166	Francis Etchie USA	212-681-3126	212-681-3212				
						1	F175.39	$175.39	$175.39
01-CHASE M.Murphy JP Morgan Chase FX	270 Park Avenue 6th Floor New York	 NY, 10017	Diana Mungo David Puth USA	212-834-5333	212-834-6586				
						20	F118.34	$118.34	$2,366.80
01-CHEM4 M.Murphy JP Morgan Chase	270 Park Avenue 6th Floor New York	 NY, 10017	Diana Mungo USA	212-834-5333	212-834-6586				
						2	F118.34	$118.34	$236.68

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Page 3 of 33

Account Number Account Executive CompanyName	Address	Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
01-CITIBNK **M.Murphy** Citibank	283 King George Road Bldg B, 3rd Flr, Sec A Warren NJ, 07059	Jackie Segovia Jackie Segovia USA	212-291-3671		25	F115	$115.00	$2,875.00
01-CITIPB **M.Murphy** Citibank Private Banking	153 East 53rd Street 16th Floor Zone 19 New York NY, 10043	W. Hatta USA	212-559-9135	212-793-6287	1	F148.81	$148.81	$148.81
01-DEAN **M.Murphy** Morgan Stanley	75 Varick Street 6th Floor New York NY, 10013	Pat Haskins USA	212-392-7979	212-392-1736	5	F195	$195.00	$975.00
01-DEUTBNK **M.Murphy** Deutsche Bank Securities, Inc.	60 Wall Street, 9th Flr MS NYC 60-0910 New York NY, 10005	Sharon D Souza USA	212-250-9853	212-797-0773	9	F125	$125.00	$1,125.00
01-DGBANK **M.Murphy** DG Bank	609 5th Avenue 6th Floor New York NY, 10017	Emile Kattan USA	212-745-1415	212-745-1436	1	F144.06	$144.06	$144.06
01-DRESBNK **R.Appling** Dresdner Kleinwort Benson	1301 Avenue of the 10th Floor New York NY, 10019	Gus Kalargiros USA	212-429-2038	212-429-2696	4	F143.5	$143.50	$574.00
01-DS **J. Gray** c/o Reichman Lazaroff	5 Hillside Avenue Tenafly NJ, 07670	Daniel Shak USA	201 871-0175	201-569-6915	1	F143.5	$143.50	$143.50
01-DUQUES **J. Gray** Duquesne Capital Management	40 West 57th Street 25th Floor New York NY, 10019	Joe Mansfield	212-404-1140	212-404-1129				

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Page 4 of 33

Account Number Account Executive CompanyName	Address		Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
						4	F127.55	$127.55	$510.20
01-EAGLE J. Gray Eagle Trading Systems Inc.	47 Hulfish St. Suite 410 Princeton	NJ, 08542	Amy Tillman USA	609-688-2060	609-497-5813				
						1	F159.5	$159.50	$159.50
01-FEDFOR M.Murphy Federal Reserve Bank of NY	33 Liberty Street Markets Group New York	NY, 10045	Leslie Ewing USA	212-720-6824	212-720-7462				
						1	F175	$175.00	$175.00
01-FIMATMM M.Murphy Fimat USA, LLC	630 Fifth Avenue Suite 500 New York	New York,	Gladys USA	646-557-7577	646-557-8850				
						2	E154.35	$154.35	$308.70
01-FMA M.Murphy Franklin Mutual Advisers	51 John F. Kennedy Short Hills	NJ, 07078	Marisa Ranu USA	973-912-2103	201-912-0147				
						1	F128.63	$128.63	$128.63
01-FORCAST J. Gray Greenbriar Forcast	33 Greenbriar Drive Chappaqua	NY, 10514	Franco Marsico	914-238-0255	914-238-0133				
						1	F175	$175.00	$175.00
01-FSTBOST M.Murphy Credit Suisse First Boston LLC	11 Madison Ave 5th Floor New York	NY,	William Conti USA	212-325-5599	212-325-8169				
						22	F148.81	$148.81	$3,273.82
01-FXCON J. Gray Foreign Exchange Concepts, Inc.	225 W. 34th Street 7th Floor, Suite 710 New York	NY, 10122	Jonathan Clark USA	212-554-6830	212-554-6903				
						5	F159.44	$159.44	$797.20

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Page 5 of 33

Account Number Account Executive CompanyName	Address	Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
01-GELLOS J. Gray Philip Gellos	116 Radio Circle Suite 206 Mount Kisco NY, 10549	Philip Gellos	914-241-0520	914-241-1396	1	F160	$160.00	$160.00
01-GENBANK M.Murphy Fortis Bank	520 Madison Ave 3rd Floor New York NY, 10022	Ed Stapleton usa	212-838-3705	212-644-1581	1	F160	$160.00	$160.00
01-GIROZ M.Murphy Erste Bank	280 Park Avenue West Building - 32nd Floor New York NY, 10017	Ed Carvana USA	212 909-0724		1	F143.5	$143.50	$143.50
01-GOLDNY M.Murphy Goldman Sachs	1 New York Plaza 35th Floor New York NY, 10004	Cathy Geczik USA	917-343-8605	917-343-1706	34	F144.62	$144.62	$4,917.08
01-GOVT M.Murphy Monetary Authority of Singapore	17 State Street 25th Floor New York NY, 10004	Cindy Liu USA	212-809-1900		2	F175.39	$175.39	$350.78
01-GRAPH J. Gray AT Global Management LP	Two Grand Central Tower 140 East 45th Street 16th New York New York,	Stephen Klein USA	212-661-0725		1	F175	$175.00	$175.00
01-GREEN M.Murphy Greenwich Capital Markets	600 Steamboat Road Greenwich CT, 06830	Donna Haynes USA	203-618-6115		2	F159.5	$159.50	$319.00
01-HSBC M.Murphy HSBC Securities, Inc.	545 Washington Blvd 9th Floor Jersey City NJ, 07310	Brewster Miner USA	201-386-7005	201-386-7492				

[R-S2]

Page 6 of 33

Account Number Account Executive CompanyName	Address	Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
					29	F143.5	$143.50	$4,161.50
01-HYPOVE2 M.Murphy Hypovereins Bank	150 East 42nd St 30th Floor New york ny, 10017	Helpdesk - Boris USA	212-672-5611	212-672-5560				
					1	F199	$199.00	$199.00
01-HYPOVER M.Murphy Hypovereins Bank	150 East 42nd St 30th Floor New york ny, 10017	Helpdesk - Boris USA	212-672-5611	212-672-5560				
					2	F160	$160.00	$320.00
01-ING2BNK M.Murphy ING US Financial Services Corp.	1325 Avenue of the New York NY, 10055	Troy Carson USA	646-424-6690	646-424-6420				
					6	F150	$150.00	$900.00
01-ITOCHU J. Gray Itochu Financial Services, Inc.	335 Madison Ave. 23rd Floor New York NY, 10017	R. Rajan USA	212-818-8069	212-818-8497				
					1	F106.3	$106.30	$106.30
01-JPMCHAS M.Murphy JP Morgan Chase	270 Park Avenue 44th Floor New York NY, 10017	David E. Morgan USA	646-534-8376	646-534-8431				
					8	F118.34	$118.34	$946.72
01-KINGCAP M.Murphy Kingdon Capital Management	152 West 57th Street 50th Floor New York NY, 10019	Kerri Chaisson USA	212-333-0110	212-582-2636				
					1	F144.06	$144.06	$144.06
01-LEHMAN M.Murphy Lehman Brothers	745 7th Avenue 12 th Flr New York NY, 10019	Jeff Sansevera USA	212-526-4519	212-526-6969				
					8	F154.13	$154.13	$1,233.04

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Account Number Account Executive CompanyName	Address		Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
01-LEHMANA M.Murphy Ark Asset Management Inc.	125 Broad Street New York	NY, 10004	Peter Iaconis USA	212-487-5140		1	F186.02	$186.02	$186.02
01-LEUMIFX M.Murphy Bank Leumi-F/X	139 Centre Street, 9th New York	NY, 10013	Bob Giordano USA	212-626-1150	343-5212	1	F164.76	$164.76	$164.76
01-LOEWSCO M.Murphy Loews Corporation	667 Madison Avenue 7th Floor New York	NY, 10021	Diane Rogers USA	212-521-2872	212-521-2858	2	F150	$150.00	$300.00
01-MANFIN M.Murphy Man Financial Inc.	717 5th Avenue 9th Floor New York	NY, 10022	Joe Texido USA	212-589-6520	212-589-6269	1	F160	$160.00	$160.00
01-MCGOORT J. Gray William McGoorty	40 Stone Hedge Drive East Windsor	NJ, 08520	William USA	609-448-1356	609-448-0395	1	E129	$129.00	$129.00
01-MERRILL M.Murphy Merrill Lynch Capital Markets	4 World Financial Center 15th Floor New York	NY, 10281	Tom Garske Tom Garske USA	212-449-2521 212-449-2521	212-449-0493 212-449-0493	20	F125	$125.00	$2,500.00
01-MIRMAZ J. Gray Mazin Mirza	201 West 17th Street Apt 3A New York	New York,	Mazin Mirza USA	203-708-6524		1	F144.62	$144.62	$144.62
01-MITSUC2 M.Murphy Mitsui & Co. Precious Metals, Inc.	200 Park Avenue 36th Floor New York	NY, 10166	Tim Gardiner USA	212-878-4127	212-878-4009				

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Account Number Account Executive CompanyName	Address	Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
					1	F170.07	$170.07	$170.07
01-MITSUCO M.Murphy Mitsui & Company (USA) Inc.	200 Park Avenue 36th Floor New York NY,	Maryann USA	212-878-4203					
					3	F170.07	$170.07	$510.21
01-MITSUNY M.Murphy Bank of Tokyo- Mitsubishi	1251 Avenue of the 11th Floor New York NY, 10020	Ms. Mayumi USA	212-782-6732	212-782-6855				
					15	F095	$95.00	$1,425.00
01-MITSUTR M.Murphy Mitsubishi UFJ Trust & Baning Corp.	Foreign Exchange Group 520 Madison Avenue, 25th New York NY, 10022	Helene Trueb USA	212-891-8382	212-752-1916				
					4	F159.44	$159.44	$637.76
01-MIZUHO M.Murphy Mizuho Corporate Bank Ltd.	1251 Avenue of the 30th Floor New York NY, 10020	Noriko Seki Usa	212-282-3823	212-354-7383				
					15	F148.81	$148.81	$2,232.15
01-MOORE M.Murphy Moore Capital Management, Inc.	1251 Avenue of the 53rd Floor New York NY, 10020	Rita Martell USA	212-782-7395	212-642-7655				
					1	F175.39	$175.39	$175.39
01-MORSTAN M.Murphy Morgan Stanley & Co., Inc.	IT Finance 750 7th Avenue, 34th Flr New York NY, 10036	Desiree Ally Rachel Vargas USA	212-761-1951 212-761-4205	212-761-0776				
					15	F138.18	$138.18	$2,072.70
01-MORSTN2 M.Murphy Morgan Stanley	750 7th Avenue 34th Floor New York NY, 10036	Desiree Ally USA	212-761-1951					
					3	F120	$120.00	$360.00

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Account Number Account Executive CompanyName	Address	Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
01-MTBNK **M.Murphy** M&T Bank	One M&T Plaza 3rd Floor Treasury Dept. Buffalo NY, 14203	Brian Taylor USA	716-842-5118	716-842-2336	1	F175.39	$175.39	$175.39
01-NATAUS **M.Murphy** National Australia Bank	245 Park Avenue 28th Floor New York NY, 10167	Louisa Kaye USA	212-916-9521	212-949-9515	3	F159.44	$159.44	$478.32
01-NATWEST **M.Murphy** Royal Bank of Scotland	600 Steamboad Road Greenwich CT, 06830	Donna Haynes USA	203-618-6115		1	F186.02	$186.02	$186.02
01-NBC **M.Murphy** National Bank of Canada	65 East 55th Street Park Ave Tower 31st Flr New York NY, 10022	Theresa Oconnor USA	212-632-8652	212-632-8727	1	F100	$100.00	$100.00
01-NORDEA **J. Gray** Nordea Bank- New Yrok	437 Madison Avenue 21st Floor New York NY, 10022	Mick Ankjaer USA	212-371-1890		2	F159.44	$159.44	$318.88
01-NORODI **J. Gray** Norodin Investment Management LP	165 Mason Street 2nd Floor Greenwich CT, 06830	Roberto Vidal USA	203-413-2050	203-413-2055	1	F175	$175.00	$175.00
01-NORSKE **M.Murphy** Den Norske Bank	200 Park Avenue 31st Floor New York NY,	Cliff Queen USA	212-681-2550	212-681-3800	2	F143.5	$143.50	$287.00
01-NORTHVI **M.Murphy** NIC Holding Corp.	25 Melville Park Road Melville NY, 11747	Jeff Kraus USA	516-293-4700	516-293-4780				

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Account Number Account Executive CompanyName	Address		Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
						1	E132.74	$132.74	$132.74
01-NYCINV House Mary Ann's demo units in New York	92-36 51st Avenue Elmhurst	NY, 11373	Mary Ann USA	718-592-3235					
						4	J0.00	$0.00	$0.00
01-OSVPART M.Murphy OSV Partners Inc.	2 Greenwich Office Park Greenwich	CT, 06831	Fred Gatling USA	203-861-0995	203-655-6318				
						1	F127.55	$127.55	$127.55
01-PAOLINS J. Gray Stephen A. Paolino	63 Cornwells Beach Road Sands Point	NY, 11050	Stephen A. USA	516-487-9100	516-487-9103				
						1	F175	$175.00	$175.00
01-PARIBAS M.Murphy Paribas Corporation	787 7th Avenue 29th Floor New York	NY, 10019	Alexandra Kang USA	212 841-2127	212-841-2335				
						4	F123.00	$123.00	$492.00
01-PBF M.Murphy Pru-Bache Global Markets	1 New York Plaza 13th Floor New York	NY,	James Bovery USA	212--778-4214	212-778- 3980				
						4	F102.00	$102.00	$408.00
01-PHIBRO J. Gray Phibro Inc.	500 Nyala Farms Westport	CT, 06880	Ken Hamburger USA	203-221-6170	203-221-6716				
						1	E129	$129.00	$129.00
01-PRUDENT M.Murphy Prudential Securities Inc. (precious me)	One New York Plaza New York	NY, 10292	John Fallon	212-778-4653	212-778-6645				
						2	F102.00	$102.00	$204.00

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Account Number Account Executive CompanyName	Address		Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
01-PRUDGLO M.Murphy Prudential Global Advisors	2 Gateway Center 3rd Floor Newark	NJ, 07102	Greg DeSalvo USA	973-802-7322					
						1	F159.44	$159.44	$159.44
01-PTC J. Gray Pechiney World Trade - PTC Division	8770 West Brynmawr Chicago	IL, 60631	Judy Porta USA	773-399-3574	773-399-8404				
						1	S101.87	$101.87	$101.87
01-RTC J. Gray Renaissance Technologies Corp.	600 Route 25-A East Setauket	NY, 11733	Mary Ann USA	631-246-5550	631-246-5761				
						1	F128.63	$128.63	$128.63
01-SACADV M.Murphy SAC Capital Advisors	72 Cummings Point Road Stamford	CT, 06902	Rick Servidio USA	203-890-2162	203-614-2377				
						1	F199	$199.00	$199.00
01-SAPRIO M.Murphy Jim Sapiro	1 Liberty Plaza 2nd Floor New York	Ny, 10008	Jim Sapiro	212-858-7490	212-858-7434				
						3	F150	$150.00	$450.00
01-SAUDIPE M.Murphy Saudi Petroleum International	527 Madison Ave 22nd Floor New York	NY, 10022	Mohammed USA	212-832-4044	212-446-9218				
						2	E105	$105.00	$210.00
01-SEMPRA M.Murphy Sempra Energy Trading	58 Commerce Rd. Stamford	CT, 06902	Mark Parrott USA	203-355-5302	203-861-6302				
						8	E129	$129.00	$1,032.00
						2	F150	$150.00	$300.00

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Page 12 of 33

Account Number Account Executive CompanyName	Address	Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
01-SILA2 **House** Sila Communications	11460 Cronridge Drive Owings Mills MD, 21117	Alex Stephenson						
					5	J0.00	$0.00	$0.00
01-SOCGEN **M.Murphy** Societe General	1221 Avenue of the 12th Floor New York NY, 10020	Eric Wong USA	212-278-5034	212-278-5095				
					1	S133.77	$133.77	$133.77
					9	F133.77	$133.77	$1,203.93
01-SOROSFM **M.Murphy** Soros Fund Management, LLC	888 7th Avenue 32nd Floor New York NY, 10106	Steve Kerstein USA	212-320-5417	917-206-0740				
					2	F175	$175.00	$350.00
01-SPECTRA **House** Spectra Capital, LLC	190 East 72nd Street #8C New York New York,	Richard Marquit USA	212-396-2775					
					1	F143.5	$143.50	$143.50
01-STANAM **J. Gray** Mitsui Bussan Commodities (USA) Inc.	200 Park Avenue 36th Floor New York NY, 10166	Steven Kanner USA	212-878-4194					
					1	S125	$125.00	$125.00
01-STANDA2 **M.Murphy** Standard Charter Bank	1 Madison Avenue 3rd Floor New York NY, 10010	Max Kofman USA	212-667-0556					
					6	F159.44	$159.44	$956.64
01-SUMNY **M.Murphy** Sumitomo Trust & Bank Co.Ltd.	527 Madison Avenue 3RD Floor New York NY, 10022	Cynthia Lo USA	212-303-9354	212-418-4892				
					5	F186.02	$186.02	$930.10

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Account Number Account Executive CompanyName	Address	Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
01-SVENSK M.Murphy Svenska Hanlesbanken	875 3rd Avenue 4th Floor New York NY, 10022 USA	David Lapin	212-326-5120					
					5	F125	$125.00	$625.00
01-TDSEC1 M.Murphy TD Securities (USA) LLC	31 West 52nd Street New York NY, 10019 USA	Roger Ferguson	212-827-7676	212-849-6001				
					1	F199	$199.00	$199.00
					1	P59.95	$59.95	$59.95
01-TGORDON J. Gray Thomas W. Gordon	3 Braden Place Cornwall on NY, 12520 USA	Thomas W.	212-590-1513	212-534-7050				
					1	E129	$129.00	$129.00
01-THALER J. Gray Michael Thaler	375 South End Avenue New York NY, 10280 USA	Michael Thaler	212-912-0737	212-912-0737				
					1	E132.74	$132.74	$132.74
01-TMARINE J. Gray Poseidon Services, Inc.	39 East 51st Street 2nd Floor New York NY, 10022 USA	Christine	212-486-7485	212-421-8943				
					1	F180.7	$180.70	$180.70
01-TRIBEC M.Murphy Tribeca Global Mgmt (Citigroup Alt Inv	399 Park Avenue 7th Floor New York NY, 10022 USA	Raymond						
					2	F135	$135.00	$270.00
01-TUDOR M.Murphy Tudor Investment	1275 King Street Greenwich CT, 06831 USA	Steven	212-602-6744	212-385-2578				
					2	F116.69	$116.69	$233.38

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Page 14 of 33

Account Number Account Executive CompanyName	Address	Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
01-UFJBNK M.Murphy Bank of Tokyo-Mitsubishi UFJ, LTD,	1251 Avenue of the New York NY,	Steve Negron USA	212-782-4000	212-754-1319	2	F154.78	$154.78	$309.56
01-WAGSTOT J. Gray Wagner Stott Mercator, LLC	14 Wall Street New York NY, 10005	Donald Stott USA	212-720-4760	212-720-4747	1	F125	$125.00	$125.00
01-WAREXCO J. Gray Warex Terminals Corporation	1 South Water Street Newburgh NY, 12550	Gus Schiesser	914-561-4000	914-562-4500	3	E129	$129.00	$387.00
01-WEIL R.Appling Raymond Weil Company	587 5th Avenue-4th Floor New York NY, 10017	Stewart Parness USA	212 355-3350		1	F130	$130.00	$130.00
01-WILLOW J. Gray Willowbridge Associates Inc.	101 Morgan Lane Plainsboro NJ, 08536	Jim Odonnell USA	212 836-5536		3	F180.7	$180.70	$542.10
03-ABN J. Gray ABN-AMRO Bank - F/X	540 West Madison 28th flr Chicago IL, 60661	Tom Berthold USA	312-904-7078	312-904-4006	9	F144.56	$144.56	$1,301.04
03-ADMIN House Aether Admin Units	11460 Cronridge Drive Owings Mills MD, 21117	Thomas	443.394.5388		4	J0.00	$0.00	$0.00
03-ALTMET J. Gray Atlanta Metal, Inc.	75 Airline Street Atlanta GA, 30312	Rick Golsen USA	404-688-6278	404-577-3220				

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Account Number Account Executive CompanyName	Address		Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
						1	S101.87	$101.87	$101.87
03-ANIXTER J. Gray Anixter, Inc.	2301 Patriot Blvd mailstop 1N Glenview	IL, 60025	Wendy Biondo USA	224-521-8321					
						1	F159.44	$159.44	$159.44
03-APPLE J. Gray Apple Computer, Inc.	1 Infinite Loop MS 3013-TR Cupertino	CA, 95014	Gary Wipfler USA	408-974-3130	408-974-0648				
						1	F106.3	$106.30	$106.30
03-ARCHMET J. Gray Arch Metals, Inc.	218 E. Courtois Street Saint Louis	MO, 63111	Larry S. USA	314-544-4744	314-544-5099				
						1	S128.63	$128.63	$128.63
03-ARROW J. Gray Arrow Metals Trading, Inc.	9348 Olive Blvd St. Louis	MO, 63132	Karen Clarke USA	314-997-2225	314 726-2638				
						1	S137.12	$137.12	$137.12
03-ASPRASE J. Gray Emmanuel Aspras	3 Park Place Dover	NJ, 07801	Emmanuel	973-299-5937	973-316-4747				
						1	P69.95	$69.95	$69.95
03-BECKAL J. Gray Beck Aluminum	414 West 5th Street Auburn	IN, 46706	Jim VerHage USA	219-925-9275	219-925-9406				
						2	S099	$99.00	$198.00
03-BNKMON J. Gray Bank of Montreal - Chicago	115 South LaSalle 19th Floor Chicago	IL, 60603	Tom Berry USA	312-845-4025	312-845-4029				
						15	F159.44	$159.44	$2,391.60

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Page 16 of 33

Account Number Account Executive CompanyName	Address	Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
03-BOKER J. Gray Boker Investment Management	660 N. Rush Street Chicago IL, 60611	Mary Jane Stach USA	312-640-7000		3	F180.7	$180.70	$542.10
03-BOYLERD J. Gray Dan Boylen	18900 Kildeer Ave. Cleveland OH, 44119	Dan Boylen USA	216-531-1737		1	P69.95	$69.95	$69.95
03-BRADMAR J. Gray Bradford & Marzec, Inc.	333 South Hope Street Suite 4050 Los Angeles CA, 90071	Sean Casey USA	213-687-9170	213-687-9189	1	F175	$175.00	$175.00
03-CANMAN J. Gray Can Man Recycling	2840 E. Division PO Box 3889 Springfield MO, 65803	Rich Coffman USA	417-865-9333		1	S101.87	$101.87	$101.87
03-CARMODD J. Gray Dan Carmody	141 West Jackson Street Suite 1810-A Chicago IL, 60604	Dan Carmody USA	312-751-0659		1	P69.95	$69.95	$69.95
03-CASCADE J. Gray Cascade Investments	2365 Carillon Point Kirkland WA, 98033	Michael Larson USA	425-803-0720	206-889-0288	2	F106.3	$106.30	$212.60
03-CENTENR J. Gray Centaurus Energy	3700 Buffalo Speedway Suite 720 Houston TX, 77098	Rosie Resendez USA	713-554-0555	832-615-8650	2	E149.00	$149.00	$298.00
03-CITADEL J. Gray Citadel Investments	131 South Dearborn Street Chicago Il, 60603	Chris Martin USA	312-497-0544	312-297-7403				

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Page 17 of 33

Account Number Account Executive CompanyName	Address	Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
					4	F150	$150.00	$600.00
03-CITYNAT J. Gray City National Bank	606 South Olive Street Suite 300 Los Angeles CA, 90014	Peter Ro USA	213-347-2334	213-347-2336				
					6	F150	$150.00	$900.00
					2	F155	$155.00	$310.00
03-CLEVWI J. Gray Cleveland Wire Recycling	5347 Meadow Wood Blvd. Lyndhurst OH, 44124	Michael USA	216-651-9750	440-460-1408				
					1	S125	$125.00	$125.00
03-COKE J. Gray Coca-Cola Company	1 Coca-Cola Plaza NAT558 Atlanta GA, 30313	Chris Nolan USA	404-676-7529					
					1	F186.02	$186.02	$186.02
03-COMBNK J. Gray Comerica Bank	3551 Hamlin Road Auburn Hills MI, 48326	Dennis Janowski USA	248-371-6811	248-371-6761				
					1	F130	$130.00	$130.00
03-COMOCO J. Gray Conoco, Inc.	600 North Dairy Ashford CH 3146 Houston TX,	Janice Stephan USA	281-293-2614					
					2	E129	$129.00	$258.00
03-CONENRG J. Gray Conective Energy Supply, Inc (DBA	180 Gordon Drive Suite 103 Exton PA, 19341	Jim Jacoby USA	610-524-1700	610-524-1572				
					1	E129	$129.00	$129.00
03-CORALEN J. Gray Shell Trading Gas and Power Company	909 Fannin Street Suite 700 Houston TX, 77010	Kendra USA	713-767-5310	713-265-5310				
					2	E129	$129.00	$258.00

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Account Number Account Executive CompanyName	Address	Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
03-COUNTY J. Gray County Oil Corp	130 Route 17 South Mahwah NJ, 07430 USA	Anna	201-529-1922	201-529-1670	1	E129	$129.00	$129.00
03-DAVENA J. Gray Andy Davenport	952 Herman Road Horsham PA, 19044 USA	Andy Davenport	215-643-0979		1	F199	$199.00	$199.00
03-DBRAND J. Gray David Brand	3212 Avenida Magoria Escondido CA, 92029 USA	David Brand David Brand	760-781-1252 619-781-1252		1	S101.87	$101.87	$101.87
03-DDODSON J. Gray Doug Dodson	5995 Avenida Encinas Carlsbad CA, 92008 USA	Doug Dodson	760-931-5700		1	P69.95	$69.95	$69.95
03-DENALI J. Gray DeNali Asset Management	5020 Anchor Way 2nd Floor Christiansted VI, 00820 USA	Scott Ramsey	312-332-7744	312-332-0879	1	F095	$95.00	$95.00
03-DONNERG J. Gray Gayle Donner	2375 Tryall Street Tustin CA, 92782 USA	Gayle Donner	949-263-0504		1	P69.95	$69.95	$69.95
03-FAREAST House Far East National Bank	350 South Grand Avenue 41st Floor Los Angeles CA, 90071 USA	Bruce Clark	213-687-1282		1	F150	$150.00	$150.00
03-FEDERAT J. Gray Fedreated Global Research	Federated Investors 1001 Liberty Ave., 25th Pittsburgh PA, 15222 USA	Amy Haugh	412-288-6817	412-288-7641				

[R-S2] Page 19 of 33

Account Number Account Executive CompanyName	Address		Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
						1	F150	$150.00	$150.00
03-FIFTH **J. Gray** Fifth/Third Bank ROBERT TULL	1404 E 9th Street Cleveland	OH, 44114	Robert Tull	800-827-5292	216-274-5355				
						1	F199	$199.00	$199.00
03-FIFTH2 **M.Murphy** Fifth Third Bank	38 Fountain Square Plaza MD 10903C Cincinatti	OH, 45263	David Hammerly USA	513-534-5585	513-579-4154				
						2	F175	$175.00	$350.00
03-FIFTH3 **J. Gray** Fifth Third Bank-Mark Wendling	1130 Beverly Hill Drive Cicinnati	Ohio, 45208	Mark Wendling USA	513-200-5150	513-579-4154				
						1	F199	$199.00	$199.00
03-FORTE **J. Gray** Joseph Forte	225 Fawn Hill Road Broomall	PA, 19008	Joseph Forte USA	610-353-6650					
						2	F133.77	$133.77	$267.54
03-FORTUN **J. Gray** Fortune Plastic and Metal, Inc.	8751 Maislin Drive Tampa	FL, 33637	Richard Gates USA	813-597-1829	813-914-9841				
						1	S129	$129.00	$129.00
03-FRITO **J. Gray** Frito-Lay Co.	7701 Legacy Drive Maildrop 4C66 Plano	TX,	Rob Schasel USA	972-334-5567	972-334-5832				
						2	E132.74	$132.74	$265.48
03-FSTNAT **J. Gray** M & T Bank	25 S. Charles St. - 12th Treasury - F/X Baltimore	MD, 21201	Sue Potenzone USA	410-244-4465					
						1	F159.44	$159.44	$159.44

[R-S2] Page 20 of 33

Account Number Account Executive CompanyName	Address	Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
03-FSTUNFX M.Murphy Wachovia Corporation	301 S. Tryon Street # M 7 Charlotte NC, 28212	Leslie USA	704-374-4158	704-383-8634				
					7	F125	$125.00	$875.00
					1	E129	$129.00	$129.00
03-FUNDERB J. Gray Curtis A. Funderburk	Energy Marketing Services PO Box 490 Spring Branch TX, 78070	Curtis A. USA	281-556-8878	281-556-9014				
					1	P69.95	$69.95	$69.95
03-FXSOLUT J. Gray FX Solutions	127 East Ridgewood Ridgewood NJ, 07450	Steve Cortright USA	201-345-2209	201-345-2211				
					1	F199	$199.00	$199.00
03-GETZDAV J. Gray David Getz	4130 South Wayne Ave Fort Wayne IN, 46807	David Getz	260-456-4786					
					1	P69.95	$69.95	$69.95
03-GKCAP J. Gray GK Capital Management, Inc.	180 North Stetson Suite 3250 Chicago IL, 60601	GARY USA	309-827-5550	309-827-2336				
					2	F186.02	$186.02	$372.04
03-GNPCOM J. Gray GNP Commodities	30 South Wacker Suite 901 Chicago IL, 60606	Douglas USA	312-580-5355	312-580-5360				
					1	F114	$114.00	$114.00
03-GRAHAM J. Gray Graham Capital Management	40 Highland Ave Rowayton CT, 06853	Tom USA	203-975-5750	203-975-5758				
					1	F138.18	$138.18	$138.18

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Page 21 of 33

Account Number Account Executive CompanyName	Address	Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
03-HHMEDIN J. Gray Howard Hughes Medical Institute	4000 Jones Bridge Road Chevy Chase MD, USA	Gao, Jun	301-215-8673		1	F186.02	$186.02	$186.02
03-HIGHTI J. Gray High Tide Metals, Inc.	PO BOX 14139 Charleston SC, 29422 USA	Neil Fisher	843-723-7821	843-723-7824	1	S119.00	$119.00	$119.00
03-HOOPER J. Gray Will Hooper	40 Dunminning Road Newton Square PA, 19073 USA	Will Hooper	610-727-3021		1	P69.95	$69.95	$69.95
03-HYDROC M.Murphy Hydrocarbon Exchange Corp	5910 North Central Suite 1380 Dallas Texas, 75206 USA	Daniel Britton	214-987-0257	214-987-0670	1	E129	$129.00	$129.00
03-ILSCHOL House Illinois School System	Economics Dept Morgan 1744 West Pryor St. Chicago IL, 60633	Dr. Andrea Rack	773-646-3682		1	F001	$1.00	$1.00
03-INTGINV J. Gray Integra Investment Management, LP	301 Yamato Road Suite 3115 Boca Raton Fl, 33431 USA	Bruce Levinson	561-999-5579		3	F150	$150.00	$450.00
03-INTMET J. Gray Aaron Metals	750 105th Avenue Oakland CA, 94603 USA	Paul Forkash	510-569-6767	510-569-5783	1	S129	$129.00	$129.00
03-JARVME The Commodity Shop Jarvis Metals	7825 Olive Avenue PO Box 1943 Lubbock TX, 79408 USA	David Bayouth	806-744-7091	806-744-0909				

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Account Number	Account Executive	CompanyName	Address	Sales Contact	Dealer Contact	Telephone	Fax	Total Units	Service Code	Unit Cost	Extended Cost
								1	S119.00	$119.00	$119.00
03-JEFCO2	J. Gray	Jefferies Asset Management, LLC	Harborside Financial Plaza 3, 7th Flr, Suite 3705 Jersey City NJ, 07311	Larry Heinemann	USA	212-336-7368		1	F144	$144.00	$144.00
03-Jensen	The Commodity Shop	Miller Compressing Company	1640 West Bruce Milwaukee WI, 53204	Mike Jensen		414-671-7191		2	S129	$129.00	$258.00
03-KCCO	J. Gray	KC-CO II, L. L. C.	311 S. Wacker Drive, Suite Chicago IL, 60606	Dave Glomski	USA	312-554-3000	312-554-3033	2	F159.44	$159.44	$318.88
03-KETCHC	J. Gray	Ketch Capital Management LLC	623 West Fullerton Pkwy Chicago IL, 60614	Dan Goldman		773-871-1513	773-871-1513	1	F130	$130.00	$130.00
03-KEYBANK	J. Gray	Key Bank	127 Public Square 4th Floor Cleveland OH, 44114	Richard Owens	USA	216-689-5213	216-689-0255	6	F100	$100.00	$600.00
03-KOLTON	J. Gray	Anthony Kolton	474 North Lakeshore Drive Chicago IL, 60611	Anthony Kolton	USA	312-987-0055	312-987-9046	1	P69.95	$69.95	$69.95
03-kolton2	J. Gray	Logical Information Machines, Inc.	121 West Madison Suite 1200 Chicago IL, 60602	Anthony Kolton	USA	312-987-0055	312-987-9046	1	P69.95	$69.95	$69.95

[R-S2] Page 23 of 33

Account Number Account Executive CompanyName	Address	Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
03-KRONIND J. Gray Bruce Kronick	3101 East Hennepin Minneapolis MN,	Bruce Kronick USA	612-331-8080	612-331-8083	1	S125	$125.00	$125.00
03-KURZ J. Gray Lily POND Capital Management	450 Park Avenue Suite 2103 New York NY, 10022	Kurz, Howard USA	212-906-0033	212-906-9040	1	F175	$175.00	$175.00
03-LAKE J. Gray Lakeside NonFerrous Metals	412 Madison Street Oakland CA, 94607	Lester Finkel USA	510-444-5466	510-444-1204	1	S101.87	$101.87	$101.87
03-LANGLEY J. Gray Langley Recycling	Langley Recycling of 503 Branner St. Topeka KS, 66607	Jeff Ross USA	785-234-2691	816-924-7949	1	S099	$99.00	$99.00
03-LIBRI J. Gray Libri Partners Limited	14787 Ladys Secret Drive Rancho Sante Fe CA, 92067	George USA	858-759-1318		1	F159.44	$159.44	$159.44
03-LOUSCRA J. Gray LA Scrap	2200 Cameron Street Lafayette LA, 70506	Tucker USA	337-356-4864		1	S119.00	$119.00	$119.00
03-MAGNA J. Gray Magna Alumium Refining, Inc.	400 E. Euclid Ave. Compton CA, 90222	Aron Shapiro USA	310-886-1700	310-886-1706	1	S128.63	$128.63	$128.63
03-MAHZEL J. Gray Mahzel Metals Inc.	325 N. Elizabeth Chicago IL, 60607	Donald USA	312-733-5500	312-733-0705				

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Account Number Account Executive CompanyName	Address		Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
						1	S128.63	$128.63	$128.63
03-MARATH2 J. Gray MarathonPetroleum Company LLC	539 South Main Street Room 6133 Findlay	OH, 45840	Danie Budde USA	419-421-2055					
						2	E129	$129.00	$258.00
03-MARKHAG J. Gray Guy Markham	922 Vista Del Rio Santa Maria	CA, 93458	Guy Markham USA	805-614-9596					
						1	P69.95	$69.95	$69.95
03-MATHIAS J. Gray Clifford Mathias	19419 CR 91 Coshocton	OH, 43812	Clifford Mathias USA	740-622-9932					
						1	P69.95	$69.95	$69.95
03-MCKENNW J. Gray William McKenna, Jr.	141 West Jackson Street Suite 1650 Chicago	IL, 60604	William USA	312-341-3130	312-341-7002				
						1	F130	$130.00	$130.00
03-METALAL J. Gray Metal Management Alabama	2020 Vanderbilt Road Birmingham	AL, 35234	Neil Fisher US	205-443-2704	205-808-0548				
						1	S125	$125.00	$125.00
03-METALCH J. Gray MetalChem, Inc.	1725 Washington Road Suite 400 Pittsburgh	PA, 15241	Bill Jeke USA	412-854-5220	412-854-4740				
						1	S125	$125.00	$125.00
03-METLMNG J. Gray Metal Management Chicago	500 North Dearborn Suite 600 Chicago	IL, 60610	Larry Snyder USA	312-644-8206					
						1	S125	$125.00	$125.00

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Page 25 of 33

Account Number Account Executive CompanyName	Address	Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
03-MIDENRG J. Gray MidAmerican Energy Holding	4299 N.W Urbandale Dr Urbandale IA, 50322	David Evans usa	515-242-4200	515-281-2460	2	E129	$129.00	$258.00
03-MILLJON J. Gray John Miller	614 Avenida San Juan San Clemente CA, 92672	John Miller USA	949-218-8229		1	F175	$175.00	$175.00
03-MTC J. Gray Metal Trading Corp.	16742 E. Berry Lane #150 Aurora CO,	Linda Peotter USA	303-699-6519	303-680-8593	2	S101.87	$101.87	$203.74
03-MTGSCRP J. Gray Montgomery Scrap Corporation	15000 Southlawn Lane Rockville MD, 20850	David Caffe USA	301-424-3000	301-424-3144	1	S110.00	$110.00	$110.00
03-NEWCO J. Gray Newco Metals	7268 South State Road #13 Pendleton IN, 46064	Steve Craver US	317-485-7721	317-485-6906	4	S110.00	$110.00	$440.00
03-NILES J. Gray Niles Iron & Metal Co. Inc.	700 South Main Street PO Box 166 Niles OH, 44446	Michael S. USA	330-652-0799	330-652-9760	1	S101.87	$101.87	$101.87
03-NORTHTR J. Gray Northern Trust Company	50 South LaSalle Street Chicago IL, 60675	Phil Herndon USA	312-444-5696		7	F119.06	$119.06	$833.42
03-NORWEST J. Gray Wells Fargo Bank	6th Street & Marquette Floor 13 N- 9305-130 Minneapolis MN,	John Beerling USA	612-667-8233					

[R-S2] Page 26 of 33

Account Number CompanyName	Account Executive	Address		Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
							3	F180.7	$180.70	$542.10
03-NYGARDN Neal Nygard	**J. Gray**	18320 Taywood Circle Apt 102 Brookfield	 WI, 53045	Neal Nygard USA	414--384-2000	1-262-794-0473				
							1	P59.95	$59.95	$59.95
03-OCALA Ocala Recycling	**J. Gray**	2402 NW 6th Street Ocala	 FL, 34475	Rich Bianculli USA	352-351-3383	352-351-4439				
							1	S128.63	$128.63	$128.63
03-OLIVEMI Michael Olive	**J. Gray**	2914 Coyle Ave Chicago	 IL, 60645	Michael Olive	773-251-2470	773-650-6419				
							1	F175	$175.00	$175.00
03-ORION Orion LGP	**M.Murphy**	905 Shady Grove Way West Chester	 PA, 19382	Dannie Cullen USA	610-399-6672					
							2	E129	$129.00	$258.00
03-PACIFIC Pacific Corp. Power Marketing	**J. Gray**	650 Northeast Holladay Suite 700 Portland	 OR, 97232	Ralph Currey/ USA	503-813-5318	503-813-5707				
							4	E129	$129.00	$516.00
03-PALICAP Pali Capital International Fixed Income	**The Commodity Shop**	650 5th Avenue 6th Floor New York	 New York,	Javier Sumavielle USA	212-259-5162					
							1	F130	$130.00	$130.00
03-PHOENIX Castle Peak Resources (Phoenix Oil &	**J. Gray**	509 Market Street Suite 810 Shreveport	 LA, 71101	Bill Templeton USA	214-361-5539	318-227-1486				
							1	E129	$129.00	$129.00

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Page 27 of 33

Account Number Account Executive CompanyName	Address	Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
03-PILTRAV J. Gray Pilot Travel Centers	5508 Lonas Road Knoxville TN, 37909	Danan Barker USA	865-588-7488	865-450-2810	1	P59.95	$59.95	$59.95
03-PNCFX J. Gray PNC Bank - Foreign Exchange	One PNC Plaza 249 5th Ave - 26th Floor Pittsburgh PA,	Charlotte USA	412-762-7751	412-762-4307	2	F102.9	$102.90	$205.80
03-POLLOCK J. Gray Pollock- Reading	East Huller Lane PO BOX 37 Temple PA, 19560	Scott Orr USA	610-926-1387	610-926-6744	1	S128.63	$128.63	$128.63
03-QUANTUM J. Gray Quantum Metals Inc	12145 Centrum Place Cincinnati OH, 45246	Mark Kalb USA	513-671-0144	513-671-0844	1	S125	$125.00	$125.00
03-RDIANA House Ray Diana	75 Danbury Road Apt B-6 Ridgefield CT, 06877	Ray Diana USA	203--438-9634		1	J0.00	$0.00	$0.00
03-REGION J. Gray Regional Recycling	906 Adamson St. SW Atlanta GA, 30315	Bill Lapdus	404-332-0018	404-332-0049	1	F130	$130.00	$130.00
03-RIVMET2 J. Gray River Metals	PO Box 4187 Louisville KY, 40204	Kent	859-291-5509	859-291-0085	1	S125	$125.00	$125.00
03-ROSECO2 J. Gray Rosenthal Collins Group	216 West Jackson 5th Floor Chicago IL, 60606	Mark DeRolf USA	312-795-7773	312-795-7845				

[R-S2] Page 28 of 33

Account Number Account Executive CompanyName	Address	Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
					1	F103.3	$103.30	$103.30
03-SAKUDEM J. Gray Richard Gibbs	10528 Old Woods Drive Harrison NY, 10528	Richard Gibbs USA	212-288-5093	212-288-2117				
					1	P69.95	$69.95	$69.95
03-SALIMT J. Gray SALIM TRADING CO INC	33 East 33rd Street Suite 1004 New York NY, 10016	Salim Nemainejad USA	212-679-6922	c/212-532-2199				
					1	F175	$175.00	$175.00
03-SANGAMO J. Gray Sangamon Trading, Inc.	222 West Adams #2200 Chicago IL, 60606	Jeff McKinnley USA	312-984-5070	312-641-7116				
					2	F181.24	$181.24	$362.48
03-SFI J. Gray Strategic Fixed Income LP	1001 19th Street North Suite 1400 Arlington VA, 22209	Patricia Arcoleo USA	703-812-8300					
					4	F186.02	$186.02	$744.08
03-SIEMEN J. Gray Siemens Capital Corporation	170 Wood Avenue South Iselin NJ,	Mark Cipollina USA	732-321-3042	732-321-3039				
					1	F159.44	$159.44	$159.44
03-SIMMONM J. Gray Mark Simmons	c/o Black & Caldwell 318 First Ave South 2nd Seattle WA, 98104	Mark Simmons USA	206-623-8874	206-623-8875				
					1	P69.95	$69.95	$69.95
03-SONAT J. Gray Scana Energy Marketing	1422 Burtonwood Dr. Gastonia NC, 28053	Kris Lyon USA	704-834-6686	704-834-6688				
					1	E129	$129.00	$129.00

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Page 29 of 33

Account Number Account Executive CompanyName	Address	Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
03-SOVERGN J. Gray Sovereign Bank	1500 Market Street, Center Concourse lvl MC 20-210- Philadelphia PA, 19102	Vincent USA	267-675-0679	267-675-0643	1	F175	$175.00	$175.00
03-STANFRD J. Gray Stanford Financial Group Ltd.	6075 Poplar Ave Suite 202 Memphis TN, 38119	David Footnote USA	901-680-5271		1	P69.95	$69.95	$69.95
03-SWANSTE J. Gray Steve Swanson	1200 17th St suite 2350 Denver CO, 80202	Steve Swanson	303-892-5616	303-446-2643	1	P59.95	$59.95	$59.95
03-TANGENT J. Gray Tangent Trading Company	714 Olympic Blvd. Suite 639 Los Angeles CA, 90015	Peter Faber USA	440-840-6707	213-743-9949OLD	1	S101.87	$101.87	$101.87
03-TERRAP J. Gray Terrapin Recycling	P.O Box 8778 Baltimore MD, 21240	Greg Rochlin USA	410-636-9655	410-636-9659	1	S099	$99.00	$99.00
03-TEXICAN J. Gray Texican Natural Gas Company	One Allen Center Suite 1150 Houston TX, 77002	Robert Blevins USA	713-650-6579	713-750-0982	2	E129	$129.00	$258.00
03-TEXICNG J. Gray Texican Natural Gas Company	One Allen Center Suite 1150 Houston TX, 77002	Robert Blevins USA	713-650-6579	713-750-0982	1	E129	$129.00	$129.00
03-TGELBGP House The Gelber Group	1812 Wilmetts Avenue Wilmette IL, 60091	Dan Munro USA	312-692-2814					

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Account Number Account Executive CompanyName	Address	Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
					2	F160	$160.00	$320.00
03-TORDHAI J. Gray Gabor Tordai	11151Aqua Vista Street #221 North CA, 91602	Gabor Tordai usa	818-769-3984					
					1	P69.95	$69.95	$69.95
03-UNSCRAP J. Gray Universal Scrap Metals Inc.	2500 West Fulton Street Chicago IL, 60602	Jason Zeid USA	312 666-0011	312-666-8515				
					1	S101.87	$101.87	$101.87
03-VALCORP J. Gray Valero Energy Corporation	Valero Marketing and One Valero Place San Antonio TX, 78212	Amy Olivaiez USA	210-370-5898	210-370-2766				
					3	E129	$129.00	$387.00
03-VALEROE J. Gray Valero Energy Corporation	Valero Marketing and One Valero Place San Antonio TX, 78212	Stacey Drzymala USA	210-345-2161					
					2	E129	$129.00	$258.00
03-VITOL J. Gray Vitol S.A., Inc	1100 Louisiana Street Suite 5500 Houston TX, 77002	Dana Lindstrom US	713-230-1000	713-230-1111				
					1	E129	$129.00	$129.00
03-WEBER J. Gray Weber Metals, Inc.	16706 Garfield Ave. Paramount CA, 90723	Bruce Hansen	562-602-0260	562-602-0577				
					1	S125	$125.00	$125.00
03-WEINMET J. Gray Wein Metals	801 Grant Building Pittsburgh PA, 15219	Robert Wein	412-261-5000	412-261-2069				
					2	S099	$99.00	$198.00

[R-S2] Page 31 of 33

Account Number Account Executive CompanyName	Address	Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
03-WELLS **J. Gray** Wells Fargo Bank	333 Market Street MAC#A0119-280 San Francisco CA, 94105 USA	Simon Fowles	415-396-2002	415-391-1370	15	F106.3	$106.30	$1,594.50
03-WESC **J. Gray** Williams Energy Services Company	One Williams Center Suite WRC24 Tulsa OK, 74172 USA	Rachel Mallinger	918-573-2504	918-561-6446	1	E129	$129.00	$129.00
03-WESTSID **J. Gray** West Side Metals	6400 Stock Avenue Cleveland OH, 44102 USA	Geoffrey Morris	216-961-3166	216-961-8166	1	S125	$125.00	$125.00
03-WFARGO **J. Gray** Wells Fargo	333 Market Street MAC#a0119-280 San Francisco CA, 94105 USA	Ann Hamilton	415-371-6502		10	F106.3	$106.30	$1,063.00
03-WOOST **J. Gray** Wooster Iron and Metal Co.	1375 Old Mansfield Drive Wooster OH, 44691 USA	Mark Shapiro	330-264-8956	330-262-0314	1	S099	$99.00	$99.00
03-XMEN **J. Gray** X-Men Partnership	520 Lake Cook Road Suite 105 Deerfield IL, 60015 USA	Jim Schneider	708-930-7800		1	F075	$75.00	$75.00
03-YEAGERJ **J. Gray** John M. Yeager	1055 Western Road Phoenixville PA, 19460 USA	John M. Yeager	610-935-2314		1	P69.95	$69.95	$69.95
03-YUMACO **J. Gray** Yuma Companies, Inc.	1177 West Loop South Suite 1825 Houston TX, 77027 USA	Sam Banks	713-968-7068					

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Account Number Account Executive CompanyName	Address	Sales Contact Dealer Contact	Telephone Telephone	Fax Fax		Total Units	Service Code	Unit Cost	Extended Cost
						1	P69.95	$69.95	$69.95
					TOTALS :	705			$91,936.30

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Dino

Special Listing - E

03-Jan-07

Account Number / CompanyName	Account Executive	Address	Sales Contact / Dealer Contact	Telephone / Telephone	Fax / Fax	Total Units	Service Code	Unit Cost	Extended Cost
06-AIG AIG Financial Products	**M.Murphy**	50 Danbury Road Wilton CT, 06897	Joe Tom USA	203-563-1926		2	U089.99	$89.99	$179.98
06-ARONMA Marc Aron	**J. Gray**	10641 Missouri Avenue Apt 303 Los Angeles CA, 90025	Marc Aron USA	310-666-0138		1	U089.99	$89.99	$89.99
06-BAKERS Steve Baker	**J. Gray**	3508 Belmar Blvd Neptune NJ, 07753	Steve Baker USA	516-829-8821	516-706-1157	1	U089.99	$89.99	$89.99
06-BEAR Bear Stearns	**Outercurve**	320 Park Avenue 14th Floor New York New York,	Michelle USA	212-272-		5	U099.99	$99.99	$499.95
06-BECKAL Beck Aluminum	**J. Gray**	212 Carnegie Center Suite 206 Princeton New Jersey,	Greg Gershuny USA	609-919-6326		1	U089.99	$89.99	$89.99
06-BOONEA N. Andrew Boone	**The Commodity Shop**	806 N. Killough Road Wynne AR,	Andy Boone USA	870-588-1030		1	U089.99	$89.99	$89.99

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Page 1 of 11

Account Number CompanyName	Account Executive	Address	Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
06-CASTOR Castor Americas Inc.	**J. Gray**	360 Madison Avenue 19th Floor New York New York, USA	Bruno Surace	646-421-2900		2	U099.99	$99.99	$199.98
06-COLT Colt Refining	**J. Gray**	12 A Star Drive Merrimack NH, 03054 USA	Harvey Gottlieb	603-429-9966		1	U059.99	$59.99	$59.99
06-DAVENA Andy Davenport	**J. Gray**	952 Herman Road Horsham PA, 19044 USA	Andy Davenport	215-643-0979	215-643-4709	1	U089.99	$89.99	$89.99
06-EMCCOR EMC Corporation	**J. Gray**	176 South Street Hopkinton MA, 01748 USA	Meg Edwards	508-293-6212	508-293-7169	1	U079.99	$79.99	$79.99
06-EMCCOR2 EMC Corporation	**J. Gray**	176 South Street Hopkinton MA, 01748 USA	Pamela	508-293-6415		1	U079.99	$79.99	$79.99
06-EPPSTJ Epp-Mar Metal Company	**J. Gray**	2319 Hartrey Avenue Evanston IL, 60201 USA	Joe Eppstein	847-866-7900		1	U059.99	$59.99	$59.99
06-ESLINV ESL Investments	**Outercurve**	200 Greenwich Avenue Greenwich CT, 06830 USA	Mark Pason	203-861-4610	203-286-1271	1	U089.99	$89.99	$89.99
06-EVGREE Evergreen Investments	**Outercurve**	401 S. Tryon Street Charlotte NC, 28288 USA							

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Page 2 of 11

Account Number CompanyName	Account Executive	Address	Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
						2	U089.99	$89.99	$179.98
06-FARAGAL Henry Faragalli	**J. Gray**	4008 Darby Road Bryn Mawr PA, 19010 USA	Henry Faragalli	610-525-2698	610-525-1915				
						1	U079.99	$79.99	$79.99
06-FARARJ Joel Farar	**J. Gray**	458 North Orange Drive Los Angeles CA, 90036 USA	Joel Farar	310-560-8510					
						1	U089.99	$89.99	$89.99
06-FARARS Sim Farar	**J. Gray**	914 Westwood BLvd. #809 Los Angeles CA, 90024 USA	Sim Farar	310-269-5048					
						1	U089.99	$89.99	$89.99
06-FEINHA Harvey Fein	**J. Gray**	110 Browning Avenue Staten Island New York, USA	Harvey Fein	917-270-8975					
						1	U089.99	$89.99	$89.99
06-FRIEDC Christina Fried	**J. Gray**	246 East 46th Street Apt 7F New York New York, USA	Christina Fried	917-873-9881					
						1	U079.99	$79.99	$79.99
06-FSTDAL First Dallas Securities	**J. Gray**	2905 Maple Avenue Dallas Texas, 75202 USA	Sonia Martinez	214-954-1177					
						2	U079.99	$79.99	$159.98
06-FXCON Foreign Exchange Concepts, Inc.	**J. Gray**	225 West 34th Street Suite 710 New York New York, USA	Jonathan Clark	212-554-6830					
						5	U079.99	$79.99	$399.95

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Page 3 of 11

Account Number Account Executive CompanyName	Address		Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
06-GARTNER J. Gray Greg Gartner	2210 Aldo Blvd Quincy	IL, 62301	Greg Gartner USA	217-222-5935	x13	1	U089.99	$89.99	$89.99
06-GLENVE J. Gray Glenview Capital Management, LLC	399 Park Avenue New York	NY, 10022	Brian Duffy USA	212-812-4684		17	U097.99	$97.99	$1,665.83
06-GOLDFA J. Gray Laurand Associates, Inc.	9 Robin Way Great Neck	NY, 11021	Laurence USA	516-829-8821	516-706-1157	1	U089.99	$89.99	$89.99
06-GORDOGA M.Murphy Gary Gordon	605 West Madison Street #4804 Chicago	IL, 60661	Gary Gordon USA	312-213-2055		1	U099.99	$99.99	$99.99
06-GRAHAM J. Gray Graham Capital Management	40 Highland Ave Royayton	CT, 06853	Adam Schlisman USA	203-899-3553	203-899-3577	1	U099.99	$99.99	$99.99
06-GRAYTE The Commodity Shop Terry Gray	220 East Street Dela Plaine	AK, 72425	Terry Gray USA	870-215-1023		1	U089.99	$89.99	$89.99
06-JEFCO J. Gray Jefferies & Company, Inc.	Harbor Side Financial Plaza3 7th Flr, Suite 705 Jersey City	NJ, 07311	Carlo Degennaro USA	212-336-7368		1	U069.99	$69.99	$69.99
06-JOHNSMI J. Gray Johnson Smick International, Inc.	888 16th Street, NW Suite 740 Washington	DC, 20006	Josef J. Neusser USA	202-861-0770	202-861-0790				

[R-S2] Page 4 of 11

Account Number CompanyName	Account Executive	Address			Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
								2	U079.99	$79.99	$159.98
06-JOSULL Joe Sullivan	**J. Gray**	155 East 31st Street Apt 29G New York	New York,	USA	Joe Sullivan	212-382-6859					
								1	U089.99	$89.99	$89.99
06-JPGRP Great Pacific Capital Corporation	**J. Gray**	18-1067 West Cordova Vancouver	BC, V6C1C7	Can	Neli Haydock	604-488-5206	604-694-6905				
								1	U129.99	$129.99	$129.99
06-JPMCHAS JP Morgan Chase	**M.Murphy**	270 Park Avenue 6th Floor New York	NY, 10017	USA	Diana Mungo	212-834-5333	212-834-6586				
								15	U073.99	$73.99	$1,109.85
06-KINGPH King Pharmaceuticals	**M.Murphy**	501 5th Street Bristol	TN, 37620	USA	Jeff Frazier	423-989-8181					
								7	U069.99	$69.99	$489.93
06-LEGGMAS Legg Mason Capital Management	**J. Gray**	100 Light Street 22nd Floor Baltimore	MD, 21202	USA	James Hancock	410-454-5069					
								2	U069.99	$69.99	$139.98
06-LEPPO Mr. Harold Leppo	**J. Gray**	71 Lynam Road Stamford	CT, 06903	USA	Harold Leppo	203-322-4454	203-968-0787				
								1	U089.99	$89.99	$89.99
06-LOBBRI Richard Lobb	**J. Gray**	22103 Vista Del Palza #17 Hayward	CA,	USA	Richard Lobb	510-537-8928					
								2	U089.99	$89.99	$179.98

[R-S2] Page 5 of 11

Account Number Account Executive CompanyName	Address	Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
06-MARASH J. Gray Marathon Petroleum Company LLC	539 South Main Street Room 6133 Findlay OH, 45840	Ruth Wolery USA			8	U089.99	$89.99	$719.92
06-MDOCTE J. Gray Marcia Docter	101 WorthAvenue Palm Beach FL, 33480	Alan Yim USA	212-918-8000		1	U089.99	$89.99	$89.99
06-MILLER M.Murphy Miller Compressing Company	1640 West Bruce Street Milwaukee WI, 53204	Mark Hadacek USA	414-649-3151		1	U079.99	$79.99	$79.99
06-MONTSC J. Gray Montgomery Scrap Corp	15000 Southlawn Drive Rockville MD, 20850	David Cafee USA	301-424-3000		1	K0.00	$0.00	$0.00
06-MORRIS The Commodity Shop Brad and Alan Morris	109 South Edmunds McCrory AR, 72101	Brad Morris USA	870-731-4224	870-731-2577	2	U079.99	$79.99	$159.98
06-MULLEN J. Gray John Mullen	572 Metropolitan Avenue Staten Island NY, 10301	John Mullen	718-442-2109		1	U089.99	$89.99	$89.99
06-NAHLMIC J. Gray Michael Nahl	1373 Broadway Albany NY, 12204	Sally Racicot USA	518-445-2242		1	U079.99	$79.99	$79.99
06-NEWFIE J. Gray Newfield Exploration Company	363 North Sam Houston Suite 2020 Houston Texas, 77060	Randy Hairr USA	281-674-2544					

[R-S2]
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Account Number Account Executive CompanyName	Address	Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
					1	U089.99	$89.99	$89.99
06-NORTHVI **J. Gray** NIC Holdings	25 Melville Park Road Suite 210 Melville NY, 11747	Jeff Krauss USA	631-753-4272					
					6	U085.99	$85.99	$515.94
06-PCSNIT **M.Murphy** PCS Nitrogen Fertilizer, L.P.	1101 Skokie Blvd Suite 400 Northbrook IL, 60062	Audrea Hill USA	847-849-4222	847-849-4694				
					1	U089.99	$89.99	$89.99
06-PECONI **M.Murphy** Peconic Partners, LLC	350 Park Avenue 30th Floor New York New York,	Wook Lee usa	212-904-0445					
					5	U079.99	$79.99	$399.95
06-PERKIN **M.Murphy** Biokyowa, Inc.	5469 Nash Road Girardeau MO, 63702	Mark Perkins USA	573-335-4649					
					1	U089.99	$89.99	$89.99
06-PEROT **J. Gray** Perot Investments, Inc.	PO Box 269014 2300 West Plano Parkway Plano TX, 75026	Eliazar Cavazos USA	972-535-1925					
					2	U089.99	$89.99	$179.98
06-PITSIRO **J. Gray** Paul Pitsironis	9 Chablis Drive Dix Hill New York,	Paul Pitsironis USA	631-753-1111	631-753-3170				
					1	U079.99	$79.99	$79.99
06-PIZZOR **J. Gray** Alessandro Pizzorni	1111 Kane Concourse Suite 418 Bal Harbour FL, 33154	Alessandro USA	786-433-0402					
					1	U079.99	$79.99	$79.99

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Account Number / CompanyName	Account Executive	Address	Sales Contact / Dealer Contact	Telephone / Telephone	Fax / Fax	Total Units	Service Code	Unit Cost	Extended Cost
06-PSRICE Poinsett Rice	**The Commodity Shop**	2713 Paula Drive Suite B Jonesboro AR, 72404	Ryan Carwell USA	870-336-2268		2	U079.99	$79.99	$159.98
06-QLTRAD Quiet Light Trading	**The Commodity Shop**	141 West Jackson Blvd. Suite 2020A Chicago IL, 60604	Dave Zimbler USA	312-282-4759		2	U087.99	$87.99	$175.98
06-RBNKAUS Reserve Bank of Australia	**J. Gray**	One Liberty Plaza 46th Floor New York New York,	Matthew USA	212-566-8466		1	U089.99	$89.99	$89.99
06-REEDWM William Reed	**J. Gray**	1249 North Maplewood Chicago IL, 06022	William Reed USA	773-425-8069		1	U089.99	$89.99	$89.99
06-REGRECY Regional Recycling	**J. Gray**	515 First Avenue North Birmingham AL, 35204	Chris Yocum USA	205-324-2482		1	U089.99	$89.99	$89.99
06-REPUBL Republic Wire	**J. Gray**	5525 Union Centre Drive Westchester OH, 45069	Gina Strickland USA	513-860-1800	513-860-8817	1	U079.99	$79.99	$79.99
06-RIZZOJ James Rizzo	**J. Gray**	60 Lane Avenue Caldwell New Jersey,	Jim Rizzo USA	973-449-9849	973-403-9792	1	U089.99	$89.99	$89.99
06-RUSALA Rusal America	**J. Gray**	550 Mamaroneck Avenue Suite 301 Harrison New York,	John Manganaro USA	9146705771238	914-670-5786				

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Account Number Account Executive CompanyName	Address	Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
					1	U059.99	$59.99	$59.99
06-SANGAMO M.Murphy Sangamon Trading, Inc.	222 West Adams Suite 2200 Chicago IL, 60606	Goerge Hu USA	312-984-4965	312-641-7116				
					1	U079.99	$79.99	$79.99
06-SAUGEN J. Gray Saugatuck Energy, LLC	354 Pequot Ave. po box 1032 Southport CT, 06890	David Murphy USA	203-292-2610	203-292-2601				
					3	U079.99	$79.99	$239.97
06-SCHEERJ The Commodity Shop Jerry Scheer	3071 Highway 34 Marmaduke Arkanas,	Jerry Scheer USA	870-586-0650	870-597-2309				
					1	U099.99	$99.99	$99.99
06-SCHEIN J. Gray Gerald Scheinman	8010 Summer Mill Court Bethesda Maryland,	Gerald USA	301-320-6230	301-320-6230				
					1	U069.99	$69.99	$69.99
06-SHADID J. Gray David Shadid	2122 East 47th Place Tulsa OK, 74105	David Shadid USA	918-645-5286	918-747-5568				
					1	U089.99	$89.99	$89.99
06-SHELL J. Gray Shell Trading US Company	909 Fanin, Plaza Level 1 Houston TX, 77010	Melissa Lahey USA	713-230-3270					
					35	U079.99	$79.99	$2,799.65
06-SHERMGA J. Gray Garry Sherman	555 Broadhollow Road Suite 215 Melville New York,	Garry Sherman USA	516-577-9888	516-577-9889				
					1	U059.99	$59.99	$59.99

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Account Number Account Executive CompanyName	Address	Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
06-SINCOIL J. Gray Sinclair Oil Corporation	550 East South Temple Salt Lake City Utah, 84102 USA	Marilyn Byrd	801-524-2748	201-524-2747	1	U089.99	$89.99	$89.99
06-SMITHT The Commodity Shop Natclay Farms, Inc.	609 Highway 141 South Paragould AR, 72450 USA	Terry or Melanie	870-215-3085		1	U089.99	$89.99	$89.99
06-SONGER The Commodity Shop Harvey Songer	1407 Green 205 Road Beech Grove AK, 72412 USA	Harvey Songer	870-573-6597	870-573-6599	1	U089.99	$89.99	$89.99
06-STATEB J. Gray State Street Bank & Trust	State Street Financial One Lincoln Street, 6F Boston MA, USA	Dan Dena	617-664-1001		10	U129.99	$129.99	$1,299.90
06-STATEHK M.Murphy State Street Bank and Trust-Hong Kong	2 International Finance Ctr 8 Finance Street Central Hong China,	Franki Lam	85236677077	CC: 011	5	U129.99	$129.99	$649.95
06-TANGENT J. Gray Tangent Trading	714 West Olympic Blvd. Suite 601 Los Angeles CA, 90016 USA	Peter Faber	213-743-9944		1	U059.99	$59.99	$59.99
06-TAUK M.Murphy Tauk World Discovery	10 Norden Place Norwalk CT, 06855	John Cappelli	203-899-6605	203-899-6605	1	U089.99	$89.99	$89.99
06-TINICUM Outercurve Tinicum, Inc.	800 3rd Avenue 40th Floor New York New York, USA	Eric Ruttenbert	212-446-9300					

[R-S2] Page 10 of 11

Account Number CompanyName	Account Executive	Address		Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
							1	U089.99	$89.99	$89.99
06-TOPILJ Justin Topilow	**M.Murphy**	667 Madison Avenue		Maria Biggio	212-821-1615					
		New York	New York,	USA						
							4	U089.99	$89.99	$359.96
06-TRAXYS Traxys North America LLC	**J. Gray**	825 3rd Avenue 34th Floor		Alan Yim	212-918-8000					
		New York	New York,	USA						
							1	U089.99	$89.99	$89.99
06-WEIPAN Wei Wan (Rose) Pan	**J. Gray**	19638 Vega Way		Rose Pan	909-869-7819					
		Roland Heights	CA, 91748	USA						
							1	U089.99	$89.99	$89.99
06-WEISSM Michael Weiss	**J. Gray**	25 Briarwood Lane		Michael Weiss	516-639-6734	516-569-7492				
		Lawrence	NY, 11559	USA						
							1	U082.49	$82.49	$82.49
06-WILLOW Willowbridge Associates, Inc.	**J. Gray**	101 Morgan Lane Suie 180		Yke Rusticus	609-936-8035	609-936-9088				
		Plainsboro	New Jersey,	USA						
							1	U089.99	$89.99	$89.99
06-WOEHNM Mark Woehnker	**J. Gray**	26 Beaver Dam Road		Mark Woehnker	973-344-3806	973-344-0365				
		Colts Neck	NJ, 07114	USA						
							1	U059.99	$59.99	$59.99
06-ZISESJA Jay Zises	**J. Gray**	965 5th Avenue		Jay Zises	212-879-0212					
		New York	New York,	USA						
							1	U089.99	$89.99	$89.99
						TOTALS :	**204**			**$17,808.47**

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[R-S2]

Dino

Special Listing - E

03-Jan-07

Account Number Account Executive CompanyName	Address	Sales Contact Dealer Contact	Telephone Telephone	Fax Fax		Total Units	Service Code	Unit Cost	Extended Cost
08-HUTBIL House Hutchison Billable Users	408 La Trobe Street Unit 14 Melbourne , 3000	Simon Chen AUS	0392255500						
						174	H043.20	$43.20	$7,516.80
						26	G043.20	$43.20	$1,123.20
						1	A0.00	$0.00	$0.00
					TOTALS :	**201**			**$8,640.00**

[R-S2]

Page 1 of 1

[R-S2]

Dino

Special Listing - E

03-Jan-07

Account Number Account Executive CompanyName	Address	Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
05-AETHSYS J. Gray Aether Systems, Inc.	11500 Cronridge Drive Owings Mills MD, 21117	David C. USA	443-394-5247	410-902-4720	2	A059.95	$59.95	$119.90
05-AIG M.Murphy AIG Trading Group	1 Greenwich Plaza Greenwich CT, 06830	Marie Cunliffe	203-861-3023	203-861-3857	2	M125.00	$125.00	$250.00
05-ARMALLA J. Gray Alvin Arnall	4085 Whitewater Creek Atlanta GA, 30327	Alvin Arnall USA	404-261-6170		1	M125.00	$125.00	$125.00
05-BARFIEL J. Gray Ken Barfield	110 Lewis St C/O Scott Usa Ketchum ID, 83340	Ken Barfield	801-773-4180	801-773-6716	1	M125.00	$125.00	$125.00
05-BARTMAN J. Gray John Bartman	11777 San Vicente Suite 600 Los Angeles CA, 90049	John Bartman USA	310-826-8737		1	M135.00	$135.00	$135.00
05-BOISSEV J. Gray Agile Equity, LLC	611 Broadway Suite 725 New York NY, 10012	Benjamin USA	212-475-1100	212-475-1101	2	R046.95	$46.95	$93.90

[R-S2]
Page 1 of 9

Account Number Account Executive CompanyName	Address	Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
05-BONDERM J. Gray Michael Bonderer	2022 Swift Blvd Houston TX, 77030	Michael USA	713-443-3874		1	A071.94	$71.94	$71.94
05-CARUSO J. Gray John Caruso	435 Lambiance Drive Unit J803 Longboat Key FL, 34228	Joh Caruso USA	941-387-1336		1	A106.90	$106.90	$106.90
05-CAXTON2 M.Murphy Caxton Associates LLC	500 Park Ave 8th Floor New York NY, 10022	Kevin Reese USA	212-303-6562	212-303-1215	1	R046.95	$46.95	$46.95
05-CHAYEES J. Gray Harold Ayers	1331 Lamar #4 Houston TX, 77010	Harold Ayers USA	713-754-2113	925-842-8120	1	R046.95	$46.95	$46.95
05-CHPINNE J. Gray Steve Pinney	6001 Bollinger Canyon San Ramon CA, 94583	Steve Pinney USA	925-842-8376	925-842-8120	1	R046.95	$46.95	$46.95
05-CHUJACK J. Gray Jack W. Chu	90 New Montgomery Suite 1450 San Francisco CA, 94105	Jack W. Chu or usa	415-781-9900	x299	1	M125.00	$125.00	$125.00
05-COLMAN J. Gray Alex Colman	1600 Parker Ave. Apt 26G Fort Lee NJ, 07024	Alex Colman	201-944-1550		1	M125.00	$125.00	$125.00
05-CONSID J. Gray Considar	825 3rd. Ave. 34th Floor New York NY, 10022	Eric Salomon USA	212-918-8076					

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Account Number Account Executive CompanyName	Address		Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
						1	M110.00	$110.00	$110.00
05-COULTER J. Gray Bill Coulter	25 Waltham Avenue Congers	NY, 10920	Bill Coulter USA	914-268-2957					
						1	M125.00	$125.00	$125.00
05-CURCIOM M.Murphy Curcio Scrap Metal Inc.	416 Lanza Ave. Saddle Brook	NJ, 07662	Micheal Curcio USA	973-478-3133	973-478-2572				
						1	M135.00	$135.00	$135.00
05-DIZENZW J. Gray William Dizenzo	5 Old Hollow Road Tumbull	CT, 06611	William Dizenzo USA	203-261-9581					
						1	A106.90	$106.90	$106.90
05-ETRADE1 J. Gray Etrade Bank	Balston Tower 671 N. Glebe Road Arlington	VA, 22203	Dean USA	703-236-8155	703-236-8120 TL				
						77	R046.95	$46.95	$3,615.15
05-FARYALE J. Gray Yale Farar	23679 Calabasas Road # 412 Calabasas	CA, 91302	Yale Farar USA	818-591-8333	818-591-1612				
						1	M100.00	$100.00	$100.00
05-FIELDSB J. Gray Bill Fields	247 Bluegrass Drive Hendersonville	TN, 37075	Bill Fields USA	615-207-8300					
						1	M135.00	$135.00	$135.00
05-FRINALD J. Gray Franco Rinaldi	6 Cheyenne Court Golden Bridge	NY, 10526	Franco Rinaldi USA	914-592-4313					
						1	A059.95	$59.95	$59.95

[R-S2] Page 3 of 9

Account Number Account Executive CompanyName	Address		Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
05-FSTDAL J. Gray First Dallas Securities	2905 Maple Ave		Sonia Martinez	214-954-1177					
	Dallas	TX, 75202	USA						
						1	A059.95	$59.95	$59.95
						1	A106.90	$106.90	$106.90
05-GMAC J. Gray GMAC Mortgage Company	#4 Walnut Grove Street		Chris Moroney	215-682-1090					
	Horsham	PA, 19044							
						1	M135.00	$135.00	$135.00
05-intersp J. Gray Interstate Petroleum Corp	102 YMCA Drive		Robert V. Aday	972.938.2086	214.938.9827				
	Waxahachie	TX, 75168							
						1	M125.00	$125.00	$125.00
05-IOWA J. Gray Iowa Grain Company	141 W. Jackson Blvd Suite 1520-A		Dana Stumpf	312-786-9760					
	Chicago	IL, 60604	USA						
						1	M125.00	$125.00	$125.00
						1	M078.05	$78.05	$78.05
05-Kirkmi The Commodity Shop MICHAEL KIRK	6474 East Dutch Creek St		Kirk, Michael	303/471-1123	303/470-1883				
	Highlands	CO, 80130	USA						
						1	M135.00	$135.00	$135.00
05-Kouj J. Gray James Kou	109 Ebb Tide Cove		James Kou	510-964-0518					
	Hercules	CA, 94547							
						1	M125.00	$125.00	$125.00
05-KRAUSCH J. Gray Chaim Kraus	1219 55 Street		Chaim Kraus	718-435-0692	718-435-5462				
	Brooklyn	NY, 11219	USA						
						1	M125.00	$125.00	$125.00

[R-S2]

Page 4 of 9

Account Number Account Executive CompanyName	Address	Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
05-LAZARD5 J. Gray Lazard Freres	211 Central Park West New York NY, 10024	John G. Chachas USA	212-632-8245	212-580-5245H	1	R046.95	$46.95	$46.95
05-LAZARD6 J. Gray Lazard Freres	1085 Park Avenue Apt. 10A New York NY, 10128	Louis G. USA	212-632-6389	212-831-7122H	1	R046.95	$46.95	$46.95
05-LAZEMLO J. Gray Lazard Freres	30 Rockefeller Plaza 59th Floor New York NY, 10020	Iannone, Emil USA	212-632-1952	212-332-5958	3	R046.95	$46.95	$140.85
05-LAZJMAY J. Gray Joseph Maybank (lazard Freres)	379 Cantitoe Street Bedford Hills NY, 10507	Joseph Maybank USA	212-632-6292		1	R046.95	$46.95	$46.95
05-LAZSCAM J. Gray Stephen Campbell (Lazard Freres)	30 Rockefeller Plaza 59th Floor New York NY, 10020	Iannone, Emil USA	212-632-1952	212-332-5958	1	R046.95	$46.95	$46.95
05-LOUDERF J. Gray Frank Louderback	105 Second Ave North Suite 840 Saint Petersburg FL, 33701	Frank	727-510-0511	727-895-4552	1	M125.00	$125.00	$125.00
05-MACHFRE J. Gray Frederic Mack	2115 Linwood Avenue Suite 110 Fort Lee NJ, 07024	Frederic Mack	201-346-5400	201-346-5401	1	M125.00	$125.00	$125.00
05-MARVINS J. Gray Stuart Marvin	36 Winesap Lanef Monsey NY, 10952	Stuart Marvin USA	914-354-1191					

[R-S2]

Page 5 of 9

Account Number Account Executive CompanyName	Address	Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
					1	M125.00	$125.00	$125.00
05-MITSTRU M.Murphy Mitsubishi UFJ Trust and Banking	520 Madison Avenue 25th Floor New York NY, 10022	Helene Traub USA	212-891-8382	212-752-1916				
					1	M125.00	$125.00	$125.00
05-MITTALN J. Gray American Trade Link	10700 Richmond Ave Suite 203 Houston TX, 77042	Naresh Mittal	713-266-7333					
					1	M125.00	$125.00	$125.00
05-MOSTCOM M.Murphy Morgan Stanley Commodities	750 7th Avenue 34th Floor New York NY, 10036	Desiree Alley USA	212-761-1951					
					4	M125.00	$125.00	$500.00
05-MTBNK M.Murphy M & T Bank	One M & T Plaza 3rd Floor FX Buffalo NY, 14203	Brian Taylor USA	716-842-5118	716-842-2336				
					2	M125.00	$125.00	$250.00
05-NASDQ10 J. Gray NASDAQ	9513 Key West Avenue Rockville MD, 20850	Sue Fitzpatrick	203-385-4564					
					4	R046.95	$46.95	$187.80
05-NASDQIN J. Gray NASDAQ Insurance	One Liberty Plaza 49th floor New York NY, 10006	Terence Crossan USA	212-381-6427					
					4	R046.95	$46.95	$187.80
05-NELSRI J. Gray Richard Nelson	401 Edward St Suite 1500 Shreveport LA, 71101	Richard Nelson USA	318-226-0700	318-221-6919				
					1	M125.00	$125.00	$125.00

[R-S2]
Page 6 of 9

Account Number Account Executive CompanyName	Address	Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
05-NOMREP M.Murphy Nomura Securities Intl LLC	2 WFC 21 st Flr Bldg B New York NY, Usa	Mark Katz	212-667-1932	646-587-9312	1	M125.00	$125.00	$125.00
05-OLSONRI J. Gray Rick Olson	40 W 350 Guthrie Ct Hampshire IL, 60140 USA	Rick Olson	847-931-2249		1	M110.00	$110.00	$110.00
05-OSBORNK J. Gray Keith Osborn	1840 Ridgefield Drive Roswell GA, 30075 usa	Keith Osborn	404-847-9999	404-531-8501	1	M125.00	$125.00	$125.00
05-PGE J. Gray Xgen Tax & Accounting, LLC	13616 Valley Drive Rockville MD, 20850 USA	Morris Meltzer	301-545-0863X1	301-908-3394	1	R046.95	$46.95	$46.95
05-REPWIR J. Gray Republic Wire	5525 Union Centre Drive Westchester OH, 45069	Gina Strickland	513-860-1800		1	M135.00	$135.00	$135.00
05-RIVKIN J. Gray David Rivkin	35 Ward Avenue Rumson NJ, 07760 USA	David Rivkin	732-741-8477		1	A054.90	$54.90	$54.90
05-RMALONE J. Gray Rosemary Malone	5555 Del Monte Drive Suite T1 Houston Texas, 77056 USA	Rosemary	713-993-0801		1	M095.00	$95.00	$95.00
05-ROBMIKE J. Gray Mike Robinson	10 South Brentwood Suite 309 Saint Louis MO, 63105 usa	Mike Robinson	314-719-2253	1-314-726-3397				

[R-S2]

Page 7 of 9

Account Number CompanyName	Account Executive	Address	Sales Contact Dealer Contact	Telephone Telephone	Fax Fax	Total Units	Service Code	Unit Cost	Extended Cost
						1	M125.00	$125.00	$125.00
05-ROSSRIC Richard Ross	**J. Gray**	2029 Century Park East Suite 3270 Los Angeles CA, 90067	Richard Ross	310-557-2425	310-557-9667				
						1	M125.00	$125.00	$125.00
05-SALAHSA Sagid S. Salah	**J. Gray**	9302 Kilport Court Vienna VA, 22182	Sagid S. Salah usa	703-281-2696					
						1	M125.00	$125.00	$125.00
05-SCHUHAM Steven L. Schuham	**J. Gray**	519 Valley View Drive Boulder CO, 80304	Steven L. US	303-440-5740	303-440-3870				
						1	M125.00	$125.00	$125.00
05-SELIG Selig Zises	**J. Gray**	988 5th Avenue New York NY, 10021	Selig Zises USA	212-758-1008	212-308-2498				
						1	M125.00	$125.00	$125.00
05-SHAPIRO Harry Shapiro, MD	**J. Gray**	130 Brighton Beach Brooklyn NY, 11235	Shapiro, Harry USA	718-946-7557	1-718-946-9682				
						1	M125.00	$125.00	$125.00
05-STANDA STANDARD CHARTER BANK	**M.Murphy**	One Evertrust Plaza Suite 1400 Jersey City NJ, 07302	Kofman, Max USA	201/499-3783	1-201-499-3806				
						1	M125.00	$125.00	$125.00
05-STOCKER Rudolf Stocker	**J. Gray**	59-15 47th Ave Apt. # 10D Woodside NY, 11377	Rudolf Stocker usa	718-672-1767					
						1	M125.00	$125.00	$125.00

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Page 8 of 9

Account Number / CompanyName	Account Executive	Address	Sales Contact / Dealer Contact	Telephone / Telephone	Fax / Fax	Total Units	Service Code	Unit Cost	Extended Cost
05-SWARTZD David Swartz	**J. Gray**	333 Skokie Blvd Northbrook IL, 60062 USA	David Swartz	8474806360	8474981546	2	M125.00	$125.00	$250.00
05-TAMSE The American Stock Exchange	**J. Gray**	86 Trinity Place New York NY, 10004	Peter Minoli	212-306-1713		3	R046.95	$46.95	$140.85
05-THARRI Tim Harrigan	**J. Gray**	5242 West 107th Street Oaklawn IL, 60453	Tim Harrigan	708-422-2364	708-422-1133	1	M125.00	$125.00	$125.00
05-Wassbru Bruce Wasserstein	**J. Gray**	4270 Cresta Ave Santa Barbara CA, 93110 USA	Bruce	917-836-4930		2	R046.95	$46.95	$93.90
05-WHEATFI Lou Pektor	**J. Gray**	559 Main Street #300 Bethelem PA, 18018	Lou Pektor	610-832-7619		1	M125.00	$125.00	$125.00
05-WHITTLE Frederick Whittle	**J. Gray**	65 Yetter Road Mystic CT, 06355 USA	Frederick Whittle	800-536-1799	860-572-7087	1	M125.00	$125.00	$125.00
05-WILLBRI Willowbridge Associates	**J. Gray**	101 Morgan Lane Suite 180 Plainsboro NJ, 08536 USA	Jim Odonnell	609-936-8000		2	M135.00	$135.00	$270.00
					TOTALS :	**163**			**$11,846.24**

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Page 9 of 9

Client_ID	Customer Name	Non UK	Billing_Cycle	Method_Of_Payment	Pagers	marketStream	Blackberry
18196	154 Management Ltd		Quarterly	CC or CHEQUE	1	0	0
18347	Abernethie		Monthly	DIRECT DEBIT	1	0	0
971	ABN Amro UK Services Limited		Quarterly	CC or CHEQUE	9	0	0
17276	ACM Trading International Liml		Monthly	CC or CHEQUE	1	0	0
5485	Adams		Monthly	DIRECT DEBIT	1	0	0
996	ADM Cocoa Classic Couverture		Monthly	CC or CHEQUE	0	1	1
1485	ADM Investor Services Internat		Monthly	CC or CHEQUE	1	0	0
1485	ADM Investor Services Internat		Quarterly	CC or CHEQUE	3	0	0
2691	Ager		Monthly	DIRECT DEBIT	0	1	1
1129	Ahrem Investments Ltd		Quarterly	CC or CHEQUE	1	0	0
2825	Akura Promotions Ltd		Quarterly	CC or CHEQUE	1	0	0
18311	AL Resources		Monthly	CC or CHEQUE	1	0	0
1165	Alistair Binning		Quarterly	CC or CHEQUE	1	0	0
1190	Allen		Quarterly	CC or CHEQUE	1	0	0
1210	Alliance & Leicester Building		Quarterly	CC or CHEQUE	1	0	0
16988	Allport Ltd		Quarterly	CC or CHEQUE	1	0	0
19	American Express Bank		Quarterly	CC or CHEQUE	3	0	0
17512	Andani		Monthly	CC or CHEQUE	1	0	0
17176	Angerstein		Monthly	DIRECT DEBIT	1	0	0
17936	Apex Enterprises		Monthly	CC or CHEQUE	0	1	1
18273	Arbiter Fund Managers Limited		Quarterly	CC or CHEQUE	0	3	3
18229	Asher		Quarterly	CC or CHEQUE	1	0	0
154	Ashmore		Quarterly	CC or CHEQUE	1	0	0
17036	AWP Finance Ltd		Monthly	DIRECT DEBIT	1	0	0
2665	Banca Nazionale del Lavoro		Quarterly	CC or CHEQUE	4	0	0
724	Bank Of America International		Quarterly	CC or CHEQUE	20	0	0
754	Bank Of China		Quarterly	CC or CHEQUE	2	0	0
18198	Bank of Ireland		Quarterly	CC or CHEQUE	1	0	0
1073	Banque AIG (London Branch)		Quarterly	CC or CHEQUE	2	0	0
201	Barclays Capital Group		Quarterly	CC or CHEQUE	33	0	0
18211	BCK Wealth Management Ltd	IRELAND	Quarterly	CC or CHEQUE	0	1	0
2713	Beachcomber Tours		Quarterly	DIRECT DEBIT	1	0	0
1095	Bear Stearns International Ltd		Quarterly	CC or CHEQUE	12	0	0
16923	Beautyman		Monthly	DIRECT DEBIT	1	0	0
4406	Bernstein		Quarterly	DIRECT DEBIT	1	0	0
17396	Bhanu Enterprises PLC		Monthly	CC or CHEQUE	1	0	0
3293	BlackRock Investment Managemen		Quarterly	CC or CHEQUE	3	0	0
5356	Blanklader		Monthly	DIRECT DEBIT	1	0	0
5125	Bojarski		Quarterly	CC or CHEQUE	1	0	0
5869	Boud		Monthly	DIRECT DEBIT	1	0	0
17020	Boysie Limited		Monthly	DIRECT DEBIT	0	1	1
3264	BP Oil International Ltd		Quarterly	CC or CHEQUE	11	0	0
3	Bradford & Bingley Plc		Quarterly	CC or CHEQUE	2	0	0
17102	Bradford & Bingley plc		Quarterly	CC or CHEQUE	1	0	0
4312	Brains Inc.		Quarterly	CC or CHEQUE	1	0	0
17731	Brevan Howard Asset Management		Quarterly	CC or CHEQUE	10	0	0
17610	British Board of Film Classifi		Quarterly	CC or CHEQUE	1	0	0
2624	C.F. Booth, Ltd		Quarterly	CC or CHEQUE	1	0	0
17474	Calder		Monthly	DIRECT DEBIT	1	0	0
18264	Calyon		Quarterly	CC or CHEQUE	2	0	0
18213	Cameron		Monthly	DIRECT DEBIT	1	0	0
17974	Cannon		Monthly	DIRECT DEBIT	1	0	0
5033	Cannon Street Jersey Fabrics		Quarterly	CC or CHEQUE	1	0	0
18312	Capula Investment Services Ltd		Quarterly	CC or CHEQUE	3	0	0
2547	Cargill Cotton Limited		Quarterly	CC or CHEQUE	2	0	0
2922	Cargill plc		Annual	CC or CHEQUE	1	0	0
4231	Cazenove & Co		Quarterly	CC or CHEQUE	1	0	0
3079	CBC (EUROPE) LTD		Quarterly	CC or CHEQUE	1	0	0
17947	Cerro Manganese Bronze		Monthly	CC or CHEQUE	1	0	0
1402	Chappell		Quarterly	CC or CHEQUE	1	0	0
17657	Charkhchi		Monthly	DIRECT DEBIT	1	0	0
17138	Charlesworth		Monthly	CC or CHEQUE	1	0	0
716	Chase Manhattan Bank		Quarterly	CC or CHEQUE	21	3	3
5849	Chesses		Monthly	CC or CHEQUE	0	1	1
17932	Christoforov		Monthly	CC or CHEQUE	1	0	0
5395	Citigroup (Switzerland)		Quarterly	CC or CHEQUE	1	0	0
906	Citigroup Global Markets Ltd		Quarterly	CC or CHEQUE	59	6	6
32	City Index Ltd		Quarterly	CC or CHEQUE	2	0	0
5762	Clark		Quarterly	DIRECT DEBIT	1	0	0
2099	Clay		Monthly	DIRECT DEBIT	1	0	0
18215	Clayton Finance Ltd		Quarterly	CC or CHEQUE	1	0	0
1215	Co-Operative Bank		Quarterly	CC or CHEQUE	1	0	0
17173	Cockell		Monthly	DIRECT DEBIT	1	0	0
5538	Cockett Marine Oil Ltd		Quarterly	CC or CHEQUE	1	0	0
1490	Cohen		Quarterly	CC or CHEQUE	1	0	0
5823	Coke		Monthly	DIRECT DEBIT	1	0	0
18205	Cole		Monthly	DIRECT DEBIT	1	0	0
1691	Commonwealth Bank Of Australia		Quarterly	CC or CHEQUE	8	0	0
2320	ConocoPhillips Ltd		Quarterly	CC or CHEQUE	1	0	0

1179	Consensus Economics Inc		Quarterly	CC or CHEQUE	1	0	0
4614	Conway		Monthly	DIRECT DEBIT	1	0	0
2397	Coope		Monthly	CC or CHEQUE	1	0	0
176	Corbett		Quarterly	CC or CHEQUE	1	0	0
17453	Corporate FX		Quarterly	CC or CHEQUE	1	0	0
17262	Cox		Monthly	DIRECT DEBIT	1	0	0
1313	Crane Investment Analysis Ltd		Quarterly	CC or CHEQUE	2	1	1
1377	Credit Suisse First Boston (Eu		Quarterly	CC or CHEQUE	22	0	0
54	Crockford Plc		Quarterly	CC or CHEQUE	1	0	0
17549	Currency UK Ltd		Quarterly	CC or CHEQUE	1	0	0
18326	Dartmouth Global Trading Compa		Monthly	CC or CHEQUE	1	0	0
17993	Dawson		Monthly	DIRECT DEBIT	1	0	0
17311	De Souza		Monthly	DIRECT DEBIT	1	0	0
18082	Desai		Monthly	DIRECT DEBIT	1	0	0
1174	Deutsche Bank		Quarterly	CC or CHEQUE	13	0	0
16930	Dhaliwal		Monthly	DIRECT DEBIT	1	0	0
18244	Dickinson		Monthly	CC or CHEQUE	1	0	0
18351	Dickson		Monthly	DIRECT DEBIT	1	0	0
3152	Dillway		Monthly	DIRECT DEBIT	1	0	0
432	DnB NOR Bank		Quarterly	CC or CHEQUE	1	0	0
18182	Dods		Monthly	DIRECT DEBIT	1	0	0
4665	Dolmen Butler Briscoe	IRELAND	Quarterly	CC or CHEQUE	0	8	0
3813	Double Eight Limited		Quarterly	DIRECT DEBIT	1	0	0
655	Dresdner Kleinwort Ltd		Quarterly	CC or CHEQUE	11	0	0
17105	Durkin		Monthly	DIRECT DEBIT	1	0	0
18101	Earlam		Monthly	CC or CHEQUE	1	0	0
4739	Easdale		Quarterly	DIRECT DEBIT	1	0	0
4998	Easdale		Quarterly	CC or CHEQUE	1	0	0
18330	Eastwood Metals Ltd		Monthly	DIRECT DEBIT	1	0	0
18270	Eckley		Annual	CC or CHEQUE	1	0	0
18297	Eclectica Asset Management LLP		Quarterly	CC or CHEQUE	2	0	0
17356	Edwards		Monthly	DIRECT DEBIT	1	0	0
18349	Ehrenberg		Monthly	DIRECT DEBIT	0	1	1
18170	Emergent Asset Management Ltd		Quarterly	CC or CHEQUE	1	2	2
5215	Engelhard Metals AG		Quarterly	CC or CHEQUE	4	0	0
3756	European Metal Recycling Ltd.		Quarterly	CC or CHEQUE	6	0	0
18075	Fabien Pictet & Partners Ltd		Quarterly	CC or CHEQUE	1	0	0
18302	Fare Play Ltd		Monthly	DIRECT DEBIT	1	0	0
3296	Ferrell International		Quarterly	CC or CHEQUE	3	0	0
18299	Firkins		Monthly	DIRECT DEBIT	1	0	0
4205	Fleckney		Monthly	DIRECT DEBIT	1	0	0
3430	Fleet		Quarterly	CC or CHEQUE	1	0	0
2912	Foradaris		Monthly	CC or CHEQUE	0	1	1
1378	Formula One Management		Quarterly	CC or CHEQUE	1	0	0
2322	Fortis Bank SA/NV		Quarterly	CC or CHEQUE	3	0	0
18282	Fowle		Monthly	CC or CHEQUE	1	0	0
17390	Fraser		Monthly	DIRECT DEBIT	1	0	0
3848	G B Housley Limited		Quarterly	CC or CHEQUE	1	0	0
17660	Gaffney		Monthly	CC or CHEQUE	1	0	0
357	GAM (U.K.) LTD		Quarterly	CC or CHEQUE	2	0	0
5724	Gidman		Quarterly	CC or CHEQUE	1	0	0
17133	Gigney		Monthly	DIRECT DEBIT	1	0	0
17705	Girdlestone		Monthly	DIRECT DEBIT	1	0	0
2844	Glancey		Quarterly	CC or CHEQUE	1	0	0
18260	GLC Ltd		Quarterly	CC or CHEQUE	1	0	0
18334	Gold		Monthly	CC or CHEQUE	1	0	0
456	Goldman Sachs Property Mgmt		Quarterly	CC or CHEQUE	54	2	2
18306	Goldsmith		Monthly	DIRECT DEBIT	1	0	0
18309	Goodier		Annual	CC or CHEQUE	1	0	0
3747	Government of Singapore Invest		Quarterly	CC or CHEQUE	3	0	0
18005	Groome		Monthly	DIRECT DEBIT	1	0	0
17303	Grunfeld		Monthly	DIRECT DEBIT	1	0	0
4058	GSD Ltd		Quarterly	CC or CHEQUE	1	0	0
18221	GuangYuanFa Group (UK) Ltd		Quarterly	CC or CHEQUE	0	1	1
18132	Hague		Monthly	DIRECT DEBIT	0	1	1
17440	Halewood International Futures		Quarterly	CC or CHEQUE	0	2	2
5197	Hampton		Monthly	CC or CHEQUE	1	0	0
3196	Hanwa Co Ltd		Quarterly	CC or CHEQUE	1	0	0
17904	Harris		Monthly	DIRECT DEBIT	0	1	1
17242	Harrison		Monthly	CC or CHEQUE	1	0	0
4287	Harvey		Quarterly	DIRECT DEBIT	1	0	0
193	Hauswirth		Quarterly	CC or CHEQUE	1	0	0
863	Haycord Ltd		Quarterly	CC or CHEQUE	1	0	0
17814	Hayden		Monthly	DIRECT DEBIT	0	1	0
17378	HBOS Treasury Services plc		Quarterly	CC or CHEQUE	2	0	0
17408	Hemsley		Quarterly	DIRECT DEBIT	1	0	0
18089	Henderson		Monthly	DIRECT DEBIT	1	0	0
4883	Henderson Global Investors Ltd		Quarterly	CC or CHEQUE	3	0	0
2426	Heron		Monthly	DIRECT DEBIT	1	0	0
3941	HIFX Plc		Quarterly	CC or CHEQUE	1	0	0

2179	Hind Property Company Ltd		Quarterly	CC or CHEQUE	1	0	0
2345	Hochhauser		Quarterly	CC or CHEQUE	1	0	0
5440	Horowitz		Quarterly	CC or CHEQUE	1	0	0
4004	Hoyer U.K. Limited		Quarterly	DIRECT DEBIT	1	0	0
18003	Hughes		Monthly	DIRECT DEBIT	1	0	0
3460	Humber Grain		Quarterly	CC or CHEQUE	1	0	0
1258	Hutchins		Quarterly	CC or CHEQUE	1	0	0
1144	Hyde Park Corp		Quarterly	CC or CHEQUE	1	0	0
18197	Hydro Aluminium Deeside Ltd		Monthly	CC or CHEQUE	0	1	1
18325	Hydro Aluminium Extrusions Ltd		Quarterly	CC or CHEQUE	1	0	0
5137	Ikotun		Monthly	DIRECT DEBIT	1	0	0
18348	Ilyukhin		Monthly	CC or CHEQUE	1	0	0
1774	IMS Travel & Consulting Ltd		Quarterly	CC or CHEQUE	1	0	0
17956	Infinity Video Ltd		Monthly	CC or CHEQUE	1	0	0
897	ING Bank NV		Quarterly	CC or CHEQUE	7	0	0
2566	Insull		Monthly	CC or CHEQUE	1	0	0
203	Itochu Finance Europe		Quarterly	CC or CHEQUE	1	0	0
246	J P Morgan Flemming Asset Mana		Quarterly	CC or CHEQUE	1	0	0
3393	Jack Sharkey & Co Limited		Quarterly	CC or CHEQUE	1	0	0
18126	Jacob Metals		Quarterly	CC or CHEQUE	1	0	0
18340	Jaitly		Monthly	DIRECT DEBIT	1	0	0
438	Jassat		Annual	CC or CHEQUE	1	0	0
18216	John Butcher Bros.		Monthly	DIRECT DEBIT	1	0	0
361	John Livingston & Sons Ltd		Quarterly	CC or CHEQUE	1	0	0
18038	Johnston		Monthly	DIRECT DEBIT	0	1	1
2176	Kann		Monthly	CC or CHEQUE	0	1	1
18356	Kankos		Monthly	CC or CHEQUE	1	0	0
5443	Kaye		Quarterly	CC or CHEQUE	1	0	0
5705	Keenlyside		Monthly	DIRECT DEBIT	1	0	0
5372	Kidd		Monthly	DIRECT DEBIT	1	0	0
2856	Koch Supply & Trading LP		Quarterly	CC or CHEQUE	2	0	0
18133	Kroll		Monthly	CC or CHEQUE	1	0	0
17415	Kuszer		Monthly	DIRECT DEBIT	1	0	0
18338	L & P Metals		Monthly	DIRECT DEBIT	1	0	0
3220	Launders		Monthly	DIRECT DEBIT	0	1	1
18324	Lawrence		Monthly	DIRECT DEBIT	0	1	1
18152	LDFM		Quarterly	CC or CHEQUE	1	1	0
18189	Lehman Brothers International		Quarterly	CC or CHEQUE	19	0	0
17852	Lenau		Monthly	DIRECT DEBIT	1	0	0
17919	Lester		Monthly	DIRECT DEBIT	1	0	0
17373	Levenson		Monthly	DIRECT DEBIT	1	0	0
4249	Lim		Monthly	DIRECT DEBIT	1	0	0
18265	Lincoln & York		Quarterly	CC or CHEQUE	0	1	1
5497	Lindop		Quarterly	DIRECT DEBIT	1	0	0
2697	Lo		Quarterly	CC or CHEQUE	1	0	0
2129	Lockie		Monthly	DIRECT DEBIT	1	1	0
4913	London & Overseas Maritime Ser		Quarterly	DIRECT DEBIT	1	0	0
3168	London Metal Exchange		Quarterly	CC or CHEQUE	3	0	0
5789	Loughlin		Monthly	DIRECT DEBIT	1	0	0
2859	Luxfer Group Limited		Quarterly	CC or CHEQUE	1	0	0
2744	M Gold & Co (Metals) Limited		Quarterly	CC or CHEQUE	1	0	0
3324	Mahoney		Monthly	DIRECT DEBIT	1	0	0
18296	Malhi		Monthly	CC or CHEQUE	1	0	0
17139	Mamtora		Quarterly	CC or CHEQUE	1	0	0
664	Man Financial Ltd		Quarterly	CC or CHEQUE	9	0	0
1248	Manduca		Quarterly	CC or CHEQUE	1	0	0
15	Marex Haydan Trading		Quarterly	CC or CHEQUE	3	0	0
17073	Manville		Monthly	DIRECT DEBIT	1	0	0
17320	Marshall		Monthly	CC or CHEQUE	1	0	0
17891	Martin		Monthly	DIRECT DEBIT	1	0	0
3713	Matthews		Quarterly	CC or CHEQUE	1	0	0
4349	Maud		Monthly	DIRECT DEBIT	1	0	0
17624	McColgan		Monthly	CC or CHEQUE	0	1	1
3799	Melli Bank		Quarterly	CC or CHEQUE	1	0	0
263	Merrill Lynch Europe Plc		Quarterly	CC or CHEQUE	21	0	0
4896	Metdist Trading Ltd		Quarterly	CC or CHEQUE	1	0	0
17437	Metro Alloy and Residues Ltd		Quarterly	CC or CHEQUE	1	0	0
345	Michael Butterfield Financial		Quarterly	CC or CHEQUE	1	0	0
463	Mitsubishi UFJ Securities Int.		Quarterly	CC or CHEQUE	1	7	0
2232	Mitsui & Co UK Plc (Finance D		Quarterly	CC or CHEQUE	1	0	0
1109	MKS Finance SA		Quarterly	CC or CHEQUE	1	0	0
5720	Monetary Authority Of Singapor		Quarterly	CC or CHEQUE	2	0	0
5280	Moore		Quarterly	DIRECT DEBIT	1	0	0
907	Moore Europe Capital Managemen		Quarterly	CC or CHEQUE	6	0	0
587	Morgan Stanley & Co. Internati		Quarterly	CC or CHEQUE	13	0	0
4159	Morley Fund Management		Quarterly	CC or CHEQUE	1	0	0
18331	Morley Waste Traders Ltd		Monthly	CC or CHEQUE	1	0	0
18319	Mormet Aluminium Ltd		Quarterly	CC or CHEQUE	1	0	0
18226	Morris		Monthly	CC or CHEQUE	1	0	0
610	Moussaieff Jewellers Ltd		Quarterly	CC or CHEQUE	1	0	0

673	N M Rothschild & Son Ltd		Quarterly	CC or CHEQUE	1	0	0
2151	Naraindas Essardas and Sons (L		Quarterly	CC or CHEQUE	1	0	0
4241	Nash		Monthly	DIRECT DEBIT	1	0	0
5223	Nazaruk		Monthly	DIRECT DEBIT	1	0	0
18143	NEA Capital Ltd		Quarterly	DIRECT DEBIT	1	0	0
17540	Newton		Monthly	CC or CHEQUE	1	0	0
5745	Nigel R Hale & Associates Ltd		Monthly	DIRECT DEBIT	1	0	0
5870	Nomos Capital Partners Ltd		Quarterly	CC or CHEQUE	1	0	0
1032	Nomura International PLC		Quarterly	CC or CHEQUE	5	0	0
18279	Nordea Bank Norge ASA	NORWAY	Quarterly	CC or CHEQUE	0	1	1
2820	Norisk Nickel Europe ltd		Quarterly	CC or CHEQUE	1	0	0
2073	Norsk Hydro (UK) Ltd		Quarterly	CC or CHEQUE	1	0	0
1499	Nova Petroleum		Quarterly	CC or CHEQUE	1	0	0
1121	NS Lemos & Company Ltd		Quarterly	CC or CHEQUE	1	0	0
4995	O'Connell		Monthly	DIRECT DEBIT	1	1	1
1420	Odey Asset Management LLP		Quarterly	CC or CHEQUE	9	0	0
16949	Omnou		Monthly	CC or CHEQUE	1	0	0
17752	OPET International Ltd		Quarterly	CC or CHEQUE	0	4	0
18147	OSullivan		Monthly	DIRECT DEBIT	1	0	0
5771	Page		Monthly	DIRECT DEBIT	1	0	0
1373	Pahlson-Moller & Co Ltd		Quarterly	DIRECT DEBIT	1	0	0
2492	Panther U.K. Limited		Monthly	CC or CHEQUE	1	0	0
63	Pareto Investment Management L		Quarterly	CC or CHEQUE	0	3	2
2846	Pascoe		Monthly	DIRECT DEBIT	1	0	0
17251	Patel		Monthly	DIRECT DEBIT	1	0	0
18145	Paul Wellend Film Company		Quarterly	CC or CHEQUE	1	0	0
18343	Pension Services Ltd		Monthly	CC or CHEQUE	1	0	0
2720	Pentagon Capital Management Pl		Quarterly	CC or CHEQUE	2	0	0
18344	Perry		Monthly	DIRECT DEBIT	1	0	0
5350	Phibro GmbH		Quarterly	CC or CHEQUE	1	0	0
17169	Phythian		Monthly	DIRECT DEBIT	1	0	0
5864	Plant		Monthly	DIRECT DEBIT	1	0	0
17558	Plexus Cotton Ltd		Quarterly	CC or CHEQUE	0	4	0
2738	PREMIER OIL PLC		Quarterly	CC or CHEQUE	1	0	0
18120	Price		Monthly	DIRECT DEBIT	1	0	0
18267	Principal Global Investors		Quarterly	DIRECT DEBIT	0	2	0
17124	Procopiou		Monthly	DIRECT DEBIT	1	0	0
18072	Purver		Monthly	DIRECT DEBIT	1	0	0
2761	PVM Oil Associates Ltd		Quarterly	CC or CHEQUE	2	0	0
623	Rabobank		Quarterly	CC or CHEQUE	6	0	0
4105	Rangoonwala		Quarterly	DIRECT DEBIT	1	0	0
5411	Republic House Ltd		Quarterly	CC or CHEQUE	3	0	0
3915	Reserve Bank Of Australia		Quarterly	CC or CHEQUE	2	0	0
17880	Rhicon Currency Management (UK		Quarterly	DIRECT DEBIT	1	0	0
822	Richards		Quarterly	CC or CHEQUE	1	0	0
18294	RMB International		Quarterly	CC or CHEQUE	1	0	0
18156	Rolling Stock & Engineering Co		Monthly	DIRECT DEBIT	1	0	0
3862	Rosenthal Collins Group		Quarterly	CC or CHEQUE	1	0	0
4498	Rua		Quarterly	CC or CHEQUE	1	0	0
18119	Russell		Monthly	CC or CHEQUE	1	0	0
17179	RWE Trading Gmbh		Quarterly	CC or CHEQUE	2	0	0
3848	Saha (UK) Ltd		Quarterly	CC or CHEQUE	1	0	0
17999	Savoy Investment Management Lt		Quarterly	CC or CHEQUE	2	0	0
5456	Scotia Mocatta		Quarterly	CC or CHEQUE	1	0	0
5412	Sekhon		Monthly	DIRECT DEBIT	1	0	0
5565	Selliah		Monthly	DIRECT DEBIT	0	1	1
5361	Semivolkov		Monthly	CC or CHEQUE	1	0	0
18263	SemperMacro Division FAM Ltd		Quarterly	CC or CHEQUE	5	0	0
3866	Sethia London Ltd		Quarterly	CC or CHEQUE	1	0	0
16967	Shah		Monthly	DIRECT DEBIT	1	0	0
17175	Shah		Monthly	DIRECT DEBIT	1	0	0
3945	Sharp		Monthly	DIRECT DEBIT	1	0	0
79	Shiplake Investment Ltd		Quarterly	CC or CHEQUE	1	0	0
244	Shulman		Monthly	CC or CHEQUE	1	0	0
5421	Simons		Monthly	CC or CHEQUE	0	1	1
18287	Small		Monthly	CC or CHEQUE	1	0	0
5166	Smith		Quarterly	DIRECT DEBIT	1	0	0
17208	Smith		Monthly	DIRECT DEBIT	1	0	0
17853	Smith		Monthly	DIRECT DEBIT	1	0	0
17384	Sonali Bank UK Ltd		Quarterly	CC or CHEQUE	0	1	1
440	Standard Chartered Bank Plc		Quarterly	CC or CHEQUE	10	0	0
3018	State Street Bank & Trust		Quarterly	CC or CHEQUE	7	0	0
18353	State Street Bank and Trust Co		Quarterly	CC or CHEQUE	0	3	0
18241	Statoil ASA	NORWAY	Quarterly	CC or CHEQUE	0	32	0
4620	Stephenson		Quarterly	CC or CHEQUE	0	1	1
540	Sumitomo Mitsui Banking		Quarterly	CC or CHEQUE	5	0	0
18225	Sunny Import & Export Ltd		Monthly	CC or CHEQUE	1	0	0
1374	Swift Transfers Ltd		Quarterly	CC or CHEQUE	1	0	0
4008	T Holloway & Sons		Quarterly	CC or CHEQUE	3	0	0
18067	Tailor		Monthly	DIRECT DEBIT	0	1	1

TeleCommunication Systems, Inc.
Mobile Finance Customers
Country:

Number of Subscribers

Customer name	Pagers	marketStream	Billing Cycle (M,Q,A)	Method of Payment (check,credit card, Direct Debit)
700001 WESTLB		2	Q	Paying by Bank
700002 H.F. van Laar		1	Q	Direct Debit
700003 Zima B.V.		1	Q	Direct Debit
700007 R.Wildeboer		1	Q	Direct Debit
700008 Van Stappen Bunkering Services		1	Q	Direct Debit
700009 PARCO BVBA		1	Q	Direct Debit
700013 Nicomet Stainless Steel		1	Q	Direct Debit
700015 ING BANK NV		13	Q	Paying by Bank
700016 Mr.H.U.Huegli		1	Q	Direct Debit
700019 NLM Investments NV		1	Q	Direct Debit
700021 Hunter Douglas Europe BV		1	Q	Direct Debit
700022 R.O.Investment Management		1	Q	Direct Debit
700025 COGECO CONSEILS FIN. S.A		1	Q	Direct Debit
710001 ZETHAMETA B.V.		4	Q	Direct Debit
710004 SCHOUTEN OLIE B.V.		1	Q	Direct Debit
710005 CARTER B.V.		1	Q	Direct Debit
710007 Jewometaal Stainless Proc.B.V.		1	Q	Direct Debit
710008 Gebr.Timmermans BV		1	Q	Direct Debit
710009 G.Sikaloski		1	Q	Direct Debit
710010 J.L.v.d.Heuvel		1	Q	Direct Debit
710011 A.van den Heuvel B.V.		1	Q	Direct Debit
710012 J.H.Diek		1	Q	Direct Debit
710014 CEFETRA B.V.		1	Q	Direct Debit
710016 M.Lindemans Beheer B.V.		1	Q	Direct Debit
710017 Munthandel KEVELAM b.v.		1	Q	Direct Debit
710020 M.J.Hageman		1	Q	Direct Debit
710021 Kivits Holding B.V.		1	Q	Direct Debit
710022 GERHEN B.V.		1	Q	Direct Debit
710023 Recreatieschap Rottemeren		1	Q	Direct Debit
710024 Multi Continental Recycling		1	Q	Direct Debit
710025 Investment Service		1	Q	Direct Debit
710026 F.Wink		1	Q	Direct Debit
710027 Groninger V.O.P.Recycling		1	Q	Direct Debit
710028 Diamantzetterij Kahkajian		1	Q	Direct Debit
710029 Wagner Inv. Management B.V.		1	Q	Direct Debit
710030 P.L.J. Blom Holding		1	Q	Direct Debit
710031 Hercules Metals B.V.		1	Q	Direct Debit
710033 Oosting Metalen Recycling BV		1	Q	Direct Debit
710037 Gebr.v.Engelen		1	Q	Direct Debit
710038 NIOC Bunkering BV		2	Q	Direct Debit
710039 B.V. SNIJWERK		1	Q	Direct Debit
710040 Gebr.Gerrits Helmond BV		1	Q	Direct Debit
710042 OSBO INTERNATIONAL BV		3	Q	Direct Debit
710043 INTERREC BV		1	Q	Direct Debit
710044 Overdie Metals B.V.		2	Q	Direct Debit
710047 MIREC BV		1	Q	Direct Debit
710048 Metaalrecycling Gebrs.Hendriks		1	Q	Direct Debit
710051 Visserijcoöperatie Urk		1	Q	Paying by Bank
710052 Oliehandel Klaas de Boer		1	Q	Direct Debit
710053 Fortis Bank (Nederland) NV		11	Q	Paying by Bank
710054 FRISOL BV		3	Q	Direct Debit
710055 ABNAMRO Trading		14	Q	Paying by Bank
710056 Capricorn Stainless B.V.		3	Q	Direct Debit
710057 FAMM		3	Q	Paying by Bank
710058 Kabelrecycling L.Bosch BV		1	Q	Direct Debit
710059 SNS Reaalgroep		1	Q	Direct Debit
710060 Veego		1	Q	Direct Debit

710061 A. van der Lem			1	Q	**Direct Debit**
750000 N.V. ROMETA			1	Q	**Paying by Bank**
750001 HALLAERT N.V.			1	Q	**Paying by Bank**
750002 FONDERIE JACQUET			1	Q	**Paying by Bank**
750003 BELREC BVBA			2	Q	**Paying by Bank**
750004 N.V. William v.d.Gucht			2	Q	**Paying by Bank**
750006 COMET TRAITEMENTS S.A.			1	Q	**Paying by Bank**
750007 RECYMET S.A.			1	Q	**Paying by Bank**
750009 METRABEL B.V.			1	Q	**Paying by Bank**
750010 3 L INTERNATIONAL SPRL			1	Q	**Paying by Bank**
750011 WILMET S.A.			1	Q	**Paying by Bank**
750012 S.A.Speed Service-Carumba			1	Q	**Paying by Bank**
750013 WILJO NV			1	Q	**Paying by Bank**
750014 AGAAT NV			1	Q	**Paying by Bank**
750015 CONDOR Bunkering & ONYX N.V.			1	Q	**Paying by Bank**
750016 C.Reubens			1	Q	**Paying by Bank**
750018 Kabel Recycling Company			2	Q	**Paying by Bank**
750020 M.P.Diffusion SPRL			1	Q	**Paying by Bank**
750021 Sapa RC System NV			1	Q	**Paying by Bank**
750022 Antwerp Metals NV			1	Q	**Paying by Bank**
750023 Fortis Bank NV			21	Q	**Paying by Bank**
750024 Metafin International NV			1	Q	**Paying by Bank**
750025 KBC Exploitatie			5	Q	**Paying by Bank**
750026 NV Mornie Hoebeke			1	Q	**Paying by Bank**
750027 Symphony Jewels N.V.			1	Q	**Paying by Bank**
750028 ING Belgium			1	Q	**Paying by Bank**
780001 Credit Agr. Indosuez Lux. Succ			1	Q	**Paying by Bank**
780002 Springers Recycling			1	Q	**Paying by Bank**
780003 Fortis Luxembourg			2	Q	**Paying by Bank**

163

TeleCommunication Systems, Inc.
Mobile Finance Customers
Country: Spain

Customer name	Pagers	marketStream	Billing Cycle (M=1,Q=3,S=6,A=12)	Method of Payment Direct Debit=3 Bank Transfer=4 Check=5
Total Number of Subscribers	336	30		
ACS ACTIVIDADES , S.A.	1	0	3	3
ADRIAN VIUDES VELASCO	1	0	1	3
AFRILANZ 2000, S.L.	1	0	1	3
AGUILAR DIAZ, JOSE MANUEL	1	0	1	3
AGUIRRE LAISECA, LUIS ALFONSO	1	0	1	3
AIJ GARGANTA	1	0	1	3
AISIM 96, S.L.	1	0	1	3
ALARCON MONTOYA, ANTONIO	1	0	1	3
ALBA PARTICIPACIONES, S.A.	1	0	1	3
ALCINVER, S.A.	1	0	1	3
ALCOA S.L.	2	0	3	4
ALIMENTACION CONPE, S.L.	1	0	1	3
ALISTINVER S.L.	1	0	1	3
ALONSO NIERES, TORIBIO	1	0	1	3
AMPO, SDAD. COOP.	1	0	1	4
ANGEL SANTIAGO MARTIN LEIS	1	0	1	3
ANSELMO LASAOSA ASTIER	1	0	1	3
ANTONIO LAZARO GARCIA	1	0	1	3
ANTONIO MARIA RODRIGUEZ CELAYA	1	0	1	3
ANTONIO SAEZ ARIAS	1	0	1	3
ARIPEX, B.B.	0	1	1	4
ARNEDO GUTIERREZ, LUIS ALBERTO	1	0	1	3
AROCA ABARCA, PALOMA	1	0	1	3
ASEVAL	2	0	12	3
AURELIO SANTAS DAQUINTA	1	0	1	3
AUTOLAVADO, S.A.	1	0	1	3
AUTOMAIL	1	0	1	3
AUTOMATISMOS Y MANTENIMIENTOS, S.A.	1	0	1	3
AVALON BOLSA 2000, S.L.	1	0	1	3
BAILO PLAZA, JOSE LUIS	1	0	1	3
BAJOCA3, S.A.	1	0	1	3
BANCO BANIF	1	0	3	5
BANCO BILBAO VIZCAYA ARGENTARIA	1	0	3	4
BANCO BILBAO VIZCAYA ARGENTARIA, S.A.	5	0	3	4
BANCO SANTANDER CENTRAL HISPANO	7	0	3	4
BANKINTER, S.A.	0	1	3	3
BANLOR, S.A.	1	0	3	3
BARCENA ANDRES, JOSE RAMON	1	0	1	3
BARCLAYS BANK, S.A.	1	0	3	4
BARCLAYS FONDOS, S.A., SGIIC	2	0	3	3
BARRAGAN, PEDRO	1	0	1	3
BARTOL, S.L.	1	0	1	3
BEFESA ZINC ASER, S.A (ASUA ERANDIO)	1	0	1	4
BELLOCH PEREZ, ANTONIO	1	0	1	3
BENIGNO FERRENO	1	0	1	3
BERMUDEZ AVILA, MIGUEL	1	0	1	3
BERMUDEZ Y TRUJILLANO AUDITORES, S.L.	0	1	3	3
BERNARDO HERNANDEZ, S.A.	1	0	1	4
BETA CAPITAL S.V. , S.A.	0	1	3	3
BITUMAT S.A.	0	1	3	3
BIZKAIBOLSA, S.A.	1	0	1	3
BLANCO, JAVIER	1	0	1	3
BONET VIDAL, JAIME	1	0	1	3
BROOK GESTION, S.L.	1	0	1	3
BUENDIA BERCEDO, MANUEL	1	0	1	3
CABANILLAS BARATA, MIGUEL ANGEL	1	0	1	3
CABRERA CHICHARRO, FERNANDO	0	1	3	3
CAILA & PARES, S.A.	1	0	1	5
CAIXA D´ESTALVIS DE CATALUNYA	1	0	1	4
CAIXA D´ESTALVIS I PENSIONS DE BARCELONA	0	3	3	4

CAJA DE AHORROS DE LA INMACULADA	3	0	1		3
CAJA RURAL DE CIUDAD REAL	1	0	3		3
CAJA RURAL DE TERUEL	1	0	3		3
CAJA VITAL KUTXA	1	0	3		3
CALATAYUD GARCIA, JESUS	1	0	1		3
CAR & JOSU, S.L	1	0	1		3
CARBONELL LOPEZ, ANA	1	0	1		3
CARMONA GIMENO, ANGEL	1	0	1		3
CASTILLO SAINZ, JOSE MARIA	0	1	3		3
CASTRO MUGABURU, JESUS	1	0	1		3
CHANGE CURRENCY, S.L.	1	0	1		3
CHATARRAS DEL DUERO, S.L.	1	0	1		3
CHECA LOPEZ, GERMAN	1	0	1		3
CLEMENTE TIERZ, JAVIER	1	0	1		3
COCA BORREGO, JULIAN	0	1	3		3
COCA BORREGO, REGINO	0	1	3		3
COGOLLUDO HERRERA, JOSE	1	0	1		3
COLET CASTELLO, FERNANDO	1	0	1		3
COLOM VIDAL, ISABEL	1	0	1		3
COMIN BURRIEL, JOSE ANTONIO	1	0	1		3
CONCEPCION VILLORIA LAMAS	1	0	1		3
CONFIDE C.C.S.	1	0	1		3
COQUINESA, S.A	1	0	1		3
CORTES MARQUEZ, CATALINA	1	0	1		3
COVE GESTION INMOBILIARIA, S.L.	1	0	1		3
CRESPO BREA, MANUEL	1	0	1		3
DE CRUZ MORENO, MIGUEL ANGEL	1	0	1		3
DE LA FUENTE AREVALO, JAVIER	1	0	1		3
DE LA FUENTE DE PEDRO, JUAN CARLOS	1	0	1		3
DE LEON LARRAINZAR, ANA	1	0	1		3
DE MARTIN ALONSO, ALICIA	1	0	1		3
DEL FRESNO TORRECILLAS, BENITO FRANCISCO	1	0	1		3
DEL ROSAL Y MORENO, ANTONIO	1	0	1		3
DEL VALLE ARAGON, ENRIQUE	1	0	1		3
DELGADO MERINO, JOSE LUIS	1	0	1		3
DELGADO NAVARES, ANTONIO	1	0	1		3
DELITE HABITAT, S.A.	1	0	1		3
DERIBOLSA, S.L.	1	0	1		3
DESINSA	1	0	1		3
DHINESH HASHUNAL SAJNANI	1	0	1		3
DIAGO PEREZ, CARLA	1	0	1		3
DIEZ MEAÑA, RAFAEL	1	0	1		3
DINERO ACTIVO, S.A.	1	0	1		3
DOLATRAM SAJNANI HASHUMAL	1	0	1		3
E.G. TABALET, S.A.	1	0	1		3
EGUIOR INVERSIONES GENERALES, S.L.	1	0	1		3
ELIAS GONZALEZ, LUIS FERNANDO	1	0	1		3
ENDESA, S.A.	2	0	1		4
ENRIQUE AZNAR COSTA	1	0	1		3
ENRIQUE RUIZ VILLAGRASA	1	0	1		3
ESPALLARDO, JOSE ANTONIO	1	0	1		3
ESPINOSA CHAPINAL, ANTONIO	1	0	1		3
ESPINOSA LAGUNA , JOSEFA	1	0	1		3
ESTHER NYSSEN GANDARA	1	0	1		3
ESTUDIO 8 ARQUITECTURA, S.L.	1	0	1		3
ESTUDIO A. MORENO, S.L.	1	0	1		3
EURO-SYNS, S.A.	1	0	1		3
EXPLOTACIONES AVICOLAS REDONDO, S.A.	1	0	1		3
EZQUERGAIN OTAMENDI, JOSE ANGEL	1	0	1		3
FERNANDEZ BELDA, JUAN	1	0	1		3
FERNANDEZ DE VIANA CASTRO, JUAN JOSE	1	0	1		3
FERNANDO REDONDO GIMENO	1	0	12		3
FERRER FORCE, JOSE IGNACIO	1	0	1		3
FIN-EXPORT 96, S.L.	1	0	1		3
FOLLANA KERFANT, MARC	1	0	1		3
FONTANALS GOMEZ, ANTONIO	0	1	3		3
FONTCUBERTA DE LA TORRE, AGUSTIN	1	0	1		3
FRANCISCO JAVIER HISPANO PRAT	1	0	1		3
FUSTER CORTINA, VICENTE	1	0	1		3
GAINZARAIN ELORRIETA, JESUS	1	0	1		3
GALLEGO GONZALEZ, JOSE LUIS	1	0	1		3

GALLEN DE LA ESPERANZA, SERGIO	1	0	1		3
GALVAN MONTES, FRANCISCO	1	0	1		3
GANDARA MARTINEZ, JOSE MIGUEL	1	0	3		3
GARCIA GARCIA, FELIPE	1	0	1		3
GARCIA LLORENTE, JUAN CARLOS	1	0	1		3
GARCIA MONGE, FRANCISCO JAVIER	1	0	1		3
GARMENDIA GUERRA, JOSE MANUEL	1	0	1		3
GARRIDO MARTINEZ, ROSA Mª	1	0	1		3
GEA TERUEL, PATRICIO	1	0	1		3
GERMAN ANDRES ESCRIVA	1	0	1		3
GESIURIS S.A., SGIIC	0	1	3		3
GESTION NAVARRA, S.A.	1	0	1		3
GOMEZ JIMENEZ, DAVID	1	0	1		3
GONZALEZ DEL RIO, ALBERTO	1	0	1		3
GONZALEZ GARCIA, MIGUEL ANGEL	1	0	1		3
GONZALEZ JIMENEZ, JUAN MARIA	1	0	3		3
GONZALEZ-VELEZ MARTIN, MARCO	1	0	1		3
GOPAR DE INVERSIONES, S.L.	1	0	1		3
GORORDO URRECHAGA, CARMEN	1	0	1		3
GRAU FERNANDEZ, ANTONI	1	0	1		3
GRAUPE S.A.	1	0	1		3
GRUPO B-4, S.A.	1	0	1		3
GRUPO INDECOR, S.A.	1	0	1		3
GRUPO LAMINEX, S.A.	1	0	1		3
GUZMAN SALAS, EDUARDO JOSE	1	0	1		3
HERNANDEZ POBO, ANTONIO	1	0	1		3
HIERROS Y METALES CORDOBA	1	0	1		3
HISPANO TEX, S.A.	1	0	3		3
HKL S.A.	1	0	1		3
HOSJUE, S.L.	1	0	1		3
HOTEL PARADISE ALMERIMAR, S.A	1	0	1		3
HYDRO ALUMINIUM INASA	1	0	12		4
I.N.C.A.S.A.	1	0	1		3
IBAÑEZ GARCIA, EMILIO	1	0	1		3
IBARZ PENAS, MIGUEL	1	0	1		3
IBERDROLA REDES	2	0	1		4
IBERINOX 88, S.A.	1	0	1		3
IGUALATORIO MEDICO QUIJURGICO, S.A.	1	0	1		3
INDRA SISTEMAS	0	2	3		5
INDRA SISTEMAS, S.A.	0	1	3		5
INDRU PARTABRAI BHOJWANI	1	0	1		3
INTERENVIOS MONEY TRANSFERES, S.A.	1	0	1		3
INVERSION INMOBILIARIA SANTONJA, S.A.	1	0	1		3
INVERSIONES GALLEGO, S.A.	1	0	12		3
INVERSIONES LELO SIMCAV, S.A.	1	0	1		3
INVERSIONES MAYO, S.L.	1	0	1		3
IÑIGO ALTUNA FRANCESENA	1	0	1		3
ISPANIA TRUST, S.L.	1	0	3		3
ITARTE CUSOLA, JOAQUIN	1	0	1		3
JABONERO E HIJOS S.L.	1	0	1		3
JESUS LOPEZ BALLESTEROS	1	0	1		3
JIMENEZ ALONSO GERARDO	1	0	1		3
JOAN CHECA RAMIREZ	1	0	1		3
JOAQUIN BELTRAN AUNES	1	0	1		3
JODRA, MIGUEL ANGEL	1	0	1		3
JORGE PEREZ ORTEGA	1	0	1		3
JOSE ANGEL GONZALEZ GIBAJA	1	0	1		3
JOSE ANTONIO BENITO SAN JUAN	1	0	1		3
JOSE FERNANDEZ CARDO	1	0	1		3
JOSE JUAN QUINTANA GONZALEZ	1	0	1		3
JOSE LUIS MORALES MOLINA	1	0	1		3
JOSE LUIS RUIZ ARNAIZ	1	0	1		3
JOSE RAMON HENAREJOS MARTINEZ	1	0	1		3
JOSE SALVADOR INSA REBOLL	1	0	1		3
JUAN BERMUDEZ ROJAS	1	0	1		3
LAZARO FERNANDEZ FELIX	1	0	1		3
LEONOR DE AQUITANIA, S.A.	1	0	1		3
LIMPIEZAS PEGARLO, S.L.	0	1	1		3
LIPRO, S.A.	0	1	3		3
LLOPIS RICO, FRANCISCO JAVIER	1	0	1		3
LLORET CATERING	0	1	3		3

LOGIFRUIT, S.L.	1	0	1		3
LOPEZ DE AYALA DIEZ DE RIVERA, FERNANDO	1	0	1		3
LOPEZ JIMENEZ, JOSE LUIS	1	0	1		3
LOPEZ VERA, OSCAR	1	0	1		3
LUCLAVEGA, S.L.	1	0	1		3
LUIS ALMONACID ALMENDROS	1	0	1		3
MANSO MATIAS, FRANCISCO	1	0	1		3
MARTIN DE LA ROSA, LIBERTO	1	0	1		3
MARTINEZ HERNANDEZ, JUAN ANTONIO	1	0	1		3
MATADERO JOSE CALATAYUD E HIJOS, S.A.	1	0	1		3
MATESANZ GALINDO, FRANCISCO JAVIER	1	0	1		3
MAXIMILIANO MUÑOZ ALONSO	1	0	1		3
MEDINA MORENO, EUSEBIO	1	0	1		3
MELEO GARCIA, JESUS	1	0	1		3
MEMENTO CONVEN, S.L.	1	0	1		3
MERCADO SAPIA, CAMILO	1	0	1		3
METALES LATORRE, S.L.	1	0	1		3
METALLS P.G., S.L.	1	0	1		3
METALURGICA DE MEDINA, S.A.	1	0	1		3
METROPOLI MODERNA, S.L.	1	0	1		3
MIGUEL ANGEL GARCIA DEL OSO	1	0	1		3
MIRANDA ALVAREZ, JOSE RAMON	1	0	1		3
MOLINA MOLINA, JOSE LUIS	1	0	1		3
MONEY EXCHANGE, S.L.	1	0	3		3
MORA FRANSI, ALBERTO	1	0	1		3
MORGAR RECUPERACIONES	1	0	1		3
MULTITRADE, S.A.	1	0	1		3
MUTUA UNIVERSAL	1	0	3		3
NAVARRO SENDIN, JORGE	1	0	1		3
NIEVA RUIZ, JUAN JOSE	1	0	3		4
NIX TLH, S.A.	1	0	1		3
NOPAL 20, S.L.	1	0	1		3
NUEVA DARSENA, S.L.	1	0	3		4
NUEVO FELIPE, AGUSTIN	1	0	1		3
NUÑEZ GUZMAN, IÑIGO	1	0	1		3
NUÑEZ HERNANDEZ, MIGUEL ANGEL	1	0	1		3
NUÑEZ RODRIGUEZ, FERNANDO	1	0	1		3
ON LINE INVERSORES, S.L.	1	0	1		3
ONITOA, S.L.	1	0	1		3
ORTEGA VICO, ADOLFO	1	1	3		4
OSCAR PEREZ ORTEGA	1	0	1		3
OVEJERO CUENCA, ABEL	1	0	1		3
PAJARERIA USERA, S.L.	1	0	1		3
PALOMO HERRERO, FRANCISCO JAVIER	1	0	1		3
PAREDES Y BELMONTE, S.A.	1	0	1		3
PASCUAL OCHOA, JUAN CARLOS	1	0	1		3
PEDRO LUIS VIEJO REYERO	1	0	1		3
PEDRO MASIP PACHES	1	0	1		3
PELAYO SANCHEZ, JUAN MIGUEL	1	0	1		3
PEYFLOSA, S.L.	1	0	1		3
PIA URRIGSHARDT	1	0	1		3
PICART I PEREZ, SERGI	1	0	1		3
POOLE BALD, CONRADO	1	0	1		3
PRADERA SALAZAR, GUILLERMO	1	0	1		3
PRESTACIONES MOBILIARIAS, S.L.	1	0	3		3
PRIVAT BANK, S.A.	1	0	1		4
PROMOTORA GESTORA DE SUELO URBANIZABLE	1	0	1		3
QUORUM CAPITAL	0	1	3		4
RECICLAJES CORDOBA	1	0	1		3
RENTA 4 BADAJOZ, S.A.	1	0	1		3
RENTA 4 MADRID	11	0	1		4
RENTA 4 S.V, S.A. (CORUÑA)	1	0	1		3
RENTA 4 S.V, S.A. (LUGO)	1	0	1		3
RENTA 4 S.V, S.A. (TOLEDO)	1	0	1		3
RENTA 4 S.V.B.	1	0	1		4
RENTA 4, SV. S.A (LOGROÑO)	1	0	1		3
REPSOL, S.A. (DIR. ADMIN. Y CONTROL)	1	0	6		5
REUNION DE SERVICIOS, S.A.	5	0	1		3
RIEGOS AGRICOLAS ESPAÑOLES, S.A.	2	0	1		3
RIESGO IGLESIAS, JOSE ANTONIO	1	0	1		3
RODRIGUEZ ESCUDERO, ULPIANO	1	0	1		3

Schedule P

U.S. SECURITIES LAW QUESTIONNAIRE

The following questionnaire is to be completed by TeleCommunication Systems, Inc. (the “Subscriber”) in furtherance of a share purchase transaction set out in a purchase agreement dated January 24, 2007, (the “Agreement”) between Stockgroup Information Systems Inc. (the “Company”), the Subscriber and others. This questionnaire will be relied upon by the Company to complete the transactions contemplated in the Agreement. All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Agreement.

1.	The Subscriber covenants, represents and warrants to the Company that:

	(a)	the Subscriber is a U.S. Person;

(b)

the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions detailed in the Subscription Agreement and it is able to bear the economic risk of loss arising from such transactions;

(c)

the Subscriber is acquiring the Securities for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration thereof pursuant to the Securities Act of 1933 (the “1933 Act”) and any applicable State securities laws unless an exemption from such registration requirements is available or registration is not required pursuant to Regulation S under the 1933 Act or registration is otherwise not required under this 1933 Act;

	(d)	the Subscriber satisfies one or more of the categories indicated below (please check the appropriate box):

[X]	Category 1

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of US $5,000,000;

[ ]	Category 2	A natural person whose individual net worth, or joint net worth with that person’s spouse, on the date of purchase exceeds US $1,000,000;

[ ]	Category 3

A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

[ ]	Category 4

A “bank” as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small

Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self- directed plan, whose investment decisions are made solely by persons that are accredited investors;

[ ]	Category 5	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States);

[ ]	Category 6	A director or executive officer of the Company;

[ ]	Category 7

A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act; or

[ ]	Category 8	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories; and

(e)

the Subscriber is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the 31st day of January, 2007.

If a Corporation, Partnership or Other Entity:	If an Individual:

TeleCommunication Systems, Inc. ______________________
Print or Type Name of Entity	Signature

________________________________________________
Signature of Authorized Signatory	Print or Type Name

Corporation ______________________________________
Type of Entity	Social Security/Tax I.D. No.